UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21972

Name of Fund: BlackRock Credit Allocation Income Trust (BTZ)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2017

Date of reporting period: 04/30/2017

Item 1 – Report to Stockholders

APRIL 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended April 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the United Kingdom’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, high-quality assets with more interest rate sensitivity struggled. U.S. Treasuries posted negative returns as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and uncertainty. Reflationary expectations accelerated after the U.S. election and continued into the beginning of 2017, stoked by expectations that the new presidential administration’s policies would provide an extra boost to U.S. growth. More recently, however, growing skepticism about the likelihood of significant near-term U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Nonetheless, markets have remained generally positive thus far in 2017 and continue to exhibit low levels of volatility by historical standards. Although political uncertainty persisted, benign credit conditions and expectations for economic growth have kept markets fairly tranquil. The period ended with a global risk asset rally following centrist Emmanuel Macron’s win in the first round of the French presidential election and better-than-expected U.S. and European corporate earnings.

Although economic momentum is gaining traction, the capacity for rapid global growth is restrained by structural factors, including an aging population, low productivity growth and excess savings, as well as cyclical factors, like the Fed moving toward the normalization of monetary policy and the length of the current expansion. Tempered economic growth and high valuations across most assets have set the stage for muted returns going forward.

Equity markets still present opportunities, although the disparity between winners and losers is widening — a dynamic that increases both the risk and return potential of active investing. Fixed income investors are also facing challenges as many sectors are exhibiting higher valuations while rates remain at historically low levels.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	13.32%	17.92%
U.S. small cap equities (Russell 2000® Index)	18.37	25.63
International equities (MSCI Europe, Australasia, Far East Index)	11.47	11.29
Emerging market equities (MSCI Emerging Markets Index)	8.88	19.13
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.23	0.40
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.13)	(2.68)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.67)	0.83
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.41)	0.57
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.30	13.29
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

SEMI-ANNUAL REPORT	APRIL 30, 2017	3

Trust Summary as of April 30, 2017	BlackRock Credit Allocation Income Trust

Trust Overview

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of April 30, 2017 ($13.41)[1]	6.31%
Current Monthly Distribution per Common Share[2]	$0.0705
Current Annualized Distribution per Common Share[2]	$0.8460
Economic Leverage as of April 30, 2017[3]	22%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the six months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BTZ[1,2]	7.64%	3.59%
Lipper Corporate BBB-Rated Debt Funds (Leveraged)[3]	2.84%	1.90%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•	The largest detractors from performance included the Trust’s positions in the tobacco, food & beverage, wireline and retail industries.

•

Positive contributors to performance during the period included the Trust’s exposure to capital securities (dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuer’s capital structure). In terms of industries, holdings within midstream energy, utilities and U.S. banks added to performance. Exposure to high yield bonds also contributed positively to performance on an absolute basis. Finally, positioning with respect to duration (and corresponding interest rate sensitivity) and yield curve positioning helped generate positive performance as well.

Describe recent portfolio activity.

•

The Trust tactically shortened its duration in preparation for rates moving higher as a result of the reflationary environment and anticipated pro-growth policy initiatives. The Trust kept its preference for high quality assets given the lack of value in the overall market and somewhat elevated geopolitical risks, while tactically adding shorter-maturity high yield names. At the same time, the Trust was positioned to benefit from the extended credit cycle and investment grade corporate bonds as they continue to be supported by the reflation theme.

Describe portfolio positioning at period end.

•

The Trust ended the period defensively positioned despite a constructive fundamental backdrop for credit, as the investment adviser views geopolitical risks as elevated and many of the supportive factors as already reflected in tightened spreads and active investor allocations to credit. The Trust continued its positive view on pipelines and cable/telecommunications, while maintaining a more defensive stance with respect to industrials. Within high quality industrials, the Trust favored short-maturity credits given the lack of value in the current market. With respect to financials, the Trust favored longer maturities within senior credits and short-end issues within subordinate issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	SEMI-ANNUAL REPORT	APRIL 30, 2017

BlackRock Credit Allocation Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/17	10/31/16	Change	High	Low
Market Price	$13.41	$12.87	4.20%	$13.41	$12.06
Net Asset Value	$14.65	$14.61	0.27%	$14.65	$14.14

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	4/30/17	10/31/16
Corporate Bonds	72%	71%
Preferred Securities	21	17
Asset-Backed Securities	3	4
U.S. Treasury Obligations	1	6
Municipal Bonds	1	1
Foreign Agency Obligations	2	1
Other[1]	—	—

[1]	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, U.S. Government Sponsored Agency Securities, Options Purchased, Options Written and Common Stocks.

Credit Quality Allocation[2,3]	4/30/17	10/31/16
AAA/Aaa[4]	2%	7%
AA/Aa	2	3
A	17	17
BBB/Baa	49	47
BB/Ba	18	16
B	9	8
CCC/Caa	1	1
N/R	2	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]	Excludes Short-Term Securities, Options Purchased and Options Written.

[4]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

SEMI-ANNUAL REPORT	APRIL 30, 2017	5

Trust Summary as of April 30, 2017	BlackRock Floating Rate Income Trust

Trust Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of April 30, 2017 ($14.68)[1]	4.77%
Current Monthly Distribution per Common Share[2]	$0.0583
Current Annualized Distribution per Common Share[2]	$0.6996
Economic Leverage as of April 30, 2017[3]	29%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the six months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BGT[1,2]	11.29%	3.59%
Lipper Loan Participation Funds[3]	10.09%	4.13%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust moved from a discount to NAV to a premium, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influence performance?

•

The Trust’s exposure to retailers was the principal detractor from performance, as secular changes in consumer spending behavior, shifting fashion trends, excess capacity, and potential fiscal reform all weighed on the segment.

•

The broad floating rate loan interest (“bank loan”) market provided a positive return for the six-month period. Among the most notable drivers of positive returns in the Trust were allocations to the technology and health care sectors. The Trust’s tactical high yield bond allocation also benefited performance, as high yield bonds outperformed bank loans over the six-month period.

Describe recent portfolio activity.

•

Throughout the six-month period, the Trust maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Trust concentrated its investments in strong companies with stable cash flows and high quality collateral, with the ability to meet interest obligations and ultimately return principal. This high-quality bias constrained recent performance given the outperformance by the riskier areas of the market. To capture additional momentum and benefit from a more constructive narrative surrounding commodity-related assets, the Trust selectively added to its fixed-rate high yield bond allocation early in the period, which contributed to results given that market’s outperformance versus loans. This position was reduced as the period progressed amid tighter risk premiums in the high yield market and volatility in oil prices. From a sector standpoint, the Trust added to risk within the technology and health care sectors, while reducing exposure to names in the electric and transportation services sectors.

Describe portfolio positioning at period end.

•

At period end, the Trust held 92% of its total portfolio in bank loans, with the remainder primarily in corporate bonds and collateralized loan obligations. Across the credit spectrum, the Trust held most of its assets in single B-rated credits, followed by BB-rated loan names. The Trust maintained minimal exposure to CCC and below rated loan credits, and avoided what it perceives to be the riskier segments of that universe (i.e. offshore drillers, retailers, and media). Top issuer positions included Level 3 (wirelines), Altice/Numericable (cable & satellite), and First Data (technology). The Trust continued its strategy to maintain a modest stake in more conservative high yield bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	APRIL 30, 2017

BlackRock Floating Rate Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/17	10/31/16	Change	High	Low
Market Price	$14.68	$13.58	8.10%	$14.79	$13.23
Net Asset Value	$14.50	$14.41	0.62%	$14.59	$14.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments

Portfolio Composition	4/30/17		10/31/16
Floating Rate Loan Interests	92%		92%
Corporate Bonds	5		4
Asset-Backed Securities	1		2
Short-Term Securities	1		2
Other	1	[1]	—	[2]

[1]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Rights, Warrants and Options Purchased.

[2]

Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage — Backed Securities, Other Interests, Investment Companies, Warrants, Common Stocks and Options Purchased.

Credit Quality Allocation[3,4]	4/30/17	10/31/16
A	—	—	[5]
BBB/Baa	8%	8%
BB/Ba	38	43
B	43	41
CCC/Caa	3	3
C	1	—
N/R	7	5

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes Short-Term Securities and Options Purchased.

[5]	Represents less than 1% of total investments.

SEMI-ANNUAL REPORT	APRIL 30, 2017	7

Trust Summary as of April 30, 2017	BlackRock Multi-Sector Income Trust

Trust Overview

BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of April 30, 2017 ($17.98)[1]	7.79%
Current Monthly Distribution per Common Share[2]	$0.1167
Current Annualized Distribution per Common Share[2]	$1.4004
Economic Leverage as of April 30, 2017[3]	39%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 10.

Performance and Portfolio Management Commentary

Returns for the six months ended April 30, 2017 were as follows:

	Returns Based On
	Market Price	NAV
BIT[1,2]	14.18%	7.96%
Lipper General Bond Funds[3]	9.59%	6.85%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The Trust’s positions in high yield corporate bonds, residential mortgage-backed securities (“MBS”), commercial mortgage backed securities (“CMBS”), investment grade corporates and senior loans were the largest contributors to performance. The Trust’s allocations to asset-backed securities (“ABS”) as well as foreign government and agency obligations also supported absolute returns.

•	The Trust’s duration (sensitivity to interest rate movements) and yield curve positioning detracted from performance during the period.

Describe recent portfolio activity.

•

The investment adviser believes that the failure to pass health care reform has marginally dampened investors’ confidence in the ability of the Trump administration to move forward with its pro-growth agenda. Consequently, the Trust’s spread duration (sensitivity to credit spreads) was decreased as spread sector exposure was rotated out of corporate bonds and into sovereign plus and non-agency MBS. The Trust largely maintained its duration exposure over the period. From a sub-sector perspective, corporate spreads have been approaching their lowest levels of the cycle and appear to be overvalued relative to MBS. The Trust reduced its exposure to investment grade financials and rotated into non-agency collateralized mortgage obligations to take advantage of this imbalance. The investment adviser also believed that sovereign plus names appeared relatively attractive versus other fixed income spread sectors and increased the Trust’s exposure to lower quality sovereign issues.

Describe portfolio positioning at period end.

•

At period end, the Trust maintained a diversified exposure to non-government spread sectors, including non-agency MBS, high yield corporates, capital securities, ABS, collateralized loan obligations, CMBS and senior loans. The Trust also held marginal exposure to foreign government and agency obligations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	APRIL 30, 2017

BlackRock Multi-Sector Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/17	10/31/16	Change	High	Low
Market Price	$17.98	$16.76	7.28%	$17.98	$15.53
Net Asset Value	$19.18	$18.91	1.43%	$19.18	$18.28

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments

Portfolio Composition	4/30/17		10/31/16
Corporate Bonds	41%		41%
Asset-Backed Securities	18		19
Non-Agency Mortgage-Backed Securities	17		18
Preferred Securities	12		12
Foreign Agency Obligations	6		4
Floating Rate Loan Interests	6		5
Short-Term Securities	—	[1]	1
Other	—	[2]	—	[3]

[1]	Represents less than 1% of total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Common Stocks, Investment Companies, Options Purchased, Options Written, Short-Term Securities and Warrants.

[3]	Includes a less than 1% holding in each of the following investment types: Common Stocks, U.S. Treasury Obligations, Options Purchased and Options Written.

Credit Quality Allocation[4,5]	4/30/17		10/31/16
AAA/Aaa[6]	—	[1]	—	[1]
AA/Aa	1%		2%
A	5		8
BBB/Baa	13		18
BB/Ba	28		22
B	23		20
CCC/Caa	16		16
CC/Ca	4		5
C	—	[1]	1
N/R	10		8

[4]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[5]	Excludes Short-Term Securities, Options Purchased and Options Written.

[6]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

SEMI-ANNUAL REPORT	APRIL 30, 2017	9

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. BIT is permitted to use economic leverage (which includes leverage attributable to reverse repurchase agreements) of up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. BIT may use economic leverage up to 100% of its net assets (50% of its total managed assets). The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments April 30, 2017 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Common Stocks — 0.0%		Shares	Value
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I LLC, (Acquired 12/28/15, cost $45,445) (a)		2,951	—

Asset-Backed Securities (b)		Par (000)
ALM Loan Funding, Series 2012-5A, Class BR, 4.16%, 10/18/27 (c)	USD	1,000	$1,003,336
ALM XII Ltd., Series 2015-12A, Class B, 4.41%, 4/16/27 (c)		1,000	1,003,635
ALM XIV Ltd., Series 2014-14A, Class C, 4.49%, 7/28/26 (c)		4,500	4,505,850
ALM XVII Ltd., Series 2015-17A, Class B1, 4.56%, 1/15/28 (c)		1,400	1,408,717
AMMC CLO Ltd., Series 2015-17A, Class C, 4.29%, 11/15/27 (c)		1,000	1,006,611
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class C, 4.54%, 4/28/26 (c)		1,000	999,992
Apidos CLO XVIII, Series 2014-18A, Class CR, 4.40%, 7/22/26 (b)(c)		1,300	1,300,000
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 4.94%, 1/30/24 (c)		750	753,554
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, 4.76%, 10/15/26 (c)		2,500	2,504,326
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class B, 4.21%, 4/18/27 (c)		1,000	1,005,664
Bowman Park CLO Ltd., Series 2014-1A, Class D2R, 4.40%, 11/23/25 (c)		1,000	999,972
Carlyle Global Market Strategies CLO Ltd., Class C (c):
Series 2013-3A, 4.56%, 7/15/25		1,000	1,002,838
Series 2015-1A, 4.31%, 4/20/27		500	501,928
Series 2016-1A, 6.06%, 4/20/27		1,000	1,014,774
Series 2016-3A, 5.16%, 10/20/29		1,000	1,010,654
CIFC Funding Ltd., Series 2014-3A, Class C1, 3.95%, 7/22/26 (c)		1,500	1,500,834
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class D, 4.54%, 10/29/26 (c)		1,000	1,001,654
Highbridge Loan Management Ltd. (c):
Series 4A-2014, Class B, 4.04%, 7/28/25		750	750,846
Series 6A-2015, Class C, 4.10%, 5/05/27		1,500	1,508,178
Series 8A-2016, Class D, 6.01%, 4/20/27		500	509,158
ING IM CLO Ltd., Series 2013-2A, Class C, 4.66%, 4/25/25 (c)		1,000	1,002,269
LCM XVIII LP, Series 18A, Class C1, 4.31%, 4/20/27 (c)		1,000	1,004,164

Asset-Backed Securities (b)		Par (000)	Value
Asset-Backed Securities (continued)
Limerock CLO III LLC, Series 2014-3A, Class C, 4.76%, 10/20/26 (c)	USD	1,000	$999,975
Madison Park Funding IX Ltd., Series 2012-9AR, Class C1R, 3.89%, 8/15/22 (c)		2,000	2,000,659
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR, 3.03%, 1/19/25 (c)		1,000	1,000,000
Madison Park Funding XIV Ltd., Series 2014-14A, Class DR, 4.41%, 7/20/26 (c)		2,000	2,000,368
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, 3.37%, 1/27/26 (c)		2,000	2,003,738
Mill Creek II CLO Ltd., Series 2016-1A, Class D, 5.88%, 4/20/28 (c)		1,000	1,013,189
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class C2, 4.40%, 1/23/27 (c)		1,600	1,606,400
Octagon Investment Partners 26 Ltd., Series 2016-1A, Class D, 6.11%, 4/15/27 (c)		500	507,551
Octagon Investment Partners XX Ltd., Series 2014-1A, Class C, 3.83%, 8/12/26 (c)		750	750,053
OZLM XI Ltd., Series 2015-11A, Class B, 4.04%, 1/30/27 (c)		2,750	2,761,267
Regatta IV Funding Ltd., Series 2014-1A, Class C, 4.11%, 7/25/26 (c)		1,500	1,501,767
Regatta V Funding Ltd., Series 2014-1A (c):
Class BR, 3.46%, 10/25/26		1,000	1,000,000
Class C, 4.61%, 10/25/26		1,000	999,921
Symphony CLO Ltd., Series 2016-17A, Class D, 5.96%, 4/15/28 (c)		1,000	1,016,076
Symphony CLO XV Ltd., Series 2014-15A (c):
Class CR, 3.22%, 10/17/26		2,500	2,499,670
Class DR, 4.37%, 10/17/26		1,000	999,866
Venture XIII CLO Ltd., Series 2013-13A, Class D, 4.66%, 6/10/25 (c)		800	802,733
Vibrant CLO II Ltd., Series 2013-2A, Class C, 4.75%, 7/24/24 (c)		1,000	994,905
Voya CLO Ltd., Series 2014-4A, Class C, 5.16%, 10/14/26 (c)		1,000	1,003,779
Webster Park CLO Ltd., Series 2015-1A, Class B1, 4.26%, 1/20/27 (c)		4,000	4,027,106
Total Asset-Backed Securities — 3.6%			56,787,977

Corporate Bonds
Aerospace & Defense — 0.6%
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (c)		536	555,095
KLX, Inc., 5.88%, 12/01/22 (c)		725	762,156

Portfolio Abbreviations
ABS	Asset-Backed Security	FKA	Formerly Known As	MYR	Malaysian Ringgit
ARB	Airport Revenue Bonds	GBP	British Pound	OTC	Over-the-Counter
ARS	Argentine Peso	JPY	Japanese Yen	PIK	Payment-In-Kind
AUD	Australian Dollar	KRW	South Korean Won	RB	Revenue Bonds
BRL	Brazilian Real	KRWCD	3-Month Certificate of Deposit Rate	RUB	Russian Ruble
BZDIOVER	1-Day Brazil Interbank Deposit	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
CLO	Collateralized Loan Obligation	LOC	Letter of Credit	TWD	Taiwan Dollar
DIP	Debtor-In-Possession	MXIBTIIE	Mexico Interbank TIIE 28 Day	USD	U.S. Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	11

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Aerospace & Defense (continued)
Mexico City Airport Trust, 4.25%, 10/31/26 (c)	USD	1,350	$1,363,500
TransDigm, Inc.:
6.00%, 7/15/22		4,360	4,490,800
6.50%, 7/15/24		1,560	1,602,900

			8,774,451
Air Freight & Logistics — 0.1%
XPO Logistics, Inc. (c):
6.50%, 6/15/22		1,421	1,504,484
6.13%, 9/01/23		496	520,800

			2,025,284
Airlines — 0.9%
American Airlines Group, Inc., 4.63%, 3/01/20 (c)		692	704,110
Continental Airlines Pass-Through Trust:
Series 2009-2, Class B, 9.25%, 11/10/18		1,278	1,279,703
Series 2012-3, Class C, 6.13%, 4/29/18		2,040	2,113,950
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 7/02/24		2,885	3,249,284
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 9/15/28 (c)		2,700	2,561,887
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		3,425	3,510,254
Virgin Australia Trust, Series 2013-1, Class B, 6.00%, 4/23/22 (c)		830	846,716

			14,265,904
Auto Components — 0.5%
Allison Transmission, Inc., 5.00%, 10/01/24 (c)		68	69,275
Goodyear Tire & Rubber Co., 5.00%, 5/31/26		535	549,044
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19		3,950	3,999,375
6.00%, 8/01/20		3,108	3,216,780

			7,834,474
Automobiles — 0.5%
Ford Motor Co., 7.45%, 7/16/31		3,660	4,616,746
General Motors Co.:
4.88%, 10/02/23		1,875	1,999,031
6.25%, 10/02/43		940	1,026,930

			7,642,707
Banks — 4.9%
CIT Group, Inc.:
4.25%, 8/15/17		4,600	4,631,050
5.25%, 3/15/18		4,030	4,158,154
5.50%, 2/15/19 (c)		3,967	4,190,144
5.00%, 8/01/23		660	709,500
City National Corp., 5.25%, 9/15/20 (d)		2,900	3,172,438
Cooperatieve Rabobank UA, 3.95%, 11/09/22 (d)		3,775	3,917,616
Credit Suisse Group AG, 6.50%, 8/08/23 (c)		6,000	6,681,228
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26 (d)		5,000	5,247,150
Discover Bank/Greenwood, 8.70%, 11/18/19		748	847,401

Corporate Bonds	Par (000)		Value
Banks (continued)
Fifth Third Bancorp, 5.10% (b)(e)	USD	5,000	$4,975,000
HSBC Finance Corp., 6.68%, 1/15/21 (d)		5,150	5,850,858
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (c)		5,840	5,751,752
Royal Bank of Scotland Group PLC, 6.00%, 12/19/23		10,080	10,871,401
SunTrust Banks, Inc., 5.05% (b)(e)		5,270	5,270,000
Wells Fargo & Co.:
3.45%, 2/13/23		2,325	2,366,973
4.13%, 8/15/23 (d)		4,000	4,218,736
5.61%, 1/15/44 (d)		4,119	4,721,189

			77,580,590
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46 (d)		6,170	6,740,435
Molson Coors Brewing Co., 4.20%, 7/15/46		1,665	1,574,809

			8,315,244
Biotechnology — 0.4%
Amgen, Inc., 4.66%, 6/15/51 (d)		6,709	6,759,136
Building Products — 0.2%
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (c)		424	451,560
Building Materials Corp. of America, 6.00%, 10/15/25 (c)		1,832	1,955,660
Masonite International Corp., 5.63%, 3/15/23 (c)		610	632,875
Standard Industries, Inc., 5.13%, 2/15/21 (c)		420	439,425

			3,479,520
Capital Markets — 2.8%
E*Trade Financial Corp., 5.38%, 11/15/22		1,348	1,423,697
Goldman Sachs Group, Inc.:
6.25%, 9/01/17		625	634,788
7.50%, 2/15/19 (d)		5,165	5,654,936
5.25%, 7/27/21		1,175	1,292,538
5.75%, 1/24/22 (d)		5,500	6,205,194
6.25%, 2/01/41 (d)		15,000	18,926,505
Morgan Stanley (d):
5.63%, 9/23/19		6,770	7,310,591
5.50%, 7/28/21		2,695	3,000,308

			44,448,557
Chemicals — 1.0%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (c)		715	740,468
Basell Finance Co. BV, 8.10%, 3/15/27 (c)(d)		6,000	8,027,610
Huntsman International LLC:
4.88%, 11/15/20		72	75,690
5.13%, 11/15/22		2,495	2,622,869
NOVA Chemicals Corp., 5.25%, 8/01/23 (c)		772	793,230
Platform Specialty Products Corp. (c):
10.38%, 5/01/21		165	183,769
6.50%, 2/01/22		1,372	1,406,300
PQ Corp., 6.75%, 11/15/22 (c)		935	1,014,465

			14,864,401
Commercial Services & Supplies — 2.9%
Aviation Capital Group Corp. (c):
7.13%, 10/15/20		31,000	35,452,344
6.75%, 4/06/21		7,850	8,969,905
United Rentals North America, Inc., 7.63%, 4/15/22		664	693,050

			45,115,299

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Communications Equipment — 0.4%
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)	USD	467	$497,939
CommScope Technologies LLC, 5.00%, 3/15/27 (c)		2,896	2,921,340
CommScope, Inc., 5.50%, 6/15/24 (c)		254	266,065
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 5/15/25		1,418	1,533,213
5.75%, 1/15/27 (c)		593	629,321

			5,847,878
Construction & Engineering — 0.2%
BlueLine Rental Finance Corp., 9.25%, 3/15/24 (c)		2,288	2,390,960
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		825	800,250

			3,191,210
Construction Materials — 0.5%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		1,907	1,989,239
HD Supply, Inc. (c):
5.25%, 12/15/21		3,278	3,470,582
5.75%, 4/15/24		1,701	1,807,313
PulteGroup, Inc., 5.50%, 3/01/26		926	976,930

			8,244,064
Consumer Discretionary — 0.0%
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25 (c)		475	475,594
Consumer Finance — 1.2%
Ally Financial, Inc.:
5.13%, 9/30/24		590	602,538
4.63%, 3/30/25		136	134,215
8.00%, 11/01/31		5,539	6,591,410
Capital One Bank USA NA, 3.38%, 2/15/23 (d)		2,000	2,013,726
Discover Financial Services, 3.85%, 11/21/22		3,252	3,333,576
Experian Finance PLC, 2.38%, 6/15/17 (c)(d)		2,550	2,552,430
Navient Corp.:
6.63%, 7/26/21		461	488,084
7.25%, 9/25/23		996	1,040,820
Total System Services, Inc., 3.80%, 4/01/21		1,630	1,697,291

			18,454,090
Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 2/15/25 (c)		811	838,371
Ball Corp., 4.38%, 12/15/20		681	716,752
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC:
5.75%, 10/15/20		2,866	2,951,980
6.88%, 2/15/21		68	69,926
7.00%, 7/15/24 (c)		1,247	1,342,084
Sealed Air Corp., 6.88%, 7/15/33 (c)		182	197,925

			6,117,038
Diversified Consumer Services — 0.4%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		1,295	1,414,787
Service Corp. International, 4.50%, 11/15/20		4,382	4,461,446

			5,876,233

Corporate Bonds	Par (000)		Value
Diversified Financial Services — 4.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.63%, 10/30/20	USD	961	$1,020,268
4.63%, 7/01/22		518	551,387
Air Lease Corp., 3.75%, 2/01/22		5,000	5,176,450
Aircastle Ltd., 6.25%, 12/01/19		3,937	4,269,676
Bank of America Corp.:
5.00%, 5/13/21 (d)		17,100	18,611,845
4.45%, 3/03/26		1,765	1,825,921
Citigroup, Inc., 6.68%, 9/13/43 (d)		4,125	5,270,871
Ford Motor Credit Co. LLC, 5.88%, 8/02/21		9,420	10,480,164
General Motors Financial Co., Inc.:
6.75%, 6/01/18		1,700	1,786,328
4.38%, 9/25/21		2,260	2,380,268
4.25%, 5/15/23		1,681	1,731,018
ING Bank NV, 5.00%, 6/09/21 (c)(d)		8,000	8,775,904
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (c)		1,705	1,743,363
Leucadia National Corp., 5.50%, 10/18/23		4,000	4,308,132
Resparcs Funding LP I, 8.00% (e)(f)		4,000	900,000
Royal Bank of Scotland Group PLC:
6.10%, 6/10/23		2,500	2,687,718
5.13%, 5/28/24		5,250	5,397,530

			76,916,843
Diversified Telecommunication Services — 6.3%
AT&T, Inc.:
5.00%, 3/01/21 (d)		8,575	9,309,483
6.30%, 1/15/38 (d)		12,000	13,730,268
4.30%, 12/15/42		265	237,481
4.35%, 6/15/45		367	325,690
CenturyLink, Inc.:
6.45%, 6/15/21		1,660	1,792,800
Series Y, 7.50%, 4/01/24		1,181	1,283,168
Frontier Communications Corp.:
6.25%, 9/15/21		980	908,950
7.13%, 1/15/23		55	48,125
7.63%, 4/15/24		1,309	1,122,468
6.88%, 1/15/25		3,964	3,301,021
Level 3 Financing, Inc.:
5.38%, 8/15/22		2,095	2,163,507
5.13%, 5/01/23		1,183	1,214,054
5.38%, 1/15/24		754	783,662
5.38%, 5/01/25		2,003	2,088,128
SBA Communications Corp., 4.88%, 9/01/24 (c)		1,658	1,672,508
Telefonica Emisiones SAU:
3.19%, 4/27/18		6,550	6,637,239
5.21%, 3/08/47		5,000	5,195,035
Verizon Communications, Inc. (d):
5.15%, 9/15/23		8,775	9,711,222
6.40%, 9/15/33		9,475	11,321,535
6.55%, 9/15/43		13,225	16,230,183
5.01%, 4/15/49 (c)		10,578	10,380,953

			99,457,480
Electric Utilities — 4.7%
CMS Energy Corp., 5.05%, 3/15/22		9,900	10,903,206
Duke Energy Corp., 3.55%, 9/15/21 (d)		3,650	3,798,891
Emera, Inc., Series 16-A, 6.75%, 6/15/76 (b)		7,500	8,259,375
Great Plains Energy, Inc., 5.29%, 6/15/22 (g)		5,550	6,095,787
Midland Cogeneration Venture LP, 5.25%, 3/15/25 (c)		3,953	4,091,500
NiSource Finance Corp., 6.80%, 1/15/19 (d)		3,075	3,311,972

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	13

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC (d):
4.10%, 6/01/22	USD	4,150	$4,423,751
5.30%, 6/01/42		2,750	3,252,972
Progress Energy, Inc., 7.00%, 10/30/31		12,000	15,965,592
Puget Energy, Inc.:
6.00%, 9/01/21		275	307,272
5.63%, 7/15/22		5,550	6,169,663
Southern Co., 4.40%, 7/01/46		7,500	7,461,330

			74,041,311
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23		306	314,415
5.50%, 12/01/24		2,458	2,617,770
Jabil Circuit, Inc., 8.25%, 3/15/18		2,600	2,743,762
Sanmina Corp., 4.38%, 6/01/19 (c)		1,415	1,450,375

			7,126,322
Energy Equipment & Services — 0.7%
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		473	478,321
6.75%, 8/01/22		1,175	1,208,781
GrafTech International Ltd., 6.38%, 11/15/20		890	772,075
Halliburton Co., 5.00%, 11/15/45		6,615	7,061,764
Noble Holding International Ltd., 4.63%, 3/01/21		34	31,280
Transocean, Inc., 6.00%, 3/15/18		880	898,700

			10,450,921
Food & Staples Retailing — 1.6%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (c):
6.63%, 6/15/24		775	792,437
5.75%, 3/15/25		1,120	1,089,200
CVS Health Corp.:
4.75%, 12/01/22		289	316,287
5.00%, 12/01/24		183	201,620
5.13%, 7/20/45 (d)		3,879	4,335,031
Dollar Tree, Inc.:
5.25%, 3/01/20		105	108,019
5.75%, 3/01/23		3,938	4,178,218
H.J. Heinz Finance Co., 7.13%, 8/01/39 (c)		4,415	5,690,683
Rite Aid Corp.:
6.75%, 6/15/21		541	545,058
6.13%, 4/01/23 (c)		2,194	2,172,060
Wal-Mart Stores, Inc., 5.25%, 9/01/35 (d)		5,150	6,180,051

			25,608,664
Food Products — 1.1%
Aramark Services, Inc., 5.13%, 1/15/24		815	859,825
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (c)		465	473,138
Kraft Foods, Inc.:
6.50%, 8/11/17 (d)		4,450	4,507,841
6.13%, 8/23/18		4,840	5,109,191
Kraft Heinz Foods Co., 4.38%, 6/01/46		2,475	2,354,807
Post Holdings, Inc. (c):
7.75%, 3/15/24		1,502	1,669,097
8.00%, 7/15/25		743	845,162
5.00%, 8/15/26		1,349	1,342,255
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)		431	459,015

			17,620,331

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies — 0.6%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)	USD	2,065	$1,822,362
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (c):
4.88%, 4/15/20		517	515,708
5.75%, 8/01/22		1,370	1,346,025
5.63%, 10/15/23		506	483,230
Medtronic, Inc., 4.63%, 3/15/45 (d)		4,565	4,965,793

			9,133,118
Health Care Providers & Services — 3.6%
Acadia Healthcare Co., Inc., 5.13%, 7/01/22		191	193,149
Amsurg Corp., 5.63%, 7/15/22		1,466	1,512,399
Centene Corp.:
5.63%, 2/15/21		875	919,844
6.13%, 2/15/24		645	694,988
CHS/Community Health Systems, Inc.:
6.88%, 2/01/22		1,111	919,352
6.25%, 3/31/23		1,447	1,472,322
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		1,990	2,045,979
HCA, Inc.:
3.75%, 3/15/19		4,364	4,456,735
6.50%, 2/15/20		10,421	11,437,673
7.50%, 2/15/22		2,214	2,546,986
5.88%, 3/15/22		340	376,975
4.75%, 5/01/23		236	247,800
5.38%, 2/01/25		440	458,150
5.88%, 2/15/26		1,297	1,378,062
HealthSouth Corp.:
5.13%, 3/15/23		512	513,920
5.75%, 11/01/24		637	648,944
Hologic, Inc., 5.25%, 7/15/22 (c)		742	781,882
MEDNAX, Inc., 5.25%, 12/01/23 (c)		587	600,208
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		829	891,175
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		1,109	1,179,837
Tenet Healthcare Corp.:
6.25%, 11/01/18		736	771,431
4.75%, 6/01/20		1,450	1,471,750
6.00%, 10/01/20		3,645	3,836,362
4.50%, 4/01/21		73	72,909
7.50%, 1/01/22 (c)		394	421,580
8.13%, 4/01/22		1,907	1,935,605
6.75%, 6/15/23		1,758	1,678,890
UnitedHealth Group, Inc., 6.88%, 2/15/38 (d)		10,000	13,779,620

			57,244,527
Hotels, Restaurants & Leisure — 0.4%
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)		910	921,375
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC (c):
5.00%, 6/01/24		600	619,500
5.25%, 6/01/26		650	666,250
MGM Resorts International, 6.75%, 10/01/20		214	238,075
New Red Finance, Inc., 6.00%, 4/01/22 (c)		2,215	2,309,138
Sabre GLBL, Inc. (c):
5.38%, 4/15/23		594	617,760
5.25%, 11/15/23		294	304,290

			5,676,388

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Household Durables — 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)	USD	1,647	$1,716,997
CalAtlantic Group, Inc., 8.38%, 1/15/21		3,015	3,542,625
Lennar Corp.:
4.75%, 11/15/22		1,805	1,877,200
4.88%, 12/15/23		466	482,310
Newell Brands, Inc.:
3.85%, 4/01/23		2,585	2,699,252
4.20%, 4/01/26		955	1,003,766
TRI Pointe Group, Inc.:
4.38%, 6/15/19		920	947,600
5.88%, 6/15/24		625	657,813

			12,927,563
Household Products — 0.2%
Spectrum Brands, Inc.:
6.63%, 11/15/22		1,110	1,168,275
6.13%, 12/15/24		231	246,172
5.75%, 7/15/25		1,002	1,074,054

			2,488,501
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corp.:
6.00%, 1/15/22 (c)		1,548	1,617,660
5.88%, 1/15/24 (c)		823	864,150
5.75%, 1/15/25		1,064	1,029,420
Dynegy, Inc., 6.75%, 11/01/19		1,945	1,974,175
NRG Energy, Inc., 6.63%, 1/15/27		2,746	2,718,540
QEP Resources, Inc., 5.38%, 10/01/22		1,927	1,902,913

			10,106,858
Industrial Conglomerates — 0.0%
Vertiv Group Corp, 9.25%, 10/15/24 (c)		623	668,946
Insurance — 2.8%
American International Group, Inc., 6.40%, 12/15/20		8,710	9,863,500
Aon Corp., 5.00%, 9/30/20 (d)		7,700	8,317,409
Aon PLC, 4.25%, 12/12/42 (d)		6,500	6,046,937
Forethought Financial Group, Inc., 8.63%, 4/15/21 (c)		3,400	3,804,478
Northwestern Mutual Life Insurance Co., 6.06%, 3/30/40 (c)(d)		12,000	15,424,080
Radian Group, Inc., 5.25%, 6/15/20		1,045	1,092,025

			44,548,429
Internet Software & Services — 0.1%
Equinix, Inc., 5.88%, 1/15/26		1,061	1,143,228
Netflix, Inc., 5.50%, 2/15/22		563	602,410
Symantec Corp., 5.00%, 4/15/25 (c)		347	358,711

			2,104,349
IT Services — 0.7%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		1,755	1,851,525
Fidelity National Information Services, Inc., 5.00%, 10/15/25		1,935	2,134,796
First Data Corp. (c):
5.38%, 8/15/23		764	794,560
7.00%, 12/01/23		4,908	5,262,358
5.75%, 1/15/24		720	747,000
Gartner, Inc., 5.13%, 4/01/25 (c)		483	499,905

			11,290,144
Life Sciences Tools & Services — 0.8%
Life Technologies Corp., 6.00%, 3/01/20		12,000	13,151,616

Corporate Bonds	Par (000)		Value
Media — 7.4%
21st Century Fox America, Inc., 6.15%, 3/01/37 (d)	USD	9,575	$11,453,040
A&E Television Networks LLC, 3.11%, 8/22/19		5,000	5,033,000
Altice Financing SA, 7.50%, 5/15/26 (c)		2,172	2,345,760
Altice Luxembourg SA (c):
7.75%, 5/15/22		2,362	2,509,932
7.63%, 2/15/25		1,752	1,870,260
Altice US Finance I Corp. (c):
5.38%, 7/15/23		2,919	3,046,706
5.50%, 5/15/26		1,211	1,251,871
AMC Networks, Inc.:
4.75%, 12/15/22		685	698,700
5.00%, 4/01/24		432	437,681
CCO Holdings LLC/CCO Holdings Capital Corp. (c):
5.88%, 4/01/24		1,759	1,884,329
5.75%, 2/15/26		499	530,028
5.50%, 5/01/26		1,219	1,279,194
5.13%, 5/01/27		1,961	2,000,220
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	548,968
6.48%, 10/23/45		9,584	11,255,191
6.83%, 10/23/55		3,540	4,153,323
Cinemark USA, Inc., 5.13%, 12/15/22		349	359,470
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		11,711	12,090,706
Cox Communications, Inc., 8.38%, 3/01/39 (c)(d)		5,000	6,211,295
CSC Holdings LLC:
8.63%, 2/15/19		4,005	4,411,708
6.63%, 10/15/25 (c)		832	910,000
DISH DBS Corp., 7.75%, 7/01/26		1,901	2,226,546
Grupo Televisa SAB, 5.00%, 5/13/45 (d)		3,345	3,151,326
Hughes Satellite Systems Corp. (c):
5.25%, 8/01/26		1,017	1,034,797
6.63%, 8/01/26		685	705,550
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		1,107	1,064,104
5.50%, 8/01/23		1,127	962,176
Interpublic Group of Cos., Inc., 3.75%, 2/15/23		6,025	6,214,884
MDC Partners, Inc., 6.50%, 5/01/24 (c)		1,036	1,010,100
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (c)		1,471	1,482,032
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (c)		495	507,375
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		249	258,649
5.63%, 2/15/24		122	128,100
SFR Group SA (c):
6.00%, 5/15/22		4,544	4,737,120
7.38%, 5/01/26		5,843	6,142,454
Time Warner Cable, Inc., 6.55%, 5/01/37		3,519	4,090,081
Time Warner, Inc.:
4.65%, 6/01/44		28	26,426
4.85%, 7/15/45		97	93,891
Tribune Media Co., 5.88%, 7/15/22		1,308	1,374,080
Univision Communications, Inc. (c):
5.13%, 5/15/23		5,293	5,379,011
5.13%, 2/15/25		999	995,254

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	15

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Media (continued)
Virgin Media Secured Finance PLC, 5.50%, 8/15/26 (c)	USD	487	$497,349

			116,362,687
Metals & Mining — 3.5%
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (c)		291	321,555
Alcoa, Inc., 5.13%, 10/01/24		1,903	1,993,392
Anglo American Capital PLC, 4.45%, 9/27/20 (c)		136	141,440
AngloGold Ashanti Holdings PLC, 5.13%, 8/01/22		5,000	5,165,000
ArcelorMittal:
6.13%, 6/01/18		2,575	2,683,897
7.50%, 3/01/41		455	511,875
Commercial Metals Co., 4.88%, 5/15/23		2,194	2,204,970
Constellium NV:
4.63%, 5/15/21	EUR	490	534,525
5.75%, 5/15/24 (c)	USD	1,728	1,620,000
6.63%, 3/01/25 (c)		1,353	1,332,705
First Quantum Minerals Ltd. (c):
7.00%, 2/15/21		138	142,830
7.25%, 5/15/22		912	939,360
7.25%, 4/01/23		832	847,080
7.50%, 4/01/25		1,463	1,492,260
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (c)		826	950,416
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		4,664	4,640,680
4.00%, 11/14/21		500	490,625
3.55%, 3/01/22		236	221,840
3.88%, 3/15/23		5,360	4,971,400
5.40%, 11/14/34		2,250	1,996,875
5.45%, 3/15/43		1,542	1,314,555
Novelis Corp. (c):
6.25%, 8/15/24		2,862	3,012,255
5.88%, 9/30/26		2,060	2,116,650
Peabody Securities Finance Corp. (c):
6.00%, 3/31/22		357	364,140
6.38%, 3/31/25		375	380,625
Southern Copper Corp., 5.88%, 4/23/45		3,870	4,076,544
Steel Dynamics, Inc.:
5.13%, 10/01/21		1,105	1,140,913
6.38%, 8/15/22		1,430	1,484,697
5.25%, 4/15/23		309	319,815
5.50%, 10/01/24		240	253,500
5.00%, 12/15/26 (c)		35	35,788
Teck Resources Ltd.:
3.00%, 3/01/19		119	120,488
4.50%, 1/15/21		370	382,110
8.00%, 6/01/21 (c)		1,202	1,310,180
8.50%, 6/01/24 (c)		799	925,841
6.00%, 8/15/40		1,861	1,914,504
6.25%, 7/15/41		721	764,260
5.20%, 3/01/42		640	611,200
United States Steel Corp., 8.38%, 7/01/21 (c)		944	1,039,580

			54,770,370
Offshore Drilling & Other Services — 0.1%
Sensata Technologies BV, 5.63%, 11/01/24 (c)		695	736,700
Oil, Gas & Consumable Fuels — 14.4%
Access Midstream Partners LP/ACMP Finance Corp., 4.88%, 5/15/23		343	353,290

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
California Resources Corp., 8.00%, 12/15/22 (c)	USD	1,492	$1,141,380
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (c)		1,231	1,375,495
CONSOL Energy, Inc., 5.88%, 4/15/22		7,210	7,029,750
Continental Resources, Inc.:
5.00%, 9/15/22		7,519	7,584,791
4.50%, 4/15/23		469	461,965
DCP Midstream LLC, 6.75%, 9/15/37 (c)		1,527	1,673,058
Denbury Resources, Inc., 9.00%, 5/15/21 (c)		182	192,010
Devon Energy Corp., 5.85%, 12/15/25		4,000	4,631,280
El Paso LLC:
7.80%, 8/01/31		197	250,402
7.75%, 1/15/32		4,586	5,840,092
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		2,345	2,850,493
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/01/20		5,075	5,622,709
Enbridge Energy Partners LP, 9.88%, 3/01/19 (d)		6,000	6,795,546
Energy Transfer Equity LP:
7.50%, 10/15/20		598	673,871
5.88%, 1/15/24		5,241	5,647,177
5.50%, 6/01/27		870	935,250
Energy Transfer Partners LP:
5.20%, 2/01/22		10,200	11,040,959
6.13%, 12/15/45		3,579	3,888,573
Enterprise Products Operating LLC:
4.90%, 5/15/46		5,375	5,621,643
Series N, 6.50%, 1/31/19 (d)		12,000	12,916,680
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24 (c)		415	434,194
Gulfport Energy Corp. (c):
6.00%, 10/15/24		444	437,340
6.38%, 5/15/25		558	555,908
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (c)		3,666	3,436,875
Kinder Morgan Energy Partners LP:
6.85%, 2/15/20 (d)		12,000	13,371,804
4.25%, 9/01/24		2,170	2,241,096
5.40%, 9/01/44		3,615	3,674,456
MEG Energy Corp. (c):
7.00%, 3/31/24		3,100	2,766,750
6.50%, 1/15/25		2,021	1,995,737
Midcontinent Express Pipeline LLC, 6.70%, 9/15/19 (c)		3,500	3,745,000
MPLX LP:
4.13%, 3/01/27		825	835,661
5.20%, 3/01/47		3,500	3,583,716
Murphy Oil Corp., 6.88%, 8/15/24		752	800,880
Nexen Energy ULC, 6.40%, 5/15/37		2,000	2,497,852
NGPL PipeCo LLC (c):
7.12%, 12/15/17		2,859	2,935,836
7.77%, 12/15/37		690	793,500
Noble Energy, Inc.:
5.63%, 5/01/21		1,784	1,833,060
5.05%, 11/15/44		3,500	3,614,257
Noble Holding International Ltd., 7.75%, 1/15/24		1,112	1,014,700
ONEOK Partners LP, 8.63%, 3/01/19 (d)		10,000	11,093,820
PDC Energy, Inc., 7.75%, 10/15/22		1,225	1,286,250
Petroleos Mexicanos:
3.50%, 1/30/23 (d)		5,000	4,773,000
4.63%, 9/21/23		3,965	3,987,997
4.88%, 1/18/24 (d)		2,000	2,023,000

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co., 6.88%, 5/01/18	USD	1,665	$1,744,202
Plains All American Pipeline LP/PAA Finance Corp.:
4.70%, 6/15/44		1,498	1,391,269
4.90%, 2/15/45		2,102	2,023,961
Range Resources Corp., 5.00%, 8/15/22 (c)		32	31,640
Rockies Express Pipeline LLC (c):
5.63%, 4/15/20		295	315,355
6.88%, 4/15/40		580	619,875
RSP Permian, Inc., 6.63%, 10/01/22		789	831,409
Ruby Pipeline LLC, 6.00%, 4/01/22 (c)		10,000	10,623,000
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		405	440,401
5.63%, 4/15/23		10,510	11,574,568
5.75%, 5/15/24		2,575	2,846,400
5.88%, 6/30/26 (c)		1,481	1,651,491
Sanchez Energy Corp.:
7.75%, 6/15/21		153	148,028
6.13%, 1/15/23		2,119	1,949,459
SM Energy Co.:
6.50%, 1/01/23		177	179,655
5.00%, 1/15/24		181	170,593
Southwestern Energy Co.:
7.50%, 2/01/18		63	65,678
5.80%, 1/23/20		1,166	1,177,660
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.38%, 8/01/22		255	262,778
5.25%, 5/01/23		37	38,110
6.75%, 3/15/24		184	200,560
Tesoro Corp. (c):
4.75%, 12/15/23		1,230	1,288,425
5.13%, 12/15/26		937	997,905
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		125	130,469
6.25%, 10/15/22		1,519	1,629,128
TransCanada PipeLines Ltd., 4.88%, 1/15/26		4,485	5,022,038
Weatherford International Ltd., 6.50%, 8/01/36		45	42,525
Western Gas Partners LP, 5.38%, 6/01/21		5,125	5,558,180
Whiting Petroleum Corp., 6.25%, 4/01/23 (d)		1,697	1,697,000
Williams Cos., Inc.:
3.70%, 1/15/23		2,245	2,211,325
4.55%, 6/24/24		527	539,516
8.75%, 3/15/32		2,478	3,209,010
5.75%, 6/24/44		685	708,975
Williams Partners LP, 5.10%, 9/15/45		5,075	5,176,307
WPX Energy, Inc., 6.00%, 1/15/22		164	166,460

			226,922,458
Paper & Forest Products — 1.9%
International Paper Co. (d):
7.50%, 8/15/21		9,675	11,581,459
8.70%, 6/15/38		4,000	5,771,200
7.30%, 11/15/39		10,000	13,169,940

			30,522,599
Pharmaceuticals — 3.4%
AbbVie, Inc. (d):
2.90%, 11/06/22		5,675	5,699,017
4.70%, 5/14/45		3,255	3,277,267

Corporate Bonds	Par (000)		Value
Pharmaceuticals (continued)
Actavis Funding SCS:
3.45%, 3/15/22	USD	7,335	$7,540,299
3.85%, 6/15/24		6,000	6,163,872
4.75%, 3/15/45		1,450	1,476,812
Endo Finance LLC/Endo Finco, Inc. (c):
6.00%, 7/15/23		1,514	1,326,642
6.00%, 2/01/25		530	447,585
Forest Laboratories LLC (c):
4.38%, 2/01/19 (c)		2,924	3,022,226
5.00%, 12/15/21 (c)		1,631	1,779,644
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (c)		739	763,017
Merck & Co., Inc., 6.50%, 12/01/33		6,420	8,384,135
Mylan NV, 3.95%, 6/15/26		7,500	7,418,280
Valeant Pharmaceuticals International, Inc. (c):
6.75%, 8/15/18 (d)		1,786	1,781,535
7.00%, 10/01/20		447	392,242
7.50%, 7/15/21		148	122,470
6.75%, 8/15/21		91	75,303
5.63%, 12/01/21		1,164	894,825
6.50%, 3/15/22		829	848,689
5.50%, 3/01/23		31	22,708
5.88%, 5/15/23		665	491,269
7.00%, 3/15/24		1,303	1,329,060
6.13%, 4/15/25		243	179,395

			53,436,292
Professional Services — 0.4%
Dun & Bradstreet Corp., 3.50%, 12/01/17		5,750	5,791,699
Real Estate Investment Trusts (REITs) — 3.2%
American Tower Corp.:
4.50%, 1/15/18		6,500	6,621,680
5.05%, 9/01/20		500	540,438
5.90%, 11/01/21 (d)		3,770	4,240,326
AvalonBay Communities, Inc., 6.10%, 3/15/20		10,000	11,070,280
DDR Corp.:
4.75%, 4/15/18		2,140	2,186,494
7.88%, 9/01/20		2,650	3,059,367
ERP Operating LP, 5.75%, 6/15/17 (d)		10,000	10,048,490
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (c)		881	887,607
Host Hotels & Resorts LP, 3.75%, 10/15/23 (d)		3,600	3,655,267
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24		627	676,376
4.50%, 9/01/26		740	737,225
Starwood Property Trust, Inc., 5.00%, 12/15/21 (c)		627	653,648
UDR, Inc., 4.25%, 6/01/18 (d)		5,225	5,354,120

			49,731,318
Real Estate Management & Development — 0.4%
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (c)(d)		4,485	4,260,750
Realogy Group LLC/Realogy Co-Issuer Corp. (c):
4.50%, 4/15/19		803	835,120
5.25%, 12/01/21		344	362,060
4.88%, 6/01/23		1,332	1,345,320

			6,803,250

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	17

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Corporate Bonds	Par (000)		Value
Road & Rail — 1.1%
Hertz Corp.:
6.75%, 4/15/19	USD	420	$418,950
5.88%, 10/15/20		647	603,328
7.38%, 1/15/21		310	298,375
5.50%, 10/15/24 (c)(d)		764	658,950
Norfolk Southern Corp., 6.00%, 3/15/05		12,700	14,708,276

			16,687,879
Semiconductors & Semiconductor Equipment — 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27 (c)		7,500	7,610,602
Micron Technology, Inc., 5.50%, 2/01/25		40	41,800
NXP BV/NXP Funding LLC (c):
4.13%, 6/15/20		951	997,361
4.13%, 6/01/21		1,461	1,528,571
4.63%, 6/15/22		490	526,138
4.63%, 6/01/23		204	219,555
Sensata Technologies BV, 5.00%, 10/01/25 (c)		1,418	1,448,133

			12,372,160
Software — 0.8%
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (c)		2,034	2,153,497
Infor US, Inc., 6.50%, 5/15/22		2,425	2,522,000
Informatica LLC, 7.13%, 7/15/23 (c)		477	469,249
Nuance Communications, Inc., 5.38%, 8/15/20 (c)		1,901	1,941,396
Oracle Corp., 2.65%, 7/15/26 (d)		4,890	4,720,239
PTC, Inc., 6.00%, 5/15/24		313	334,910

			12,141,291
Specialty Retail — 0.7%
L Brands, Inc.:
7.00%, 5/01/20		3,050	3,377,875
6.88%, 11/01/35		1,119	1,103,334
Penske Automotive Group, Inc., 5.38%, 12/01/24		1,951	1,965,633
VF Corp., 5.95%, 11/01/17 (d)		5,000	5,111,145

			11,557,987
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (c):
5.88%, 6/15/21		615	651,900
7.13%, 6/15/24		747	825,687
8.35%, 7/15/46		2,355	3,048,022
Western Digital Corp.:
7.38%, 4/01/23 (c)		1,199	1,312,905
10.50%, 4/01/24		584	687,660

			6,526,174
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co., 5.00%, 5/01/25		699	720,844
Springs Industries, Inc., 6.25%, 6/01/21		304	313,500
William Carter Co., 5.25%, 8/15/21		1,406	1,451,695

			2,486,039
Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (c)		1,205	1,236,631
Tobacco — 1.7%
Altria Group, Inc., 10.20%, 2/06/39 (d)		13,392	22,712,069
Reynolds American, Inc.:
4.85%, 9/15/23		1,120	1,229,073
5.85%, 8/15/45		2,335	2,759,050

			26,700,192

Corporate Bonds	Par (000)		Value
Trading Companies & Distributors — 0.3%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2013-1 (c):
Class A, 5.25%, 5/30/25	USD	2,182	$2,269,416
Class B, 6.13%, 11/30/21		2,159	2,218,153

			4,487,569
Transportation Infrastructure — 0.8%
CEVA Group PLC, 9.00%, 9/01/20 (c)(h)		1,845	1,734,300
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 7/11/22 (c)		10,500	11,423,464

			13,157,764
Wireless Telecommunication Services — 1.1%
America Movil SAB de CV, 3.13%, 7/16/22		1,275	1,293,623
Crown Castle International Corp., 5.25%, 1/15/23		1,380	1,527,020
Crown Castle Towers LLC, 6.11%, 1/15/40 (c)		4,555	4,934,288
Digicel Group Ltd., 7.13%, 4/01/22 (c)		370	310,430
Digicel Ltd., 6.00%, 4/15/21 (c)		1,285	1,220,750
Sprint Communications, Inc., 9.00%, 11/15/18 (c)		5,290	5,785,937
Sprint Corp., 7.13%, 6/15/24		1,755	1,914,056
T-Mobile USA, Inc., 6.84%, 4/28/23		645	691,762

			17,677,866
Total Corporate Bonds — 91.5%			1,439,982,910

Foreign Agency Obligations
Brazilian Government International Bond, 5.00%, 1/27/45		6,525	5,913,281
Colombia Government International Bond, 5.63%, 2/26/44		4,000	4,370,000
Indonesia Government International Bond, 5.88%, 1/15/24 (c)		4,400	5,014,583
Mexico Government International Bond, 4.75%, 3/08/44		5,800	5,721,700
Republic of Argentina, 5.63%, 1/26/22		6,485	6,754,128
Uruguay Government International Bond, 5.10%, 6/18/50		3,500	3,482,500
Total Foreign Agency Obligations — 2.0%			31,256,192

Municipal Bonds
City of Chicago Illinois, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 1/01/38		5,000	5,532,500
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	12,910,200
Total Municipal Bonds — 1.2%			18,442,700

Preferred Securities

Capital Trusts
Banks — 4.8%
BNP Paribas SA (b)(c)(e):
7.20%		5,000	5,562,500
7.38%		4,535	4,824,106

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Capital Trusts	Par (000)		Value
Banks (continued)
Capital One Financial Corp., Series E, 5.55% (b)(e)	USD	5,000	$5,200,000
Citigroup, Inc. (b)(e):
5.90%		2,210	2,320,500
5.95%		7,000	7,354,375
Credit Suisse Group AG (b)(c)(e):
6.25%		5,000	5,212,100
7.50%		3,250	3,604,380
HSBC Capital Funding LP, 10.18% (b)(c)(e)		11,835	18,166,725
Macquarie Bank Ltd., 6.13% (b)(c)(e)		1,885	1,918,930
Nordea Bank AB, 6.13% (b)(c)(e)		5,540	5,720,050
U.S. Bancorp, Series J, 5.30% (b)(e)		10,415	10,766,506
Wells Fargo & Co., (b)(e):
Series K, 7.98%		809	846,416
Series S, 5.90%		281	298,563
Series U, 5.88%		2,655	2,880,675

			74,675,826
Capital Markets — 2.3%
Charles Schwab Corp., Series E, 4.63% (b)(e)		6,805	6,873,050
Goldman Sachs Group, Inc., Series L, 5.70% (b)(e)		2,950	3,045,875
Morgan Stanley, Series H, 5.45% (b)(e)		8,675	8,881,031
State Street Corp. (b):
2.13%, 6/15/37		17,845	15,681,294
5.25%, 12/29/49		1,855	1,947,750

			36,429,000
Commercial Services & Supplies — 0.3%
AerCap Global Aviation Trust, 6.50%, 6/15/45 (b)(c)		5,000	5,250,000
Consumer Finance — 0.3%
American Express Co., Series C, 4.90% (b)(e)		4,510	4,583,288
Diversified Financial Services — 4.7%
Bank of America Corp. (b)(e):
Series AA, 6.10%		6,630	7,102,387
Series K, 8.00%		2,420	2,510,750
Series U, 5.20%		5,785	5,806,983
Barclays PLC, 6.63% (b)(e)		7,385	7,523,469
BNP Paribas SA, 6.75% (b)(c)(e)		5,000	5,231,250
Credit Agricole SA, 8.13% (b)(c)(e)		5,000	5,518,100
JPMorgan Chase & Co. (b)(e):		7,775	8,770,200
6.75%
Series 1, 7.90%		3,650	3,814,250
Series Q, 5.15%		4,000	4,040,000
Series R, 6.00%		14,130	14,960,137
Royal Bank of Scotland Group PLC (b)(e):
8.00%		970	1,006,375
8.63%		5,135	5,543,233
Societe Generale SA, 7.38% (b)(c)(e)		1,980	2,093,850

			73,920,984
Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 3.82%, 3/20/67 (b)		8,300	7,988,750
Industrial Conglomerates — 0.7%
General Electric Co., Series D, 5.00% (b)(e)		10,777	11,367,041
Insurance — 4.4%
ACE Capital Trust II, 9.70%, 4/1/30		7,000	10,465,000
Allstate Corp., 5.75%, 5/15/68 (b)		5,000	5,437,500
American International Group, Inc., 8.18%, 5/15/68 (b)		3,755	4,843,950
Bank One Capital III, 8.75%, 9/1/30		2,000	2,920,000
Chubb Corp., 3.41%, 3/29/67 (b)(d)		7,400	7,326,000

Capital Trusts	Par (000)		Value
Insurance (continued)
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%, 4/1/27	USD	5,000	$5,725,130
Farmers Exchange Capital II, 6.15%, 11/1/53 (b)(c)		4,890	5,440,321
Great-West Life & Annuity Insurance Capital LP II, 3.58%, 5/16/46 (b)(c)		500	495,625
Hartford Financial Services Group, Inc., 8.13%, 6/15/68 (b)		5,050	5,338,809
MetLife, Inc., 6.40%, 12/15/66		5,000	5,625,000
Principal Financial Group, Inc., 4.70%, 5/15/55 (b)		5,000	5,112,500
Reinsurance Group of America, Inc., 3.80%, 12/15/65 (b)		12,000	11,172,000

			69,901,835
Media — 0.6%
NBCUniversal Enterprise, Inc., 5.25% (c)(e)		5,600	5,901,000
Viacom, Inc. (b):
5.88%, 2/28/57		2,170	2,240,525
6.25%, 2/28/57		590	605,487

			8,747,012
Oil, Gas & Consumable Fuels — 1.9%
Enbridge, Inc., Series 16-A, 6.00%, 1/15/77 (b)		5,880	5,997,600
Enterprise Products Operating LLC (b):
7.00%, 6/1/67		2,500	2,368,750
Series A, 4.88%, 8/1/66		9,325	9,325,000
TransCanada PipeLines Ltd., 6.35%, 5/15/67 (b)		9,400	8,671,500
TransCanada Trust, 5.63%, 5/20/75 (b)		2,755	2,878,975

			29,241,825
Real Estate Investment Trusts (REITs) — 0.6%
Sovereign Real Estate Investment Trust, 12.00% (c)(e)		7,000	8,706,250
Road & Rail — 0.4%
BNSF Funding Trust I, 6.61%, 12/15/55 (b)		6,125	6,982,500
Total Capital Trusts — 21.5%			337,794,311

Preferred Stocks		Shares
Banks — 1.9%
Citigroup, Inc., Series K, 6.88% (b)(e)		488,320	14,381,024
Wells Fargo & Co., 5.85% (b)(e)		550,500	14,918,550

			29,299,574
Capital Markets — 0.7%
Goldman Sachs Group, Inc., Series J, 5.50% (b)(e)		162,450	4,379,652
SCE Trust III, Series H, 5.75% (b)(e)		31,650	895,695
State Street Corp., Series D, 5.90% (b)(e)		220,495	6,204,729

			11,480,076
Electric Utilities — 0.1%
Entergy Louisiana LLC, 5.25% (e)		90,000	2,250,000
Real Estate Investment Trusts (REITs) — 0.2%
Ventas Realty LP/Ventas Capital Corp., 5.45% (e)		75,000	1,869,000
Vornado Realty Trust, Series K, 5.70% (e)		50,000	1,273,500

			3,142,500
Wireless Telecommunication Services — 1.1%
Centaur Funding Corp., 9.08% (c)(e)		15,143	17,580,077
Total Preferred Stocks — 4.0%			63,752,227

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	19

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Trust Preferred		Shares	Value
Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 6.82%, 2/15/40 (b)		300,411	$7,533,492
Total Preferred Securities — 26.0%			409,080,030

U.S. Government Sponsored Agency Securities — 0.2%		Par (000)
Agency Obligations — 0.2%
Fannie Mae, 0.00%, 10/09/19 (d)(i)	USD	3,945	3,775,259

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		400	393,219
2.88%, 11/15/46 (d)		27,625	27,152,364
Total U.S. Treasury Obligations — 1.7%			27,545,583
Total Long-Term Investments (Cost — $1,864,011,236) — 126.2%			1,986,870,651

Short-Term Securities — 0.8%	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.64% (j)(k)	12,260,042	$12,260,042
Total Short-Term Securities (Cost — $12,260,042) — 0.8%		12,260,042
Options Purchased (Cost — $844,930) — 0.0%		484,375
Total Investments Before Options Written (Cost — $1,877,116,208) — 127.0%		1,999,615,068
Options Written (Premiums Received — $1,309,520) — (0.0)%		(754,503)
Total Investments, Net of Options Written (Cost — $1,875,806,688) — 127.0%		1,998,860,565
Liabilities in Excess of Other Assets — (27.0)%		(425,032,534)

Net Assets — 100.0%		$1,573,828,031

Notes to Schedule of Investments

(a)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $0 and an original cost of $45,445, which was less than 0.05% of its net assets.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Perpetual security with no stated maturity date.

(f)	Issuer filed for bankruptcy and/or is in default.

(g)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	Zero-coupon bond.

(j)	During the period ended April 30, 2017, investments in issuers considered to be affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,872,272	2,387,770	12,260,042	$12,260,042	$44,832	$132	—
[1] Includes net capital gain distributions.

(k)	Current yield as of period end.

For Trust compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Credit Suisse Securities (USA) LLC	1.25%	10/06/16	Open	$4,645,500	$4,668,172	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.34%	11/10/16	Open	8,920,000	8,958,425	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.34%	11/18/16	Open	5,005,778	5,026,630	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.95%	12/19/16	Open	2,935,625	2,945,773	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.95%	12/19/16	Open	2,229,562	2,237,270	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Credit Suisse Securities (USA) LLC	1.00%	12/19/16	Open	$525,938	$527,851	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.00%	12/19/16	Open	6,304,656	6,327,598	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.00%	12/19/16	Open	5,055,188	5,073,583	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.00%	12/19/16	Open	4,973,062	4,991,159	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.00%	12/19/16	Open	2,919,531	2,930,155	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	4,150,000	4,165,825	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	5,606,250	5,627,629	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	4,565,000	4,582,408	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,244,125	3,256,496	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,294,000	3,306,561	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	7,834,750	7,864,627	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	13,740,000	13,792,395	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	6,630,000	6,655,282	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,509,512	3,522,895	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	7,425,000	7,453,314	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,900,000	3,914,872	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	9,825,000	9,862,466	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,311,650	3,324,278	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	4,405,500	4,422,300	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	6,450,000	6,474,596	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	12,570,000	12,617,934	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	5,260,000	5,280,058	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,225,000	3,237,298	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	17,356,500	17,422,686	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,633,437	3,647,293	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	21,996,360	22,080,239	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	4,034,160	4,049,544	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	3,225,000	3,237,298	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	17,512,500	17,579,281	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/19/16	Open	6,961,875	6,988,423	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04%	12/21/16	Open	8,789,375	8,822,384	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	(2.00)%	1/04/17	Open	1,391,540	1,382,572	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.30%	1/11/17	Open	3,391,096	3,402,306	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.34%	1/18/17	Open	1,898,800	1,904,815	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.88%	2/07/17	Open	3,757,000	3,763,051	U.S. Government Sponsored Agency Securities	Open/Demand
RBC Capital Markets LLC	1.34%	2/13/17	Open	12,633,600	12,664,861	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.34%	2/13/17	Open	5,842,100	5,856,556	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	0.63%	2/17/17	Open	26,881,250	26,898,573	U.S. Treasury Obligations	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	8,300,000	8,312,969	Corporate Bonds	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	5,397,425	5,405,858	Corporate Bonds	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	3,079,844	3,084,656	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50%	3/20/17	Open	2,768,500	2,773,230	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50%	3/20/17	Open	2,429,313	2,433,463	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50%	3/20/17	Open	6,956,000	6,967,883	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.50%	3/20/17	Open	1,198,438	1,200,485	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50%	3/20/17	Open	719,063	720,291	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	0.00%	3/21/17	Open	1,428,800	1,428,800	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	2,935,000	2,939,324	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	9,885,000	9,899,564	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	5,432,000	5,440,003	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	4,506,000	4,512,639	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	5,508,000	5,516,115	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	15,240,000	15,262,454	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	4,994,000	5,001,358	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	4,524,000	4,530,665	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	4,994,000	5,001,358	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	1,912,000	1,914,817	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	7,141,000	7,151,521	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	3,143,000	3,147,631	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	9,203,000	9,216,559	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	5,812,000	5,820,563	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	2,865,000	2,869,221	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	5,152,000	5,159,591	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	21

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
BNP Paribas S.A.	1.36%	3/22/17	Open	$3,257,000	$3,261,799	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	10,655,000	10,670,698	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	(4.00)%	4/05/17	Open	611,200	609,502	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.34%	4/06/17	Open	6,324,250	6,329,900	Corporate Bonds	Open/Demand
Total				$438,136,053	$439,330,649

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(252)	10-Year U.S. Treasury Note	June 2017	$31,681,125	$(208,259)
48	2-Year U.S. Treasury Note	June 2017	$10,397,250	1,661
720	5-Year U.S. Treasury Note	June 2017	$85,252,500	411,181
(217)	Ultra U.S. Treasury Bond	June 2017	$35,357,437	(579,328)
Total				$(374,745)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
10-Year U.S. Treasury Note Future	Call	5/26/17	USD	126.00	1,000	$484,375

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
10-Year U.S. Treasury Note Future	Call	5/26/17	USD	127.00	1,000	$(203,125)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Bank of America N.A.	Put	2.30%	Receive	6-Month LIBOR	9/24/18	USD	155,800	$(551,378)

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
STMicro Electronics	1.00%	Barclays Bank PLC	6/20/17	EUR	1,500	$(4,027)	$5,711	$(9,738)
Cigna Corp.	1.00%	Goldman Sachs Bank USA	9/20/17	USD	4,500	(22,247)	(850)	(21,397)
Cigna Corp.	1.00%	Goldman Sachs International	9/20/17	USD	2,800	(13,843)	(569)	(13,274)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	5,585	(27,909)	(11,416)	(16,493)
Humana, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	USD	4,500	(22,128)	5,850	(27,978)
Humana, Inc.	1.00%	Goldman Sachs International	9/20/17	USD	2,800	(13,769)	3,915	(17,684)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	5,585	(27,960)	(3,927)	(24,033)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	4,715	(23,697)	(8,871)	(14,826)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	4,715	(23,717)	(9,109)	(14,608)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	16,700	(246,844)	(27,752)	(219,092)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	1,920	(42,155)	23,064	(65,219)
Prudential Financial, Inc.	1.00%	Goldman Sachs International	6/20/21	USD	1,155	(25,359)	14,757	(40,116)
Prudential Financial, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	9,500	(208,580)	99,876	(308,456)
Total						$(702,235)	$90,679	$(792,914)

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Depreciation
Anadarko Petroleum Corp.	1.00%	Credit Suisse International	6/20/17	BBB	USD	2,425	$5,855	$(3,526)	$9,381
Anadarko Petroleum Corp.	1.00%	Morgan Stanley & Co. International PLC	6/20/17	BBB	USD	10	24	(17)	41
Anadarko Petroleum Corp.	1.00%	UBS AG	6/20/17	BBB	USD	994	2,400	(1,675)	4,075
Athem, Inc. (FKA WellPoint, Inc.)	1.00%	Goldman Sachs Bank USA	9/20/17	A-	USD	4,500	21,413	(3,364)	24,777
Athem, Inc. (FKA WellPoint, Inc.)	1.00%	Goldman Sachs International	9/20/17	A-	USD	2,800	13,323	(2,251)	15,574
Comcast Corp.	1.00%	Credit Suisse International	9/20/17	A-	USD	12,200	60,189	4,317	55,872
United Health Group, Inc.	1.00%	Goldman Sachs Bank USA	9/20/17	A+	USD	4,500	22,336	(847)	23,183
United Health Group, Inc.	1.00%	Goldman Sachs International	9/20/17	A+	USD	2,800	13,898	(567)	14,465
MetLife, Inc.	1.00%	Deutsche Bank AG	3/20/18	A-	USD	3,025	27,513	(23,364)	50,877
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	BBB+	USD	16,700	247,478	49,483	197,995
American Tower Corp.	1.00%	Morgan Stanley & Co. International PLC	6/20/21	BBB-	USD	10,000	(162,954)	(340,328)	177,374
Total							$251,475	$(322,139)	$573,614

Transactions in Options Written for the Six Months Ended April 30, 2017

	Calls			Puts
		Notional (000)		Notional (000)
	Contracts	USD	Premiums Received	USD	Premiums Received
Outstanding options, beginning of period	—	155,800	$513,805	155,800	$437,313
Options written	1,000	—	498,820	155,800	810,700
Options exercised	—	—	—	—	—
Options expired	—	—	—	—	—
Options closed	—	(155,800)	(513,805)	(155,800)	(437,313)

Outstanding options, end of period	1,000	—	$498,820	155,800	$810,700

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$412,842	—	$412,842
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	484,375	—	484,375
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$780,587	—	—	—	—	780,587

Total		—	$780,587	—	—	$897,217	—	$1,677,804

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	—	—	—	—	$787,587	—	$787,587
Options written	Options written at value	—	—	—	—	754,503	—	754,503
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,231,347	—	—	—	—	1,231,347

Total		—	$1,231,347	—	—	$1,542,090	—	$2,773,437

[1]    Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	23

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

For the six months ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$6,100,706	—	$6,100,706
Options purchased[1]	—	—	—	$(1,260,340)	8,400,274	—	7,139,934
Options written	—	—	—	—	(328,569)	—	(328,569)
Swaps	—	$805	—	—	129,804	—	130,609

Total	—	$805	—	$(1,260,340)	$14,302,215	—	$13,042,680

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(4,389,517)	—	$(4,389,517)
Options purchased[1]	—	—	—	$1,101,752	(464,852)	—	636,900
Options written	—	—	—	—	282,764	—	282,764
Swaps	—	$(164,287)	—	—	—	—	(164,287)

Total	—	$(164,287)	—	$1,101,752	$(4,571,605)	—	$(3,634,140)

[1] Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$98,350,055
Average notional value of contracts — short	$142,056,079
Options:
Average value of option contracts purchased	$242,188
Average value of option contracts written	$101,563
Average notional value of swaption contracts purchased	$382,000,000	[1]
Average notional value of swaption contracts written	$155,800,000
Credit default swaps:
Average notional value — buy protection	$66,101,600
Average notional value — sell protection	$59,954,000
Interest rate swaps:
Average notional value — pays fixed rate	$23,125,000	[1]
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$11,250		$110,096
Options	484,375	[1]	754,503
Swaps — OTC[2]	780,587		1,231,347

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$1,276,212		$2,095,946

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(495,625)		(313,221)

Total derivative assets and liabilities subject to an MNA	$780,587		$1,782,725

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Credit Allocation Income Trust (BTZ)

The following tables present the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$5,711	$(5,711)	—	—	—
Citibank N.A.	23,064	(23,064)	—	—	—
Credit Suisse International	69,570	(69,570)	—	—	—
Deutsche Bank AG	298,355	(270,208)	—	$(28,147)	—
Goldman Sachs Bank USA	53,810	(53,810)	—	—	—
Goldman Sachs International	48,711	(48,711)	—	—	—
JPMorgan Chase Bank N.A.	99,876	(99,876)	—	—	—
Morgan Stanley & Co. International PLC	177,415	(177,415)	—	—	—
UBS AG	4,075	(1,675)	—	—	$2,400

Total	$780,587	$(750,040)	—	$(28,147)	$2,400

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$551,378	—	—	$(551,378)	—
Barclays Bank PLC	9,738	$(5,711)	—	—	$4,027
Citibank N.A.	65,219	(23,064)	—	—	42,155
Credit Suisse International	106,809	(69,570)	—	—	37,239
Deutsche Bank AG	270,208	(270,208)	—	—	—
Goldman Sachs Bank USA	54,436	(53,810)	—	—	626
Goldman Sachs International	74,461	(48,711)	—	—	25,750
JPMorgan Chase Bank N.A.	308,456	(99,876)	—	—	208,580
Morgan Stanley & Co. International PLC	340,345	(177,415)	—	—	162,930
UBS AG	1,675	(1,675)	—	—	—

Total	$1,782,725	$(750,040)	—	$(551,378)	$481,307

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$47,382,069	$9,405,908	$56,787,977
Corporate Bonds	—	1,434,949,910	5,033,000	1,439,982,910
Foreign Agency Obligations	—	31,256,192	—	31,256,192
Municipal Bonds	—	18,442,700	—	18,442,700
Preferred Securities	$53,705,642	355,374,388	—	409,080,030
U.S. Government Sponsored Agency Securities	—	3,775,259	—	3,775,259
U.S. Treasury Obligations	—	27,545,583	—	27,545,583
Short-Term Securities	12,260,042	—	—	12,260,042
Options Purchased:
Interest rate contracts	484,375	—	—	484,375

Total	$66,450,059	$1,918,726,101	$14,438,908	$1,999,615,068

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	25

Schedule of Investments (concluded)	BlackRock Credit Allocation Income Trust (BTZ)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$573,614	—	$573,614
Interest rate contracts	$412,842	—	—	412,842
Liabilities:
Credit contracts	—	(792,914)	—	(792,914)
Interest rate contracts	(990,712)	(551,378)	—	(1,542,090)

Total	$(577,870)	$(770,678)	—	$(1,348,548)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $439,330,649 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended April 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Common Stocks	Total
Assets:
Opening Balance, as of October 31, 2016	$15,186,952	$5,113,500	$2,951	$20,303,403
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[1]	(9,083,692)	—	—	(9,083,692)
Accrued discounts/premiums	1,732	—	—	1,732
Net realized gain (loss)	76,713	—	—	76,713
Net change in unrealized appreciation (depreciation)[2,3]	(75,797)	(80,500)	(2,951)	(159,248)
Purchases	7,800,000	—	—	7,800,000
Sales	(4,500,000)	—	—	(4,500,000)

Closing Balance, as of April 30, 2017	$9,405,908	$5,033,000	—	$14,438,908

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017[2]	$3,508	$(80,500)	$(2,951)	$(79,943)

1   As of October 31, 2016, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2017, the Trust used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at April 30, 2017 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments April 30, 2017 (Unaudited)	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.		9,191	$10,570
Household Durables — 0.0%
Berkline Benchcraft Equity LLC		6,155	—
Internet Software & Services — 0.0%
New Holdings LLC		365	119,537
Specialty Retail — 0.0%
Things Remembered, Inc.		551,052	5
Total Common Stocks — 0.0%			130,112

Asset-Backed Securities (b)(c)		Par (000)
ALM Loan Funding, Series 2012-5A, Class BR, 4.16%, 10/18/27	USD	310	311,034
ALM VII R Ltd., Series 2013-7RA, Class BR, 3.86%, 10/15/28		250	251,593
ALM XIV Ltd., Series 2014-14A, Class C, 4.62%, 7/28/26		463	463,101
ALM XVII Ltd., Series 2015-17A, Class C1, 5.31%, 1/15/28		250	252,637
AMMC CLO Ltd., Series 2014-15A, Class D, 5.31%, 12/09/26		250	251,671
Ares XXXIII CLO Ltd., Series 2015-1A, Class A2R, 3.05%, 12/05/25		300	302,558
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, 4.76%, 10/15/26		500	500,865
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class C, 5.04%, 2/14/25		250	251,204
CIFC Funding Ltd.:
Series 2013-1A, Class A2, 3.06%, 4/16/25		290	290,345
Series 2014-2A, Class A3LR, 3.28%, 5/24/26		275	275,025
GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class C, 3.38%, 4/20/29		250	250,000
Grippen Park CLO Ltd., Series 2017-1A, Class C, 3.55%, 1/20/30		250	250,221
Highbridge Loan Management Ltd., Series 2015-7A, Class C, 4.42%, 11/15/26		250	251,292
LCM XVIII LP, Series 18A, Class INC, 0.00%, 4/20/27		750	513,518
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, 3.81%, 4/15/26		250	250,175
Symphony CLO Ltd., Series 2016-17A, Class D, 5.96%, 4/15/28		250	254,019
TCI-Cent CLO Ltd., Series 2016-1A, Class A2, 3.32%, 12/21/29		250	251,852
Treman Park CLO LLC, Series 2015-1A, Class D, 5.02%, 4/20/27		700	701,416
Voya CLO 2013-3 Ltd., Series 2013-3A, Class A2R, 2.66%, 1/18/26		250	250,000
Webster Park CLO Ltd., Series 2015-1A:
Class B1, 4.26%, 1/20/27		250	251,694
Class C, 5.21%, 1/20/27		250	252,593

			6,626,813
Total Asset-Backed Securities — 1.9%			6,626,813

Corporate Bonds
Airlines — 0.4%
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		1,585	1,620,663

Corporate Bonds		Par (000)	Value
Capital Markets — 0.3%
Blackstone CQP Holdco LP, 6.50%, 3/20/21 (c)	USD	941	$947,492
Chemicals — 0.2%
Momentive Performance Materials, Inc., 3.88%, 10/24/21		665	660,844
Communications Equipment — 0.2%
Avaya, Inc., 7.00%, 4/01/19 (a)(c)(d)		827	694,680
Consumer Finance — 0.1%
Ally Financial, Inc., 8.00%, 11/01/31		150	178,500
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (c):
4.43%, 5/15/21 (b)		280	285,950
4.25%, 9/15/22		480	489,216
7.25%, 5/15/24		200	217,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 4.66%, 7/15/21 (b)(c)		3,125	3,195,312

			4,188,228
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		175	191,188
Diversified Telecommunication Services — 0.3%
Level 3 Financing, Inc.:
4.94%, 1/15/18 (b)		607	608,517
6.13%, 1/15/21		337	348,374

			956,891
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20 (a)(c)(d)		654	—
Energy Equipment & Services — 0.3%
Transocean, Inc., 9.00%, 7/15/23 (c)		976	1,040,660
Weatherford International Ltd., 9.88%, 2/15/24 (c)		200	233,000

			1,273,660
Environmental, Maintenance, & Security Service — 0.1%
Tervita Escrow Corp., 7.63%, 12/01/21 (c)		330	339,075
Health Care Providers & Services — 0.3%
CHS/Community Health Systems, Inc., 5.13%, 8/01/21		945	936,731
HCA, Inc., 5.25%, 6/15/26		200	213,250
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		45	47,875

			1,197,856
Household Durables — 0.0%
Berkline/Benchcraft LLC, 4.50%, 6/01/17 (a)(d)		400	—
Independent Power and Renewable Electricity Producers — 0.3%
NRG Energy, Inc., 6.25%, 7/15/22		925	942,399
Internet Software & Services — 0.1%
Symantec Corp., 5.00%, 4/15/25 (c)		175	180,906
Media — 1.2%
Altice Financing SA (c):
6.63%, 2/15/23		335	354,681
7.50%, 5/15/26		525	567,000
Altice US Finance I Corp., 5.50%, 5/15/26 (c)		200	206,750
Clear Channel Worldwide Holdings, Inc., Series B, 7.63%, 3/15/20		175	176,969
CSC Holdings LLC, 10.88%, 10/15/25 (c)		200	240,250
SFR Group SA (c):
6.00%, 5/15/22		512	533,760
6.25%, 5/15/24		630	652,050

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	27

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Corporate Bonds		Par (000)	Value
SFR Group SA (c) (continued):
7.38%, 5/01/26	USD	1,130	$1,187,912
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (c)		200	202,500

			4,121,872
Metals & Mining — 1.2%
Constellium NV, 6.63%, 3/01/25 (c)		250	246,250
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		1,238	1,231,810
3.10%, 3/15/20		725	715,031
3.88%, 3/15/23		375	347,813
Novelis Corp., 6.25%, 8/15/24 (c)		375	394,687
Teck Resources Ltd.:
4.50%, 1/15/21		514	530,823
3.75%, 2/01/23		783	771,490

			4,237,904
Oil, Gas & Consumable Fuels — 1.4%
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (c)		415	463,712
CONSOL Energy, Inc., 5.88%, 4/15/22		1,385	1,350,375
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (c)		615	636,525
Halcon Resources Corp., 6.75%, 2/15/25 (c)		865	830,400
MEG Energy Corp., 6.50%, 1/15/25 (c)		624	616,200
NGPL PipeCo LLC, 7.12%, 12/15/17 (c)		234	240,289
Noble Holding International Ltd., 7.75%, 1/15/24		170	155,125
Rowan Cos., Inc., 7.38%, 6/15/25		210	207,375
Sanchez Energy Corp., 6.13%, 1/15/23		328	301,757

			4,801,758
Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 5/01/24		500	539,375
Road & Rail — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.80%, 12/01/17 (b)		179	179,090
Software — 0.1%
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)		175	199,719
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 7.00%, 8/15/20		200	216,500
Total Corporate Bonds — 8.1%			27,668,600

Floating Rate Loan Interests (b)
Aerospace & Defense — 1.7%
Engility Corp.:
Term Loan B1, 4.24%, 8/12/20		209	210,045
Term Loan B2, 4.75%, 8/12/23		389	391,313
TransDigm, Inc.:
2015 Term Loan E, 3.99%, 5/14/22		499	497,940
2016 Extended Term Loan F, 3.99%, 6/09/23		3,935	3,929,303
Term Loan D, 4.15%, 6/04/21		697	698,071

			5,726,672
Air Freight & Logistics — 1.5%
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2, 3.74%, 3/20/22		3,865	3,921,423
CEVA Group PLC, Synthetic LOC, 6.50%, 3/19/21		447	377,590
CEVA Intercompany BV, Dutch Term Loan, 6.67%, 3/19/21		457	400,338

Floating Rate Loan Interests (b)		Par (000)	Value
Air Freight & Logistics (continued)
CEVA Logistics Canada ULC, Canadian Term Loan, 6.67%, 3/19/21	USD	81	$71,215
CEVA Logistics US Holdings, Inc., Term Loan, 6.67%, 3/19/21		609	533,183

			5,303,749
Airlines — 0.1%
Northwest Airlines, Inc., Term Loan, 2.65%, 9/10/18		217	213,328
Auto Components — 0.8%
Anchor Glass Container Corp.:
2016 1st Lien Term Loan, 4.25%, 12/07/23		324	326,376
2016 2nd Lien Term Loan, 8.75%, 12/07/24		240	244,200
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		588	560,857
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 2.99%, 4/30/19		374	378,312
GPX International Tire Corp., Term Loan (a)(d):
12.25%, 3/30/2012		274	—
PIK, 13.00%, 3/30/2012 (e)		4	—
TKC Holdings, Inc., 2017 2nd Lien Term Loan, 8.50%, 2/01/24		461	464,458
USI, Inc., 2017 Term Loan B, 3.25%, 3/30/24		635	632,225

			2,606,428
Automobiles — 0.3%
CH Hold Corp.:
1st Lien Term Loan, 4.00%, 2/01/24		725	729,444
2nd Lien Term Loan, 8.25%, 2/01/25		150	152,625

			882,069
Biotechnology — 0.1%
AMAG Pharmaceuticals, Inc., 2015 1st Lien Term Loan, 4.78%, 8/13/21		477	476,013
Building Materials — 1.0%
Allied Universal HoldCo LLC, 2015 Term Loan, 4.79%, 7/28/22		3,039	3,048,608
USAGM HoldCo LLC, 2015 2nd Lien Term Loan, 9.67%, 7/28/23		395	398,622

			3,447,230
Building Products — 2.6%
Continental Building Products LLC, 2017 Term Loan B, 3.65%, 8/18/23		684	683,232
CPG International, Inc., Term Loan, 4.90%, 9/30/20		3,196	3,210,206
GYP Holdings III Corp., 1st Lien Term Loan, 4.67%, 4/01/21		953	956,120
Jeld-Wen, Inc., 2017 Term Loan B, 4.15%, 7/01/22		1,093	1,103,555
Ply Gem Industries, Inc., Term Loan, 4.15%, 2/01/21		562	564,253
Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 4.24%, 11/15/23		817	817,825
Wilsonart LLC, 2016 Term Loan, 4.65%, 12/19/23		1,636	1,645,750

			8,980,941
Capital Markets — 0.6%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		388	387,002
RPI Finance Trust, Term Loan B6, 3.15%, 3/27/23		1,675	1,680,136

			2,067,138

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals — 4.0%
Alpha 3 B.V., 2017 Term Loan B1, 4.15%, 1/31/24	USD	630	$633,150
Axalta Coating Systems US Holdings, Inc., Term Loan B1, 3.65%, 2/01/23		990	998,759
CeramTec Acquisition Corp., Term Loan B2, 3.80%, 8/30/20		69	69,855
Charter NEX US Holdings, Inc., Term Loan B, 5.40%, 2/07/22		663	663,651
Chemours Co., 2017 Term Loan B, 3.49%, 5/12/22		561	564,519
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		182	164,902
Huntsman International LLC, Term Loan B2, 3.99%, 4/01/23		1,347	1,363,141
Klockner-Pentaplast of America, Inc.:
1st Lien Term Loan, 4.40%, 4/28/20		680	684,976
German Borrower, 4.40%, 4/28/20		291	292,725
MacDermid, Inc.:
Term Loan B5, 4.50%, 6/07/20		1,177	1,182,492
Term Loan B6, 4.00%, 6/07/23		867	870,520
OXEA Finance LLC, Term Loan B2, 4.40%, 1/15/20		1,772	1,719,025
PQ Corp., 2016 Term Loan, 5.25%, 11/04/22		851	860,458
Royal Holdings, Inc.:
2015 2nd Lien Term Loan, 8.65%, 6/19/23		157	157,372
2017 Term Loan B, 4.40%, 6/19/22		685	689,921
Solenis International LP:
1st Lien Term Loan, 4.30%, 7/31/21		913	915,119
2nd Lien Term Loan, 7.80%, 7/31/22		1,055	1,049,071
Tata Chemicals North America, Inc., Term Loan B, 3.94%, 8/07/20		277	276,977
Versum Materials, Inc., Term Loan, 3.65%, 9/29/23		587	593,167

			13,749,800
Commercial Services & Supplies — 7.2%
Advanced Disposal Services, Inc., Term Loan B3, 3.70%, 11/10/23		2,025	2,041,954
Asurion LLC:
2016 Term Loan B2, 4.24%, 7/08/20		344	345,932
Term Loan B4, 4.25%, 8/04/22		1,221	1,228,313
Term Loan B5, 4.75%, 11/03/23		1,470	1,481,082
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.93%, 11/26/20		1,721	1,725,090
Camelot UK HoldCo Ltd., 2017 Term Loan B, 4.50%, 10/03/23		1,313	1,319,310
Casella Waste Systems, Inc., 2017 Term Loan B, 3.75%, 10/17/23		579	579,996
Catalent Pharma Solutions, Inc., Term Loan B, 3.75%, 5/20/21		2,253	2,276,944
Creative Artists Agency LLC, 2017 1st Lien Term Loan B, 4.50%, 2/15/24		1,277	1,291,700
Dealer Tire LLC, 2016 Term Loan B, 4.94%, 12/22/21		636	643,028
Employbridge LLC, Exit Term Loan, 7.65%, 5/16/20		229	212,394
GCA Services Group, Inc., 2016 Term Loan, 5.77%, 3/01/23		1,149	1,153,933
Harland Clarke Holdings Corp., Term Loan B6, 6.65%, 2/09/22		655	655,420
Inmar Holdings, Inc., 2017 1st Lien Term Loan B, 4.75%, 4/21/24		650	645,535
KAR Auction Services, Inc.:
Term Loan B2, 4.19%, 3/11/21		800	806,571
Term Loan B3, 4.50%, 3/09/23		1,064	1,072,232

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (continued)
Livingston International, Inc., 1st Lien Term Loan, 5.50%, 4/18/19	USD	789	$779,384
PSSI Holdings LLC, Term Loan B, 4.80%, 12/02/21		982	992,300
Spin Holdco, Inc., Term Loan B, 4.28%, 11/14/19		2,209	2,211,271
TruGreen Limited Partnership, 1st Lien Term Loan B, 6.50%, 4/13/23		625	629,183
US Security Associates Holdings, Inc., 2016 Term Loan, 6.02%, 7/14/23		1,304	1,315,380
Waste Industries USA, Inc., 2016 Term Loan, 3.74%, 2/27/20		1,241	1,250,631

			24,657,583
Communications Equipment — 1.0%
Applied Systems, Inc.:
1st Lien Term Loan, 4.40%, 1/25/21		559	562,516
2nd Lien Term Loan, 7.65%, 1/24/22		227	229,005
Avaya, Inc.:
DIP Term Loan, 8.50%, 1/24/18		35	35,903
Term Loan B7, 6.28%, 5/29/20 (a)(d)		153	127,276
Colorado Buyer, Inc, Term Loan B, 4.00%, 3/28/24		1,060	1,065,565
CommScope, Inc., Term Loan B5, 3.49%, 12/29/22		491	494,499
Riverbed Technology, Inc., 2016 Term Loan, 4.25%, 4/24/22		862	859,927

			3,374,691
Construction & Engineering — 1.1%
CNT Holdings III Corp., 2017 Term Loan, 4.28%, 1/22/23		822	827,533
Pike Corp., 2017 1st Lien Term Loan, 4.75%, 3/01/24		255	257,550
Safway Group Holding LLC, Term Loan B, 5.75%, 8/19/23		2,080	2,097,746
USIC Holdings, Inc., 2016 1st Lien Term Loan, 5.17%, 12/08/23		524	526,961

			3,709,790
Construction Materials — 0.8%
Filtration Group Corp., 1st Lien Term Loan, 4.30%, 11/21/20		2,146	2,153,740
Headwaters, Inc., 2016 Term Loan B, 4.00%, 3/24/22		435	436,026
McJunkin Red Man Corp., Term Loan, 5.00%, 11/08/19		210	211,270

			2,801,036
Containers & Packaging — 1.7%
Berlin Packaging LLC, 2014 1st Lien Term Loan, 4.50%, 10/01/21		361	362,761
Berry Plastics Group, Inc., Term Loan I, 3.49%, 10/01/22		3,385	3,406,450
BWAY Holding Co., 2017 Term Loan B, 4.40%, 4/03/24		1,103	1,095,709
Flex Acquisition Company, Inc., 1st Lien Term Loan, 4.40%, 12/29/23		730	733,198
Proampac PG Borrower LLC, 2016 1st Lien Term Loan, 5.06%, 11/18/23		304	308,674

			5,906,792
Distributors — 0.6%
American Builders & Contractors Supply Co., Inc., Term Loan B, 3.74%, 10/31/23		1,621	1,630,182
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		569	569,385

			2,199,567

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	29

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Consumer Services — 4.2%
Bright Horizons Family Solutions, Inc., 2016 Term Loan B, 3.74%, 11/07/23	USD	2,005	$2,019,768
CT Technologies Intermediate Holdings, Inc., 1st Lien Term Loan, 5.25%, 12/01/21		725	696,294
J.D. Power and Associates, 1st Lien Term Loan, 5.25%, 9/07/23		776	779,980
Nomad Foods Europe Midco Ltd.:
Term Loan B, 2.75%, 4/18/24		545	546,815
Term Loan C1, 3.50%, 6/30/20	EUR	606	663,706
Prime Security Services Borrower LLC, 2016 1st Lien Term Loan, 4.25%, 5/02/22	USD	1,429	1,443,344
Serta Simmons Bedding LLC:
1st Lien Term Loan, 4.54%, 11/08/23		2,913	2,920,448
2nd Lien Term Loan, 9.04%, 11/08/24		655	663,188
ServiceMaster Co., 2016 Term Loan B, 3.48%, 11/08/23		2,569	2,595,866
Wand Intermediate I LP, 1st Lien Term Loan, 4.77%, 9/17/21		790	796,785
Weight Watchers International, Inc., Term Loan B2, 4.40%, 4/02/20		1,396	1,324,176

			14,450,370
Diversified Financial Services — 1.3%
AlixPartners LLP, 2017 Term Loan B, 4.15%, 4/04/24		1,635	1,648,423
Diamond US Holding LLC, 2017 Term Loan B, 4.29%, 3/29/24		587	586,500
Jefferies Finance LLC, Term Loan, 4.69%, 5/14/20		1,670	1,666,074
SAM Finance Luxembourg Sarl, Term Loan, 4.39%, 12/17/20		388	391,102

			4,292,099
Diversified Telecommunication Services — 6.3%
Consolidated Communications, Inc.:
2016 Term Loan B, 4.00%, 10/04/23		413	415,283
Term Loan B2, 4.15%, 10/05/23		280	281,400
Hargray Communications Group, Inc., 2017 Term Loan B, 4.16%, 3/22/24		930	931,162
Hawaiian Telcom Communications, Inc., Term Loan B, 5.42%, 6/06/19		1,404	1,403,915
Level 3 Financing, Inc., 2017 Term Loan B, 3.24%, 2/22/24		7,110	7,130,335
Sprint Communications, Inc., 1st Lien Term Loan B, 3.50%, 2/02/24		1,785	1,786,125
Telenet International Finance Sarl:
Term Loan AF, 3.97%, 1/31/25		2,475	2,478,490
Term Loan AI, 3.90%, 3/31/25		2,420	2,426,050
Telesat Canada, 2017 Term Loan B, 4.15%, 11/17/23		701	706,056
Virgin Media Investment Holdings Ltd., Term Loan J, 3.76%, 1/31/26	GBP	1,101	1,429,874
WaveDivision Holdings LLC, Term Loan B, 3.93%, 10/15/19	USD	892	893,163
Zayo Group LLC, 2017 Term Loan B2, 3.50%, 1/19/24		1,812	1,823,866

			21,705,719
Electric Utilities — 2.1%
Energy Future Intermediate Holding Co. LLC, 2016 DIP Term Loan, 4.30%, 6/30/17		3,761	3,779,481
PrimeLine Utility Services LLC, Term Loan, 6.52%, 11/12/22		845	836,226
TEX Operations Co. LLC:
Exit Term Loan B, 3.79%, 8/04/23		1,674	1,670,308
Exit Term Loan C, 3.74%, 8/04/23		383	382,144

Floating Rate Loan Interests (b)		Par (000)	Value
Electric Utilities (continued)
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Escrow, 5.19%, 11/10/17 (a)(b)(d)	USD	1,050	—
Vistra Operations Co. LLC, 2016 Term Loan B2, 4.24%, 12/14/23		449	$450,280

			7,118,439
Energy Equipment & Services — 0.8%
Exgen Texas Power LLC, Term Loan B, 5.90%, 9/16/21		527	283,447
Gavilan Resources LLC, 2nd Lien Term Loan, 7.00%, 3/01/24		1,225	1,212,750
Seadrill Partners Finco LLC, Term Loan B, 4.05%, 2/21/21		407	273,371
Weatherford International Ltd., Term Loan, 3.30%, 7/13/20		869	851,261

			2,620,829
Food & Staples Retailing — 4.1%
Albertsons LLC:
2016 Term Loan B4, 3.99%, 8/22/21		2,767	2,776,406
2016 Term Loan B5, 4.40%, 12/22/22		217	217,687
BJ’s Wholesale Club, Inc.:
2017 1st Lien Term Loan, 4.75%, 2/03/24		2,330	2,319,329
2017 2nd Lien Term Loan, 8.50%, 2/03/25		680	680,993
Hostess Brands LLC, 2016 1st Lien Term Loan, 4.00%, 8/03/22		1,692	1,706,117
Rite Aid Corp.:
5.75%, 8/21/20		681	682,367
4.88%, 6/21/21		1,629	1,630,227
US Foods, Inc., 2016 Term Loan B, 3.74%, 6/27/23		4,020	4,054,435

			14,067,561
Food Products — 2.7%
Blue Ribbon LLC, Term Loan, 5.15%, 11/13/21		635	588,538
Chobani LLC, 1st Lien Term Loan, 5.25%, 10/07/23		1,273	1,291,676
Dole Food Company, Inc., 2017 Term Loan B, 4.03%, 4/06/24		650	651,930
JBS USA LLC, 2017 Term Loan B, 3.48%, 10/30/22		1,245	1,250,117
Pinnacle Foods Finance LLC, 2017 Term Loan B, 2.98%, 2/02/24		1,616	1,625,032
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		965	950,232
2nd Lien Term Loan, 10.75%, 11/01/19		328	306,132
Reynolds Group Holdings, Inc., 2017 Term Loan, 3.99%, 2/05/23		2,540	2,552,592

			9,216,249
Health Care Equipment & Supplies — 4.5%
Alere, Inc.:
2015 Term Loan A, 3.99%, 6/18/20		277	276,906
2015 Term Loan B, 4.25%, 6/18/22		1,165	1,169,953
Auris Luxembourg III Sarl, 2017 Term Loan B7, 4.15%, 1/17/22		1,502	1,513,269
Capsugel Holdings US, Inc., Term Loan B, 4.00%, 7/31/21		2,320	2,321,233
Cotiviti Corp., Term Loan B, 3.90%, 9/28/23		1,595	1,601,492
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		2,295	2,239,535
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,388	1,382,255
Mallinckrodt International Finance SA, Term Loan B, 3.90%, 9/24/24		736	735,814

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Equipment & Supplies (continued)
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21	USD	2,091	$2,090,672
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		1,380	1,372,500
Tecomet, Inc., 2017 Term Loan B, 4.75%, 4/13/24		595	597,975

			15,301,604
Health Care Providers & Services — 8.2%
Acadia Healthcare Co., Inc.:
Term Loan B, 3.98%, 2/11/22		287	287,385
Term Loan B2, 3.98%, 2/16/23		1,308	1,308,437
CHG Healthcare Services, Inc., 2016 Term Loan B, 4.92%, 6/07/23		2,089	2,114,134
Community Health Systems, Inc.:
Term Loan G, 3.75%, 12/31/19		894	890,298
Term Loan H, 4.00%, 1/27/21		430	427,487
Curo Health Services Holdings, Inc., 2015 1st Lien Term Loan, 6.54%, 2/07/22		377	379,773
DaVita HealthCare Partners, Inc., Term Loan B, 3.74%, 6/24/21		3,409	3,441,321
Envision Healthcare Corp., 2016 Term Loan B, 4.15%, 12/01/23		4,663	4,706,448
HC Group Holdings III, Inc., Term Loan B, 6.00%, 4/07/22		882	867,663
HCA, Inc., Term Loan B9, 2.99%, 3/17/23		3,183	3,192,883
Iasis Healthcare LLC, Term Loan B3, 5.25%, 2/16/21		205	205,000
inVentiv Health, Inc., 2016 Term Loan B, 4.80%, 11/09/23		2,522	2,534,508
MPH Acquisition Holdings LLC, 2016 Term Loan B, 4.90%, 6/07/23		1,541	1,561,001
National Mentor Holdings, Inc., Term Loan B, 4.40%, 1/31/21		295	297,191
NVA Holdings, Inc., 1st Lien Term Loan B2, 4.65%, 8/14/21		916	928,837
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 5.50%, 10/20/22		1,001	1,011,336
Surgery Center Holdings, Inc., 1st Lien Term Loan, 4.75%, 11/03/20		1,177	1,182,533
Team Health Holdings, Inc., 1st Lien Term Loan, 3.75%, 2/06/24		1,845	1,827,712
U.S. Renal Care, Inc., 2015 Term Loan B, 5.40%, 12/31/22		1	514
Vizient, Inc., 2016 Term Loan B, 5.00%, 2/13/23		1,117	1,120,911

			28,285,372
Health Care Technology — 2.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, 3.75%, 3/01/24		4,715	4,727,401
Press Ganey Holdings, Inc.:
1st Lien Term Loan, 4.25%, 10/21/23		838	837,900
2nd Lien Term Loan, 8.25%, 10/21/24		310	315,425
Quintiles IMS, Inc., 2017 Term Loan B, 3.15%, 3/07/24		1,410	1,422,846

			7,303,572
Hotels, Restaurants & Leisure — 8.5%
Amaya Holdings BV:
2nd Lien Term Loan, 8.15%, 8/01/22		602	602,879
Repriced Term Loan B, 4.65%, 8/01/21		1,629	1,629,344
AMF Bowling Centers, Inc., 2016 Term Loan, 6.00%, 8/17/23		714	712,624
Boyd Gaming Corp., 2017 Term Loan B2, 3.45%, 9/15/23		1,232	1,236,668

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Bronco Midstream Funding LLC, Term Loan B, 5.06%, 8/15/20	USD	1,410	$1,420,771
Burger King Newco Unlimited Liability Co., Term Loan B3, 3.40%, 2/16/24		2,854	2,855,088
Caesars Entertainment Operating Co., Term Loan B7, 6.13%, 3/01/22 (a)		1,495	1,832,616
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		4,575	4,584,065
Caesars Growth Properties Holdings LLC, Term Loan:
2017, 4.00%, 5/08/21		320	321,600
6.25%, 5/08/21		800	804,016
CCM Merger, Inc., Term Loan B, 4.24%, 8/08/21		794	797,532
Eldorado Resorts LLC, Term Loan B:
2017, 2.25%, 3/13/24		369	368,077
6.25%, 7/23/22		1,466	1,459,212
ESH Hospitality, Inc., 2017 Term Loan B, 3.49%, 8/30/23		1,990	1,999,127
Four Seasons Holdings, Inc., 1st Lien Term Loan, 4.15%, 11/30/23		140	141,171
Gateway Casinos & Entertainment Ltd., Term Loan B1, 4.80%, 2/22/23		185	187,312
Hilton Worldwide Finance LLC, Term Loan B2, 2.99%, 10/25/23		1,114	1,123,271
La Quinta Intermediate Holdings LLC, Term Loan B, 3.91%, 4/14/21		504	508,124
Playa Resorts Holding BV, 2017 Term Loan B, 4.25%, 4/05/24		875	875,779
RHP Hotel Properties LP, Term Loan B:
2017, 3.41%, 4/19/24		840	842,100
3.75%, 1/15/21		751	753,681
Sabre GLBL, Inc., Term Loan B, 3.73%, 2/22/24		1,578	1,592,981
Scientific Games International, Inc., 2017 Term Loan B3, 4.99%, 10/01/21		1,177	1,194,234
Station Casinos LLC, 2016 Term Loan B, 3.50%, 6/08/23		522	521,761
Yum! Brands, Inc., 1st Lien Term Loan B, 2.99%, 6/16/23		896	899,977

			29,264,010
Household Products — 0.6%
Spectrum Brands, Inc., 2017 Term Loan B, 2.99%, 6/23/22		2,003	2,014,610
Independent Power and Renewable Electricity Producers — 3.1%
Aria Energy Operating LLC, Term Loan, 5.55%, 5/27/22		734	737,641
Calpine Construction Finance Co., LP, Term Loan B1, 3.24%, 5/03/20		639	639,630
Calpine Corp.:
Term Loan B5, 3.90%, 1/15/24		688	689,661
Term Loan B6, 3.90%, 1/15/23		1,304	1,307,580
Term Loan B7, 3.90%, 5/31/23		472	473,429
Dynegy, Inc., 2017 Term Loan C, 4.25%, 2/07/24		2,264	2,262,412
Granite Acquisition, Inc.:
Term Loan B, 5.15%, 12/19/21		2,026	2,043,560
Term Loan C, 5.15%, 12/19/21		91	91,986
Nautilus Power LLC, Term Loan B, 5.50%, 4/26/24		1,610	1,599,937
Terra-Gen Finance Co. LLC, Term Loan B, 5.25%, 12/09/21		667	627,298

			10,473,134
Industrial Conglomerates — 0.9%
Cortes NP Acquisition Corp., 2017 Term Loan B, 5.00%, 11/30/23		1,805	1,815,231

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	31

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)		Par (000)	Value
Industrial Conglomerates (continued)
Power Products LLC, Term Loan, 5.66%, 12/20/22	USD	515	$517,899
Sequa Corp., 1st Lien Term Loan, 6.67%, 11/26/21		760	767,600

			3,100,730
Insurance — 2.6%
Alliant Holdings I, Inc., 2015 Term Loan B, 4.39%, 8/12/22		1,032	1,034,697
AmWINS Group, Inc.:
2017 2nd Lien Term Loan, 7.75%, 1/25/25		180	183,150
2017 Term Loan B, 3.75%, 1/25/24		1,152	1,150,995
AssuredPartners, Inc., 2016 Term Loan B, 5.25%, 10/21/22		1,660	1,668,819
Edgewood Partners Insurance Center, 2017 1st Lien Term Loan B, 6.00%, 3/16/23		530	530,000
Hub International Ltd., Term Loan B, 4.03%, 10/02/20		724	726,949
Lonestar Intermediate Super Holdings LLC, PIK Term Loan B, 10.00%, 8/31/21 (e)		720	747,900
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,140	1,140,035
2016 1st Lien Term Loan, 4.40%, 3/01/21		526	526,025
2nd Lien Term Loan, 6.75%, 2/28/22		1,230	1,231,021

			8,939,591
Internet & Direct Marketing Retail — 0.3%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.24%, 8/19/23		874	870,956
Internet Software & Services — 1.6%
Go Daddy Operating Company LLC, 2017 Term Loan B, 3.49%, 2/15/24		2,319	2,328,045
GTT Communications, Inc., 2016 Term Loan B, 5.00%, 1/09/24		222	224,529
Rackspace Hosting, Inc., 1st Lien Term Loan, 4.53%, 11/03/23		2,045	2,058,944
TierPoint, LLC, 2017 1st Lien Term Loan, 4.75%, 5/18/24		920	923,450

			5,534,968
IT Services — 7.0%
Abacus Innovations Corp., Term Loan B, 3.25%, 8/16/23		2,504	2,525,007
Cision US, Inc., Term Loan B, 7.15%, 6/16/23		754	758,698
Cologix, Inc., 2017 1st Lien Term Loan, 4.15%, 3/20/24		1,085	1,085,000
First Data Corp.:
2016 Repriced Term Loan, 3.99%, 7/10/22		522	524,379
2017 Term Loan, 3.99%, 3/24/21		7,487	7,487,027
Term Loan A, 2.99%, 6/02/20		393	393,282
Global Payments, Inc., Reprice Term Loan B, 3.49%, 4/22/23		1,008	1,011,097
NeuStar, Inc.:
Term Loan B1, 3.25%, 8/28/19		174	177,334
Term Loan B2, 4.90%, 2/28/24		476	481,755
Optiv Security, Inc.:
1st Lien Term Loan, 4.25%, 2/01/24		1,765	1,762,052
2nd Lien Term Loan, 8.25%, 2/01/25		465	470,925
TKC Holdings, Inc., 2017 Term Loan, 4.75%, 2/01/23		1,235	1,247,350
Vantiv LLC, 2014 Term Loan B, 3.49%, 10/14/23		673	677,992
VF Holding Corp., Reprice Term Loan, 4.25%, 6/30/23		2,950	2,958,023
WEX, Inc., Term Loan B, 4.49%, 7/01/23		2,313	2,334,933

			23,894,854

Floating Rate Loan Interests (b)		Par (000)	Value
Life Sciences Tools & Services — 1.1%
DPx Holdings BV, 2017 Term Loan, 4.41%, 4/30/24	USD	3,717	$3,723,418
Machinery — 3.4%
Columbus McKinnon Corp., Term Loan B, 4.15%, 1/31/24		138	138,635
Faenza Acquisition GmbH:
Term Loan B1, 3.80%, 8/30/20		594	598,650
Term Loan B3, 3.80%, 8/30/20		181	182,737
Gardner Denver, Inc., Term Loan, 4.57%, 7/30/20		1,186	1,185,245
Gates Global LLC, 2017 Term Loan B, 4.41%, 4/01/24		2,021	2,030,359
Global Brass & Copper, Inc., 2016 Term Loan B, 5.25%, 7/18/23		697	703,904
Infiltrator Systems, Inc., 2016 Term Loan B, 4.65%, 5/27/22		1,208	1,216,108
Manitowoc Foodservice, Inc., 2016 Term Loan B, 4.00%, 3/03/23		70	70,824
Mueller Water Products, Inc., 2017 Term Loan B, 3.49%, 11/25/21		489	493,868
Navistar International Corp., 2017 Term Loan B, 5.00%, 8/07/20		585	592,105
Rexnord LLC, 2016 Term Loan B, 3.75%, 8/21/23		1,333	1,336,670
Signode Industrial Group US, Inc., Term Loan B, 3.75%, 5/01/21		562	564,309
Silver II US Holdings LLC, Term Loan, 4.15%, 12/13/19		1,669	1,659,777
Wabash National Corp., 2017 Term Loan B, 3.75%, 3/18/22		784	788,236

			11,561,427
Media — 12.8%
Altice US Finance I Corp., 2017 Term Loan:
3.24%, 7/28/25		4,000	3,995,680
B, 2.75%, 6/21/25		625	624,531
CBS Radio, Inc., Term Loan B:
2017, 2.75%, 3/02/24		295	296,968
4.50%, 10/17/23		610	613,700
Charter Communications Operating LLC, 2016 Term Loan I Add, 3.24%, 1/15/24		3,930	3,948,969
CSC Holdings LLC, 2017 1st Lien Term Loan, 3.24%, 7/15/25		2,624	2,621,787
Entercom Radio LLC, 2016 Term Loan, 4.55%, 11/01/23		324	326,308
Gray Television, Inc., 2017 Term Loan B, 3.48%, 2/07/24		399	401,793
Hemisphere Media Holdings LLC, 2017 Term Loan B, 4.49%, 2/08/24		976	972,035
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21		1,482	1,364,425
iHeartCommunications, Inc.:
Extended Term Loan E, 8.49%, 7/30/19		315	267,435
Term Loan D, 7.74%, 1/30/19		3,806	3,237,706
Intelsat Jackson Holdings SA, Term Loan B2, 3.89%, 6/30/19		4,227	4,167,758
Learfield Communications, Inc., 2016 1st Lien Term Loan, 4.25%, 12/01/23		1,117	1,125,072
Liberty Cablevision of Puerto Rico LLC, 1st Lien Term Loan, 4.66%, 1/07/22		735	733,390
Live Nation Entertainment, Inc., Term Loan B2, 3.50%, 10/31/23		294	296,670
MCC Iowa LLC, Term Loan J, 3.70%, 6/30/21		316	317,564
Mediacom Illinois LLC, Term Loan K, 3.20%, 2/15/24		496	498,043
Mission Broadcasting, Inc., 2016 Term Loan B2, 3.99%, 1/17/24		255	257,007

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)		Par (000)	Value
Media (continued)
Nexstar Broadcasting, Inc., 2017 Term Loan B, 3.99%, 1/17/24	USD	2,628	$2,650,944
Numericable U.S. LLC, Term Loan B10, 4.42%, 1/14/25		518	518,281
PSAV Holdings LLC, Term Loan B, 4.75%, 4/21/24		1,135	1,132,163
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		2,669	2,684,148
Sinclair Television Group, Inc., Term Loan B2, 3.25%, 1/03/24		632	633,249
Trader Corporation, 2017 Term Loan B, 4.29%, 9/28/23		965	967,007
Tribune Media Co., Term Loan C, 3.99%, 1/27/24		2,384	2,397,627
Univision Communications, Inc., Term Loan C5, 3.75%, 3/15/24		1,713	1,701,282
Virgin Media Bristol LLC, Term Loan I, 3.74%, 1/31/25		2,415	2,423,501
William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 4.40%, 5/06/21		150	150,389
Ziggo Secured Finance Partnership, Term Loan E, 3.49%, 4/15/25		2,585	2,585,129

			43,910,561
Metals & Mining — 0.1%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		265	26,500
WireCo WorldGroup, Inc., 2016 1st Lien Term Loan, 6.50%, 9/30/23		458	461,513

			488,013
Multiline Retail — 0.5%
Hudson’s Bay Co., 2015 Term Loan B, 4.25%, 9/30/22		1,360	1,303,067
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		432	344,069

			1,647,136
Oil, Gas & Consumable Fuels — 4.4%
California Resources Corp.:
Second Out Term Loan, 11.38%, 12/31/21		2,075	2,279,906
Term Loan A, 3.99%, 10/01/19		1,499	1,448,165
Chesapeake Energy Corp., Term Loan, 8.55%, 8/23/21		2,125	2,294,374
CITGO Holding, Inc., 2015 Term Loan B, 9.65%, 5/12/18		649	656,649
Drillships Financing Holding, Inc., Term Loan B1, 8.00%, 3/31/21		627	471,157
Energy Transfer Equity LP, 2017 Term Loan B, 3.73%, 2/02/24		1,526	1,529,350
EWT Holdings III Corp., 1st Lien Term Loan, 4.90%, 1/15/21		1,016	1,020,954
Linn Energy LLC, Exit Term Loan, 8.49%, 2/27/21		144	144,702
MEG Energy Corp., 2017 Term Loan B, 4.67%, 12/31/23		1,041	1,041,579
Panda Patriot LLC, Term Loan B1, 6.90%, 12/19/20		211	198,697
Peabody Energy Corp., Exit Term Loan, 5.65%, 3/31/22		360	360,900
PowerTeam Services LLC:
1st Lien Term Loan, 4.40%, 5/06/20		305	302,461
2nd Lien Term Loan, 8.40%, 11/06/20		285	283,575
Samchully Midstream 3 LLC, Term Loan B, 5.90%, 10/20/21		853	826,958
Ultra Resources, Inc., 1st Lien Term Loan, 4.00%, 3/23/24		457	454,715

Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Veresen Midstream LP, 2017 Term Loan B, 4.50%, 3/31/22	USD	1,677	$1,687,335

			15,001,477
Personal Products — 0.9%
Prestige Brands, Inc., Term Loan B4, 3.74%, 1/26/24		1,253	1,264,060
Revlon Consumer Products Corp., 2016 Term Loan B, 4.49%, 9/07/23		1,841	1,842,609

			3,106,669
Pharmaceuticals — 3.6%
Akorn, Inc., Term Loan B, 5.25%, 4/16/21		1,535	1,549,702
CPI Holdco LLC, 2017 1st Lien Term Loan, 5.15%, 3/21/24		261	262,305
Grifols Worldwide Operations USA, Inc., 2017 Acquisition Term Loan, 3.20%, 1/31/25		3,510	3,517,441
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		3,906	3,925,200
Valeant Pharmaceuticals International, Inc., Series F1 Term Loan B, 5.74%, 4/01/22		3,208	3,226,801

			12,481,449
Professional Services — 2.2%
Acosta Holdco, Inc., 2015 Term Loan, 4.29%, 9/26/21		107	99,651
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, 4.25%, 7/23/21		865	843,347
Information Resources, Inc., 1st Lien Term Loan, 5.25%, 1/18/24		480	484,651
SIRVA Worldwide, Inc., 2016 Term Loan, 7.66%, 11/14/22		503	500,226
Sterling Infosystems, Inc., 1st Lien Term Loan B, 5.40%, 6/20/22		997	1,001,492
TransUnion LLC, Term Loan B2, 3.49%, 4/09/23		4,461	4,496,871

			7,426,238
Real Estate Investment Trusts (REITs) — 1.8%
Capital Automotive LP, 2017 1st Lien Term Loan, 4.00%, 3/24/24		475	478,562
Communications Sales & Leasing, Inc., 2017 Term Loan B, 4.00%, 10/24/22		1,456	1,450,730
Geo Group, Inc., 2017 Term Loan B, 3.25%, 3/17/24		1,501	1,501,000
MGM Growth Properties LLC, 2016 Term Loan B, 3.49%, 4/25/23		2,853	2,858,052

			6,288,344
Real Estate Management & Development — 1.5%
CityCenter Holdings LLC, 2017 Term Loan B, 3.75%, 4/18/24		1,481	1,482,570
DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 4.42%, 11/04/21		1,146	1,149,769
Realogy Corp.:
2017 Term Loan B, 3.24%, 7/20/22		1,910	1,923,925
Term Loan A, 2.99%, 10/23/20		655	653,426

			5,209,690
Road & Rail — 0.2%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, 4.50%, 6/13/23		766	770,747
Semiconductors & Semiconductor Equipment — 0.4%
Cavium, Inc., 2017 Term Loan B, 3.24%, 8/16/22		503	503,548
MaxLinear, Inc., Term Loan B, 3.75%, 4/05/24		265	265,000
Microsemi Corp., 2015 Term Loan B, 3.24%, 1/15/23		252	253,421

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	33

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Floating Rate Loan Interests (b)		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp., 2017 Term Loan B, 3.24%, 3/31/23	USD	499	$501,372

			1,523,341
Software — 10.7%
Aptean, Inc., 2016 1st Lien Term Loan, 6.04%, 12/20/22		355	360,549
BMC Software Finance, Inc., 2017 Term Loan, 5.00%, 9/13/22		1,643	1,651,635
CCC Information Services, Inc.:
2017 1st Lien Term Loan, 4.25%, 3/29/24		566	563,177
2017 2nd Lien Term Loan, 8.00%, 3/29/25		320	326,000
Dell, Inc., 2017 Term Loan B, 3.50%, 9/07/23		1,587	1,592,621
DTI Holdco, Inc., 2016 Term Loan B, 6.42%, 9/30/23		896	881,268
Hyland Software, Inc., 2017 Term Loan, 4.24%, 7/01/22		242	243,552
Infor (US), Inc., Term Loan B6, 3.90%, 2/01/22		2,299	2,293,203
Informatica Corp., Term Loan, 4.65%, 8/05/22		2,489	2,477,739
IPS Corp., 2016 1st Lien Term Loan, 6.25%, 12/20/23		394	395,983
IQOR US, Inc., Term Loan B, 6.15%, 4/01/21		452	443,646
Kronos, Inc.:
1st Lien Term Loan, 5.03%, 11/01/23		2,828	2,836,396
2nd Lien Term Loan, 9.28%, 11/01/24		1,045	1,087,323
LANDesk Group, Inc., 2017 Term Loan B, 5.25%, 1/20/24		245	246,174
MA FinanceCo., LLC, Term Loan B3, 3.00%, 4/18/24		160	160,832
Misys Europe SA:
1st Lien Term Loan, 4.67%, 4/27/24		1,800	1,812,384
2nd Lien Term Loan, 8.25%, 4/27/25		200	204,000
Mitchell International, Inc.:
1st Lien Term Loan, 4.54%, 10/13/20		1,303	1,309,332
2nd Lien Term Loan, 8.67%, 10/11/21		1,000	1,007,500
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, 4.50%, 4/18/24		950	945,250
RP Crown Parent LLC, 2016 Term Loan B, 4.50%, 10/12/23		1,362	1,371,712
Seattle Spinco, Inc., Term Loan B3, 2.75%, 4/30/24		1,083	1,086,140
SolarWinds Holdings, Inc., 2017 Term Loan, 4.50%, 2/05/23		1,985	1,994,394
Solera LLC, Term Loan B, 4.25%, 3/03/23		1,552	1,562,117
Sophia LP, 2017 Term Loan B, 4.40%, 9/30/22		1,523	1,519,937
SS&C Technologies, Inc.:
2017 Term Loan B1, 3.24%, 7/08/22		2,921	2,940,991
2017 Term Loan B2, 3.24%, 7/08/22		242	244,075
Synchronoss Technologies, Inc., Term Loan, 4.08%, 1/19/24		609	572,631
Tempo Acquisition LLC, Term Loan, 3.00%, 3/15/24		1,670	1,668,748
Tibco Software, Inc., 2017 Term Loan B, 5.50%, 12/04/20		1,178	1,188,297
Veritas US, Inc., Term Loan B1, 6.77%, 1/27/23		1,873	1,862,046

			36,849,652
Specialty Retail — 2.1%
Academy Ltd., 2015 Term Loan B, 5.10%, 7/01/22		1,097	754,403
Bass Pro Group LLC, Asset Sale Term Loan, 5.90%, 6/09/18		410	412,050
Coinstar LLC, 1st Lien Term Loan, 5.25%, 9/27/23		498	498,589
Leslie’s Poolmart, Inc., 2016 Term Loan, 4.77%, 8/16/23		686	689,557

Floating Rate Loan Interests (b)		Par (000)	Value
Specialty Retail (continued)
Michaels Stores, Inc., 2016 Term Loan B1, 3.75%, 1/30/23	USD	1,881	$1,877,064
Party City Holdings, Inc., 2016 Term Loan, 4.03%, 8/19/22		1,383	1,381,542
Petco Animal Supplies, Inc., 2017 Term Loan B, 4.17%, 1/26/23		1,491	1,347,142
Things Remembered, Inc., 2016 Term Loan, 6.00%, 2/29/20		593	148,241

			7,108,588
Technology Hardware, Storage & Peripherals — 0.3%
Oberthur Technologies SA, 2016 Term Loan B1, 4.90%, 1/10/24		143	143,342
Western Digital Corp., 2017 Term Loan B, 3.74%, 4/29/23		906	913,414

			1,056,756
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials Operations LLC, Term Loan B, 6.65%, 8/12/22		1,486	1,493,027
Thrifts & Mortgage Finance — 0.5%
IG Investment Holdings LLC, Term Loan B, 6.15%, 10/29/21		1,689	1,698,639
Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., Term Loan B, 3.74%, 10/01/22		863	867,661
HD Supply, Inc.:
Incremental Term Loan B1, 3.90%, 8/13/21		1,470	1,479,772
Incremental Term Loan B2, 3.90%, 10/17/23		622	626,154
Nexeo Solutions LLC, 2017 Term Loan B, 4.90%, 6/09/23		154	155,378

			3,128,965
Transportation — 0.2%
Gruden Acquisition, Inc., 1st Lien Term Loan, 5.90%, 8/18/22		770	744,254
Wireless Telecommunication Services — 2.5%
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 9.75%, 12/07/20 (e)		4,904	4,712,534
LTS Buyer LLC, 1st Lien Term Loan, 4.40%, 4/13/20		3,314	3,322,855
Radiate Holdco LLC, 1st Lien Term Loan, 3.99%, 2/01/24		635	636,873

			8,672,262
Total Floating Rate Loan Interests — 136.5%			468,448,147

Other Interests (f)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		500	5

Rights		Shares
Electric Utilities — 0.0%
Tex Energy LLC		28,707	35,884

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Warrants	Shares	Value
Chemicals — 0.0%
British Vita Holdings Co. (Non-Expiring)	166	—
Software — 0.0%
Bankruptcy Management Solutions, Inc
(Expires 07/01/18)	181	—
(Expires 07/01/19)	195	—
(Expires 07/01/20)	292	—
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $21.14)	1,501	$420
Total Warrants — 0.0%		420
Total Long-Term Investments (Cost — $501,819,658) — 146.5%		502,909,981

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.64% (g)(h)	3,852,270	$3,852,270
Total Short-Term Securities (Cost — $3,852,270) — 1.1%		3,852,270
Options Purchased (Cost — $44,022) — 0.0%		3,304
Total Investments (Cost — $505,715,950) — 147.6%		506,765,555
Liabilities in Excess of Other Assets — (47.6)%		(163,539,310)

Net Assets — 100.0%		$343,226,245

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(g)	During the period ended April 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2016	Shares Purchased	Shares Sold	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	7,275,589	—	(3,423,319)[2]	3,852,270	$3,852,270	$3,310	$11	—
iShares iBoxx $ High Yield Corporate Bond ETF	16,868	—	(16,868)	—	—	6,508	2,164	$(4,939)
Total					$3,852,270	$9,818	$2,175	$(4,939)

[1] Includes net capital gain distributions.
[2] Represents net shares sold.

(h)	Current yield as of period end.

For Trust compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	650,155	EUR	595,000	Deutsche Bank AG	6/06/17	$962

USD	639,017	EUR	597,000	Morgan Stanley & Co. International PLC	5/04/17	(11,327)
USD	1,327,712	GBP	1,064,000	Morgan Stanley & Co. International PLC	5/04/17	(50,419)
USD	1,371,572	GBP	1,059,000	JPMorgan Chase Bank N.A.	6/06/17	(1,305)

						(63,051)
Net Unrealized Depreciation						$(62,089)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	35

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.75%	Pay	3-Month LIBOR	7/05/17	USD	4,000	$3,304

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts		Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	USD	26	—

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Depreciation
1.92%[1]	3-Month LIBOR	N/A	12/14/21	USD	1,305	$(1,509)
2.00%[1]	3-Month LIBOR	N/A	2/21/22	USD	785	(3,135)
2.14%[1]	3-Month LIBOR	N/A	3/09/22	USD	750	(7,796)
2.20%[1]	3-Month LIBOR	N/A	3/13/22	USD	1,000	(13,310)
Total						$(25,750)

[1] The Trust pays a fixed rate and receives the floating rate.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$962	—	—	$962
Options purchased	Investments at value — unaffiliated[1]	—	—	—	—	$3,304	—	3,304

Total		—	—	—	$962	$3,304	—	$4,266

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$63,051	—	—	$63,051
Swaps — centrally cleared	Net unrealized depreciation	—	—	—	—	$25,750	—	25,750

Total		—	—	—	$63,051	$25,750	—	$88,801

[1] Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(30,504)	—	—	$(30,504)
Swaps		$141,946	—	—	$20,889	—	162,835

Total	—	$141,946	—	$(30,504)	$20,889	—	$132,331

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(158,842)	—	—	$(158,842)
Options purchased[1]	—	—	—	—	$(15,296)	—	(15,296)
Swaps	—	—	—	—	(45,965)	—	(45,965)

Total	—	—	—	$(158,842)	$(61,261)	—	$(220,103)

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	APRIL 30, 2017

Schedule of Investments (continued)	BlackRock Floating Rate Income Trust (BGT)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts bought — in USD	$3,968,332
Average amounts sold — in USD	$3,150,290	[1]
Options:
Average notional value of swaption contracts purchased	$2,000,000
Credit default swaps:
Average notional value — sell protection	$4,878,000	[1]
Interest rate swaps:
Average notional amount — pays fixed rate	$3,757,500
Total return swaps:
Average notional amount	$345,000	[1]
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$962		$63,051
Options	3,304	[1]	—
Swaps — Centrally cleared	—		252

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,266		$63,303

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		(252)

Total derivative assets and liabilities subject to an MNA	$4,266		$63,051

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Deutsche Bank AG	$962	—	—	—	$962
JPMorgan Chase Bank N.A.	3,304	$(1,305)	—	—	1,999

Total	$4,266	$(1,305)	—	—	$2,961

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
JPMorgan Chase Bank N.A.	$1,305	$(1,305)	—	—	—
Morgan Stanley & Co. International PLC	61,746	—	—	—	$61,746

Total	$63,051	$(1,305)	—	—	$61,746

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	37

Schedule of Investments (concluded)	BlackRock Floating Rate Income Trust (BGT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$5,851,788	$775,025	$6,626,813
Common Stocks	$119,537	10,570	5	130,112
Corporate Bonds	—	27,668,600	—	27,668,600
Floating Rate Loan Interests	—	446,181,968	22,266,179	468,448,147
Other Interests	—	—	5	5
Rights	—	—	35,884	35,884
Warrants	—	—	420	420
Short-Term Securities	3,852,270	—	—	3,852,270
Options Purchased:
Interest rate contracts	—	3,304	—	3,304
Unfunded Floating Rate Loan Interests[1]	—	2,222	—	2,222

Total	$3,971,807	$479,718,452	$23,077,518	$506,767,777

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$962	—	$962
Liabilities:
Foreign currency exchange contracts	—	(63,051)	—	(63,051)
Interest rate contracts	—	(25,750)	—	(25,750)

Total	—	$(87,839)	—	$(87,839)

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
[2] Derivative financial instruments are swaps and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $139,000,000 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended April 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Rights	Warrants	Total
Assets:
Opening Balance, as of October 31, 2016	$1,497,774	$1,232,177	$13,080	$22,427,576	$5	—	$4,350	$25,174,962
Transfers into Level 3[1]	—	—	—	6,524,511	—	—	—	6,524,511
Transfers out of Level 3[2]	(1,497,774)	—	—	(10,680,119)	—	—	—	(12,177,893)
Other[3]	—	(22,050)	—	—	—	$22,050	—	—
Accrued discounts (premiums)	—	—	—	42,947	—	—	—	42,947
Net realized gain (loss)	—	859,717	—	(401,773)	—	15,786	—	473,730
Net change in unrealized appreciation (depreciation)[4,5]	25	(462,799)	(13,080)	450,872	—	20,098	(3,167)	(8,051)
Purchases	775,000	—	—	11,858,431	—	—	—	12,633,431
Sales	—	(1,607,040)	—	(7,956,266)	—	(22,050)	(763)	(9,586,119)

Closing Balance, as of April 30, 2017	$775,025	$5	—	$22,266,179	$5	$35,884	$420	23,077,518

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017[1]	$25	—	$(13,080)	$(15,591)	—	$20,098	$(3,167)	$(11,715)

1   As of October 31, 2016, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2017, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

2   As of October 31, 2016, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2017, the Trust used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Certain Level 3 investments were re-classified between Common Stocks and Rights.
[4] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[5] Any difference between net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments April 30, 2017 (Unaudited)	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Aerospace & Defense — 0.4%
United Technologies Corp.		25,650	$3,052,094
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I LLC, (Acquired 12/28/15, cost $8,635) (a)		561	—
Total Common Stocks — 0.4%			3,052,094

Asset-Backed Securities		Par (000)
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A2D, 1.29%, 2/25/36 (b)	USD	6,027	5,668,557
ALM VI Ltd., Series 2012-6A (b)(c)(d):
Class B2R, 3.96%, 7/15/26		1,300	1,301,157
Class CR, 4.91%, 7/15/26		1,000	1,005,740
ALM XIV Ltd., Series 2014-14A, Class C, 4.49%, 7/28/26 (b)(c)(d)		3,610	3,614,693
American Homes 4 Rent, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (c)		2,000	2,203,748
AMMC CDO, Series 2016-1A, Class E, 8.16%, 10/15/28 (b)(c)		1,000	1,009,100
AMMC CLO 18 Ltd., Series 2016-18A, Class E2, 8.30%, 5/26/28 (b)(c)		1,000	1,007,078
AMMC CLO IX Ltd., Series 2011-9A, Class ER, 8.81%, 1/15/22 (b)(c)		1,000	1,002,228
AMMC CLO XII Ltd., Series 2013-12A, Class D1, 4.78%, 5/10/25 (b)(c)(d)		1,000	1,004,766
Anchorage Capital CLO 3 Ltd., Series 2014-3A, Class BR, 3.69%, 4/28/26 (b)(c)		1,000	1,001,387
Anchorage Capital CLO 6 Ltd., Series 2015-6A (b)(c):
Class C, 4.01%, 4/15/27		700	703,209
Class D, 4.56%, 4/15/27		1,000	991,869
Anchorage Capital CLO Ltd., Series 2012-1A, Class DR, 8.41%, 1/13/27 (b)(c)		1,000	1,009,341
Apidos CLO XII, Series 2013-12A, Class D, 4.21%, 4/15/25 (b)(c)(d)		1,000	997,045
Ares CLO Ltd., Class D (b)(c):
Series 2015-1A, 7.33%, 12/05/25		1,000	1,005,814
Series 2016-41A, 5.19%, 1/15/29		900	912,778
Arrowpoint CLO Ltd., Series 2013-1A, Class CR, 5.72%, 11/15/28 (b)(c)		800	800,400
Atrium X, Series 10A (b)(c):
Class D, 4.66%, 7/16/25 (d)		1,000	1,002,322
Class E, 5.66%, 7/16/25		2,000	1,956,606
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, 1.13%, 11/25/36 (b)		4,774	4,147,730
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 4.66%, 7/15/24 (b)(c)(d)		1,750	1,750,576
Benefit Street Partners CLO VI Ltd., Series 2015-VIA (b)(c)(d):
Class B, 4.21%, 4/18/27		1,000	1,005,664
Class C, 4.86%, 4/18/27		1,000	999,274
Betony CLO Ltd., Series 2015-1A, Class D, 4.76%, 4/15/27 (b)(c)		1,000	997,716
C-BASS Trust, Series 2006-CB7, Class A4, 1.15%, 10/25/36 (b)		8,169	5,790,728

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Carlyle Global Market Strategies CLO Ltd. (b)(c):
Series 2013-2A, Class D, 4.91%, 4/18/25 (d)	USD	1,250	$1,252,500
Series 2014-1A, Class CR, 3.91%, 4/17/25		1,500	1,503,942
Carrington Mortgage Loan Trust, Series 2006-FRE2 (b):
Class A2, 1.11%, 10/25/36		5,685	3,700,571
Class A5, 1.07%, 10/25/36		11,712	7,584,716
CIFC Funding Ltd., Series 2014-3A, Class D, 4.55%, 7/22/26 (b)(c)		480	482,582
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (c)		3,614	3,618,854
Fremont Home Loan Trust, Class 2A3 (b):
Series 2006-A, 1.15%, 5/25/36		25,366	15,101,618
Series 2006-D, 1.14%, 11/25/36		22,765	10,077,014
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 4.46%, 4/25/25 (b)(c)		1,250	1,251,061
GSAMP Trust (b):
Series 2006-FM2, Class A2C, 1.14%, 9/25/36		11,515	5,317,056
Series 2007-FM2, Class A2B, 1.08%, 1/25/37		7,872	4,891,591
Highbridge Loan Management Ltd. (b)(c):
Series 3A-2014, Class D, 6.16%, 1/18/25		1,000	984,532
Series 4A-2014, Class B, 4.04%, 7/28/25 (d)		2,000	2,002,257
Series 8A-2016, Class E, 9.06%, 4/20/27		1,000	1,007,929
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, 1.16%, 4/25/37 (b)		12,961	9,226,258
HPS Loan Management Ltd., Series 10A-16 (b)(c):
Class C, 4.58%, 1/20/28		2,500	2,486,043
Class D, 7.43%, 1/20/28		1,000	967,573
LCM XVI LP, Series 16A, Class E, 5.76%, 7/15/26 (b)(c)		1,000	960,449
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		5,708	3,933,002
Long Beach Mortgage Loan Trust, Series 2006-1, Class 1A, 1.21%, 2/25/36 (b)		5,800	5,219,801
Madison Park Funding IX Ltd., Series 2012-9AR, Class C1R, 3.89%, 8/15/22 (b)(c)(d)		1,000	1,000,329
Madison Park Funding X Ltd., Series 2012-10A, Class ER, 8.78%, 1/20/29 (b)(c)		1,000	1,035,210
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, 4.73%, 4/20/26 (b)(c)(d)		1,000	1,002,147
Mastr Asset-Backed Securities Trust (b):
Series 2006-HE2, Class A3, 1.14%, 6/25/36		11,171	6,215,417
Series 2006-WMC2, Class A5, 1.24%, 4/25/36		8,336	3,729,062
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A3, 1.14%, 11/25/36 (b)		14,205	6,841,229

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	39

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Asset-Backed Securities		Par (000)		Value
Asset-Backed Securities (continued)
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class DR, 8.79%, 11/14/27 (b)(c)	USD	1,000		$1,004,492
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class C, 5.16%, 1/15/24 (b)(c)(d)		1,000		1,000,516
Octagon Investment Partners XXI Ltd., Series 2014-1A, Class C, 4.69%, 11/14/26 (b)(c)		1,000		1,005,301
OneMain Financial Issuance Trust, Series 2015-2A, Class C, 4.32%, 7/18/25 (c)		5,000		4,999,251
OZLM Funding II Ltd., Series 2012-2A (b)(c):
Class CR, 4.89%, 10/30/27		1,250		1,254,500
Class DR, 8.19%, 10/30/27		1,250		1,267,375
OZLM Funding IV Ltd., Series 2013-4A, Class C, 4.35%, 7/22/25 (b)(c)(d)		1,250		1,249,212
OZLM XV Ltd., Series 2016-15A, Class D, 8.07%, 1/20/29 (b)(c)		1,000		1,005,000
Pretium Mortgage Credit Partners LLC, Series 2016-NPL3, Class A1, 4.38%, 5/27/31 (c)(e)		5,838		5,840,393
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 9/25/37 (e)		4,484		2,638,020
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, 1.39%, 9/25/47 (b)		5,000		3,967,663
Scholar Funding Trust, Series 2013-A, Class R, 0.00%		—	(f)	2,292,830
SMB Private Education Loan Trust, Series 2015-C, Class C, 4.50%, 9/17/46 (c)		4,100		4,146,222
Sound Point CLO X Ltd., Series 2015-3A, Class E, 7.91%, 1/20/28 (b)(c)		1,000		1,005,327
Sound Point CLO XIV Ltd, Series 2016-3A, Class E, 7.80%, 1/23/29 (b)(c)		1,000		1,002,079
Symphony CLO XV Ltd., Series 2014-15A, Class DR, 4.37%, 10/17/26 (b)(c)		3,500		3,499,531
TICP CLO I Ltd., Series 2015-1A, Class C, 4.16%, 7/20/27 (b)(c)		1,000		1,003,232
Treman Park CLO LLC, Series 2015-1A, Class D, 5.02%, 4/20/27 (b)(c)		1,500		1,503,033
Tyron Park CLO Ltd., Series 2013-1A (b)(c):
Class C, 4.66%, 7/15/25 (d)		1,250		1,255,339
Class D, 5.56%, 7/15/25		1,000		963,176
US Residential Opportunity Fund III Trust, Series 2016-2III, Class A, 3.47%, 8/27/36 (c)(e)		4,337		4,312,774
Venture XX CLO Ltd., Series 2015-20A (b)(c):
Class C, 4.31%, 4/15/27 (d)		1,000		1,005,822
Class D, 5.01%, 4/15/27		520		520,236
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.76%, 7/15/27 (b)(c)		480		480,946
Vibrant Clo III Ltd., Series 2015-3A (b)(c):
Class A2R, 3.21%, 4/20/26		1,000		999,650
Class BR, 4.11%, 4/20/26		1,500		1,501,120
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (c)(e)		3,820		3,847,068
Voya CLO Ltd. (b)(c):
Series 2012-2AR, Class CR, 4.11%, 10/15/22 (d)		1,350		1,350,688
Series 2016-3A, Class D, 8.01%, 10/18/27		385		391,290
WaMu Asset-Backed Certificates Trust, Series 2007-HE3, Class 2A3, 1.23%, 5/25/47 (b)		10,534		7,182,983

Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities (continued)
Westvue Mortgage Loan Trust, Series 2015-1A, Class A, 4.50%, 9/25/20 (c)(e)	USD	2,041	$2,076,036
York CLO-3 Ltd., Series 2016-1A, Class E, 6.84%, 7/20/25 (b)(c)		1,000	980,261
Total Asset-Backed Securities — 28.8%			210,833,635

Corporate Bonds
Aerospace & Defense — 1.2%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (c)(d)		990	992,475
Bombardier, Inc. (c)(d):
8.75%, 12/01/21		995	1,106,937
6.00%, 10/15/22		467	465,832
6.13%, 1/15/23		184	183,540
7.50%, 3/15/25		487	506,480
Colfax Corp., 3.25%, 5/15/25	EUR	100	110,183
EnPro Industries, Inc., 5.88%, 9/15/22 (c)	USD	132	138,600
Harris Corp., 3.83%, 4/27/25 (d)		750	773,613
KLX, Inc., 5.88%, 12/01/22 (c)(d)		640	672,800
Koppers, Inc., 6.00%, 2/15/25 (c)(d)		267	279,682
Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19		105	105,263
Lockheed Martin Corp., 4.70%, 5/15/46 (d)		400	439,533
TransDigm, Inc.:
5.50%, 10/15/20		262	267,895
6.00%, 7/15/22 (d)		1,360	1,400,800
6.50%, 7/15/24 (d)		388	398,670
6.50%, 5/15/25 (c)		69	70,553
6.38%, 6/15/26		55	55,413
United Technologies Corp., 3.75%, 11/01/46 (d)		700	672,673

			8,640,942
Air Freight & Logistics — 0.3%
FedEx Corp. (d):
3.90%, 2/01/35		500	485,850
4.75%, 11/15/45		500	520,258
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	114,592
6.50%, 6/15/22 (c)(d)	USD	760	804,650
6.13%, 9/01/23 (c)(d)		281	295,050

			2,220,400
Airlines — 3.1%
Air Canada Pass-Through Trust, Series 2013-1, Class B, 5.38%, 11/15/22 (c)(d)		2,616	2,714,495
American Airlines Pass-Through Trust:
Series 2013-1, Class C, 6.13%, 7/15/18 (c)(d)		525	544,031
Series 2013-2, Class A, 4.95%, 7/15/24 (d)		1,903	2,030,795
Series 2017-1, Class B, 4.95%, 8/15/26		1,735	1,769,700
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 5/10/20		426	421,314
Continental Airlines Pass-Through Trust (d):
Series 2003-ERJ1, 7.88%, 1/02/20		274	280,588
Series 2007-1, Class B, 6.90%, 10/19/23		314	326,671
Series 2012-1, Class B, 6.25%, 10/11/21		342	359,838

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Airlines (continued)
Delta Air Lines Pass-Through Trust, Class B (d):
Series 2007-1, 8.02%, 2/10/24	USD	1,711	$1,945,803
Series 2012-1, 6.88%, 5/07/19 (c)		3,156	3,344,911
United Airlines Pass-Through Trust (d):
Series 2014-2, Class B, 4.63%, 3/03/24		2,358	2,417,435
Series 2015-1, Class A, 3.70%, 6/01/24		3,570	3,659,250
US Airways Pass-Through Trust, Class B (d):
Series 2011-1, 9.75%, 4/22/20		1,961	2,166,521
Series 2013-1, 5.38%, 5/15/23		787	822,847

			22,804,199
Auto Components — 0.4%
Allison Transmission, Inc., 5.00%, 10/01/24 (c)		38	38,713
Delphi Automotive PLC (d):
4.25%, 1/15/26		400	422,687
4.40%, 10/01/46		280	266,578
Faurecia, 3.63%, 6/15/23	EUR	111	127,200
Federal-Mogul Holdings LLC, 4.55%, 4/15/24 (b)		100	108,521
FTE Verwaltungs GmbH, 9.00%, 7/15/20		100	113,668
Goodyear Tire & Rubber Co., 5.00%, 5/31/26	USD	77	79,021
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.88%, 3/15/19 (d)		481	487,012
6.25%, 2/01/22 (c)		141	146,640
6.75%, 2/01/24 (c)(d)		481	502,044
IHO Verwaltungs GmbH (g):
(2.75% Cash or 3.50% PIK), 2.75%, 9/15/21	EUR	100	112,610
(4.13% Cash or 4.88% PIK), 4.13%, 9/15/21 (c)	USD	214	216,942
(3.25% Cash or 4.00% PIK), 3.25%, 9/15/23		100	113,309
(3.75% Cash or 4.50% PIK), 3.75%, 9/15/26		100	113,063
(4.50% Cash or 5.25% PIK), 4.50%, 9/15/23 (c)		229	228,714
ZF North America Capital, Inc., 4.75%, 4/29/25 (c)		166	172,652

			3,249,374
Automobiles — 0.3%
Aston Martin Capital Holdings Ltd., 5.75%, 4/15/22	GBP	100	132,920
General Motors Co., 6.25%, 10/02/43 (d)	USD	2,194	2,396,897

			2,529,817
Banks — 1.2%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)	EUR	100	114,931
Banco Inbursa SA Institucion de Banca Multiple, 4.38%, 4/11/27 (c)	USD	773	757,540
Banco Popolare, 2.75%, 7/27/20	EUR	100	111,488
Bank of Ireland, 4.25%, 6/11/24 (b)		100	114,711
Bankia SA (b):
4.00%, 5/22/24		200	226,705
3.38%, 3/15/27		100	111,145
BPE Financiaciones SA, 2.00%, 2/03/20		100	104,573
CaixaBank SA, 3.50%, 2/15/27 (b)		100	112,986
CIT Group, Inc.:
5.25%, 3/15/18 (d)	USD	328	338,430
5.50%, 2/15/19 (c)		94	99,287
5.00%, 8/01/23 (d)		1,015	1,091,125

Corporate Bonds		Par (000)	Value
Banks (continued)
Erste Group Bank AG, 6.50% (b)(h)	EUR	200	$230,670
HSBC Holdings PLC, 4.38%, 11/23/26 (d)	USD	370	379,100
Liberbank SA, 6.88%, 3/14/27 (b)	EUR	100	112,892
Rizal Commercial Banking Corp., 4.25%, 1/22/20	USD	100	103,543
Sberbank of Russia Via SB Capital SA, 5.25%, 5/23/23 (c)		5,000	5,162,500

			9,171,626
Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46 (d)		2,160	2,359,698
BWAY Holding Co., 5.50%, 4/15/24 (c)		198	200,228
Central American Bottling Corp., 5.75%, 1/31/27 (c)		588	623,339
Horizon Holdings I SASU, 7.25%, 8/01/23	EUR	100	116,356
Horizon Parent Holdings Sarl, (8.25% Cash), 8.25%, 2/15/22 (g)		100	114,600
Silgan Holdings, Inc., 3.25%, 3/15/25		100	110,019

			3,524,240
Biotechnology — 0.3%
Amgen, Inc., 4.40%, 5/01/45 (d)	USD	1,100	1,085,499
Gilead Sciences, Inc., 4.75%, 3/01/46 (d)		700	721,883
Senvion Holding GmbH:
6.63%, 11/15/20	EUR	145	163,296
3.88%, 10/25/22 (i)		100	109,293

			2,079,971
Building Materials — 0.2%
Tecnoglass, Inc., 8.20%, 1/31/22 (c)	USD	1,134	1,190,700
Titan Global Finance PLC, 3.50%, 6/17/21	EUR	100	113,793

			1,304,493
Building Products — 0.3%
American Builders & Contractors Supply Co., Inc. (c)(d):
5.63%, 4/15/21	USD	177	181,646
5.75%, 12/15/23		155	165,075
Building Materials Corp. of America (c):
5.38%, 11/15/24		49	51,083
6.00%, 10/15/25 (d)		247	263,672
Masonite International Corp., 5.63%, 3/15/23 (c)(d)		360	373,500
Ply Gem Industries, Inc., 6.50%, 2/01/22 (d)		493	515,185
Standard Industries, Inc. (c)(d):
5.13%, 2/15/21		47	49,174
5.50%, 2/15/23		159	165,360
USG Corp., 5.50%, 3/01/25 (c)(d)		435	456,750

			2,221,445
Capital Markets — 0.4%
AE-Rotor Holding BV, 4.97%, 3/28/18		140	140,015
Blackstone CQP Holdco LP, 6.50%, 3/20/21 (c)(d)		2,437	2,453,813
LPL Holdings, Inc., 5.75%, 9/15/25 (c)		66	66,990

			2,660,818
Casinos & Gambling — 0.0%
GLP Capital LP/GLP Financing II, Inc., 5.38%, 4/15/26		112	118,160
Chemicals — 1.1%
Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 2/01/25 (c)(d)		900	913,500
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25	EUR	100	114,986

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	41

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Chemicals (continued)
Axalta Coating Systems LLC, 4.88%, 8/15/24 (c)(d)	USD	265	$274,439
Blue Cube Spinco, Inc.:
9.75%, 10/15/23		95	114,950
10.00%, 10/15/25		45	55,463
CF Industries, Inc.:
7.13%, 5/01/20		150	163,500
5.15%, 3/15/34		110	99,550
4.95%, 6/01/43 (d)		164	138,116
Chemours Co.:
6.63%, 5/15/23 (d)		332	355,240
7.00%, 5/15/25		66	72,518
Hexion, Inc., 10.38%, 2/01/22 (c)		240	246,000
Huntsman International LLC, 4.88%, 11/15/20 (d)		440	462,550
Ineos Finance PLC, 4.00%, 5/01/23	EUR	115	130,099
Inovyn Finance PLC, 6.25%, 5/15/21		100	114,376
Momentive Performance Materials, Inc., 3.88%, 10/24/21 (d)	USD	1,305	1,296,844
NOVA Chemicals Corp., 5.25%, 8/01/23 (c)		145	148,987
Platform Specialty Products Corp. (c)(d):
10.38%, 5/01/21		65	72,394
6.50%, 2/01/22		1,861	1,907,525
PQ Corp., 6.75%, 11/15/22 (c)(d)		465	504,520
PSPC Escrow Corp., 6.00%, 2/01/23	EUR	153	175,069
Tronox Finance LLC (d):
6.38%, 8/15/20	USD	248	252,030
7.50%, 3/15/22 (c)		77	80,465
Versum Materials, Inc., 5.50%, 9/30/24 (c)		140	145,425
WR Grace & Co-Conn (c):
5.13%, 10/01/21		165	177,169
5.63%, 10/01/24 (d)		300	325,500

			8,341,215
Commercial Services & Supplies — 1.5%
ADT Corp.:
3.50%, 7/15/22 (d)		339	327,983
4.13%, 6/15/23		288	280,800
4.88%, 7/15/32 (c)(d)		463	403,967
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (c)		267	274,676
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)(d)		5,000	5,713,315
Bilbao Luxembourg SA, (10.50% Cash or 11.25% PIK), 10.50%, 12/01/18 (g)	EUR	100	111,629
Booz Allen Hamilton, Inc., 5.13%, 5/01/25 (c)	USD	500	508,755
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)(d)		782	830,875
Covanta Holding Corp., 5.88%, 7/01/25		254	254,000
GW Honos Security Corp., 8.75%, 5/15/25 (c)(i)		102	104,040
Harland Clarke Holdings Corp., 8.38%, 8/15/22 (c)(d)		330	339,900
La Financiere Atalian SAS, 4.00%, 5/15/24 (i)	EUR	100	110,662
Mobile Mini, Inc., 5.88%, 7/01/24 (d)	USD	515	533,540
Park Aerospace Holdings Ltd., 5.25%, 8/15/22 (c)		285	301,031
Ritchie Bros Auctioneers, Inc., 5.38%, 1/15/25 (c)		221	228,183
United Rentals North America, Inc.:
7.63%, 4/15/22		22	22,963
6.13%, 6/15/23		63	65,835
5.75%, 11/15/24 (d)		450	475,875
5.88%, 9/15/26		90	94,950

			10,982,979

Corporate Bonds		Par (000)	Value
Communications Equipment — 0.3%
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)	USD	5	$5,331
CommScope Technologies LLC, 5.00%, 3/15/27 (c)(d)		280	282,450
CommScope, Inc., 5.00%, 6/15/21 (c)(d)		170	174,675
Nokia OYJ, 6.63%, 5/15/39 (d)		245	267,859
Zayo Group LLC/Zayo Capital, Inc. (d):
6.38%, 5/15/25		1,037	1,121,256
5.75%, 1/15/27 (c)		481	510,461

			2,362,032
Construction & Engineering — 0.5%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (c)		1,189	1,239,532
Aeropuertos Argentina 2000 SA, 6.88%, 2/01/27 (c)		387	408,478
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29 (c)		387	414,431
BlueLine Rental Finance Corp., 9.25%, 3/15/24 (c)(d)		1,238	1,293,710
Engility Corp., 8.88%, 9/01/24 (c)(d)		298	318,115
SPIE SA, 3.13%, 3/22/24	EUR	100	111,807

			3,786,073
Construction Materials — 0.5%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)(d)	USD	394	404,342
Beacon Roofing Supply, Inc., 6.38%, 10/01/23 (d)		163	175,633
HD Supply, Inc. (c)(d):
5.25%, 12/15/21		1,265	1,339,319
5.75%, 4/15/24		884	939,250
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	202	234,660
PulteGroup, Inc.:
5.50%, 3/01/26	USD	213	224,715
6.00%, 2/15/35		48	47,760
Rexel SA, 3.50%, 6/15/23	EUR	223	253,723

			3,619,402
Consumer Discretionary — 0.1%
Nielsen Co. Luxembourg SARL, 5.00%, 2/01/25 (c)(d)	USD	563	563,704
Consumer Finance — 0.8%
Ally Financial, Inc., 8.00%, 11/01/31 (d)		2,669	3,176,110
Cardtronics, Inc./Cardtronics USA, Inc., 5.50%, 5/01/25 (c)		98	100,083
Navient Corp.:
5.00%, 10/26/20 (d)		370	376,937
6.63%, 7/26/21		236	249,865
6.50%, 6/15/22		36	37,215
5.50%, 1/25/23 (d)		162	160,275
7.25%, 9/25/23 (d)		306	319,770
6.13%, 3/25/24 (d)		132	130,680
5.88%, 10/25/24		138	134,205
5.63%, 8/01/33 (d)		105	84,000
OneMain Financial Holdings LLC (c):
6.75%, 12/15/19		186	195,532
7.25%, 12/15/21		130	135,214
Tarjeta Naranja SA, 22.44%, 4/11/22 (b)(c)		550	563,750

			5,663,636
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 1/15/22	EUR	65	72,386
4.25%, 9/15/22 (c)(d)	USD	283	288,434

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Containers & Packaging (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (continued):
2.75%, 3/15/24	EUR	125	$135,141
6.75%, 5/15/24		156	186,687
7.25%, 5/15/24 (c)(d)	USD	1,809	1,969,549
6.00%, 2/15/25 (c)(d)		1,251	1,293,221
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.63%, 5/15/23 (c)(d)		252	257,355
Bahia Sul Holdings GmbH, 5.75%, 7/14/26 (c)		354	363,558
Ball Corp., 5.00%, 3/15/22 (d)		440	469,700
Clearwater Paper Corp., 5.38%, 2/01/25 (c)(d)		177	174,345
Crown European Holdings SA, 4.00%, 7/15/22	EUR	103	125,257
Flex Acquisition Co., Inc., 6.88%, 1/15/25 (c)	USD	38	39,140
JH-Holding Finance SA, 8.25%, 12/01/22 (g)	EUR	102	120,508
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC:
5.75%, 10/15/20 (d)	USD	590	607,700
4.66%, 7/15/21 (b)(c)(d)		866	885,485
5.13%, 7/15/23 (c)		194	202,245
7.00%, 7/15/24 (c)(d)		655	704,944
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	200	228,730
Sealed Air Corp.:
4.88%, 12/01/22 (c)(d)	USD	100	104,250
4.50%, 9/15/23	EUR	100	121,555
6.88%, 7/15/33 (c)	USD	44	47,850
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.38%, 5/01/22 (c)(d)		598	616,006
Suzano Trading Ltd., 5.88%, 1/23/21 (c)		583	621,769
Verallia Packaging SASU, 5.13%, 8/01/22	EUR	100	115,965

			9,751,780
Diversified Consumer Services — 0.5%
APX Group, Inc. (d):
6.38%, 12/01/19	USD	265	274,275
8.75%, 12/01/20		360	373,050
7.88%, 12/01/22		144	156,960
7.88%, 12/01/22 (c)		230	250,700
Laureate Education, Inc., 8.25%, 5/01/25 (c)		138	141,795
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)(d)		2,068	2,259,290
Sotheby’s, 5.25%, 10/01/22 (c)		71	72,598
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	100	109,066

			3,637,734
Diversified Financial Services — 1.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95%, 2/01/22 (d)	USD	1,750	1,812,032
Aircastle Ltd., 6.25%, 12/01/19 (d)		784	850,248
ASP AMC Merger Sub, Inc., 8.00%, 5/15/25 (c)		132	131,010
Banco Santander SA, 6.75% (b)(h)	EUR	200	229,568
FBM Finance, Inc., 8.25%, 8/15/21 (c)	USD	155	167,400
Ford Motor Credit Co. LLC, 4.39%, 1/08/26 (d)		1,250	1,287,635
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	139,698
General Motors Financial Co., Inc., 4.25%, 5/15/23 (d)	USD	326	335,700
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (c)(d)		845	864,012
Mercury Bondco PLC (g):
(7.13% Cash), 7.13%, 5/30/21	EUR	275	307,632
(8.25% Cash or 9.00% PIK), 8.25%, 5/30/21		358	408,692

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 6/01/25 (c)(i)	USD	227	$233,243
UniCredit SpA:
6.95%, 10/31/22	EUR	270	350,845
5.75%, 10/28/25 (b)		207	245,486

			7,363,201
Diversified Telecommunication Services — 2.7%
AT&T, Inc., 4.75%, 5/15/46 (d)	USD	2,545	2,383,935
CenturyLink, Inc.:
6.45%, 6/15/21 (d)		771	832,680
Series U, 7.65%, 3/15/42		174	161,820
Series W, 6.75%, 12/01/23		197	211,036
Series Y, 7.50%, 4/01/24		174	189,053
Cincinnati Bell, Inc., 7.00%, 7/15/24 (c)(d)		928	982,288
Consolidated Communications, Inc., 6.50%, 10/01/22		113	111,588
Frontier Communications Corp.:
8.13%, 10/01/18		125	132,969
7.13%, 3/15/19 (d)		380	399,950
8.50%, 4/15/20		473	503,154
8.88%, 9/15/20		99	104,506
7.13%, 1/15/23 (d)		65	56,875
7.63%, 4/15/24 (d)		570	488,775
6.88%, 1/15/25 (d)		1,205	1,003,464
Level 3 Financing, Inc.:
5.38%, 8/15/22		140	144,578
5.63%, 2/01/23 (d)		105	108,938
5.13%, 5/01/23 (d)		360	369,450
5.38%, 1/15/24 (d)		473	491,608
5.38%, 5/01/25 (d)		535	557,737
5.25%, 3/15/26		311	320,744
OTE PLC, 3.50%, 7/09/20	EUR	200	222,413
SBA Communications Corp., 4.88%, 9/01/24 (c)(d)	USD	309	311,704
SoftBank Group Corp., 4.75%, 7/30/25	EUR	100	122,568
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	91	95,366
6.00%, 9/30/34 (d)		929	949,902
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	81	117,381
Telecom Italia SpA:
3.25%, 1/16/23		273	321,879
3.63%, 1/19/24		146	171,443
Verizon Communications, Inc., 6.55%, 9/15/43 (d)	USD	6,500	7,977,027
Windstream Corp., 7.75%, 10/01/21		31	31,155

			19,875,986
Electric Utilities — 0.9%
AES Corp., 4.88%, 5/15/23 (d)		350	353,500
Baltimore Gas & Electric Co., 3.50%, 8/15/46 (d)		500	461,035
Duke Energy Corp., 4.80%, 12/15/45 (d)		1,500	1,595,326
Energuate Trust, 5.88%, 5/03/27 (c)		522	529,830
Orazul Energy Egenor S en C por A, 5.63%, 4/28/27 (c)		776	775,263
Pampa Energia SA, 7.50%, 1/24/27 (c)		758	807,270
Southern Co., 4.40%, 7/01/46 (d)		1,000	994,844
Talen Energy Supply LLC, 6.50%, 6/01/25		104	82,680
Virginia Electric & Power Co., Series A, 6.00%, 5/15/37 (d)		750	944,680

			6,544,428
Electrical Equipment — 0.1%
Areva SA, 4.88%, 9/23/24	EUR	100	113,495
Belden, Inc., 5.50%, 4/15/23		111	127,392

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	43

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Electrical Equipment (continued)
Trionista TopCo GmbH, 6.88%, 4/30/21	EUR	213	$241,722

			482,609
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC/CDW Finance Corp.:
5.00%, 9/01/23 (d)	USD	325	333,937
5.50%, 12/01/24		118	125,670
5.00%, 9/01/25		127	130,175
SESI LLC, 7.13%, 12/15/21		100	101,000

			690,782
Energy Equipment & Services — 0.9%
Covey Park Energy LLC, 7.50%, 5/15/25 (c)		250	250,000
Ensco PLC:
4.50%, 10/01/24 (d)		199	164,175
5.20%, 3/15/25		45	38,138
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	100	111,708
6.00%, 7/15/22 (c)(d)	USD	916	920,580
Genesis Energy LP/Genesis Energy Finance Corp., 6.75%, 8/01/22		150	154,313
Halliburton Co., 3.80%, 11/15/25 (d)		750	771,362
Noble Holding International Ltd., 4.63%, 3/01/21		12	11,040
Pattern Energy Group, Inc., 5.88%, 2/01/24 (c)		163	167,279
Pioneer Energy Services Corp., 6.13%, 3/15/22 (d)		325	294,937
Precision Drilling Corp.:
6.50%, 12/15/21		120	121,500
5.25%, 11/15/24		193	185,762
Transocean, Inc.:
6.00%, 3/15/18 (d)		330	337,012
7.38%, 4/15/18		35	35,875
5.80%, 10/15/22 (d)		538	500,340
9.00%, 7/15/23 (c)(d)		1,321	1,408,516
6.80%, 3/15/38		42	33,600
Trinidad Drilling Ltd., 6.63%, 2/15/25 (c)(d)		458	461,435
Weatherford International Ltd.:
7.75%, 6/15/21 (d)		307	327,339
8.25%, 6/15/23		145	157,144
9.88%, 2/15/24 (c)		273	318,045

			6,770,100
Environmental, Maintenance, & Security Service — 0.1%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	109,427
Paprec Holding SA, 5.25%, 4/01/22		100	114,574
Tervita Escrow Corp., 7.63%, 12/01/21 (c)(d)	USD	477	490,117

			714,118
Food & Staples Retailing — 0.7%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC (c)(d):
6.63%, 6/15/24		254	259,715
5.75%, 3/15/25		312	303,420
B&G Foods, Inc., 5.25%, 4/01/25		171	175,066
B&M European Value Retail SA, 4.13%, 2/01/22	GBP	100	134,970
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	100	128,178
4.56%, 1/25/23		200	244,554
CVS Health Corp., 5.13%, 7/20/45 (d)	USD	750	838,173
Dollar Tree, Inc., 5.75%, 3/01/23 (d)		1,616	1,714,576
Rite Aid Corp. (d):
6.75%, 6/15/21		329	331,468
6.13%, 4/01/23 (c)		111	109,890
7.70%, 2/15/27		359	387,720

Corporate Bonds		Par (000)	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44 (d)	USD	750	$775,024

			5,402,754
Food Products — 0.7%
Acosta, Inc., 7.75%, 10/01/22 (c)(d)		424	359,340
Aramark Services, Inc. (d):
5.13%, 1/15/24		144	151,920
4.75%, 6/01/26		252	257,040
Arcor SAIC, 6.00%, 7/06/23 (c)		470	503,722
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25 (c)(d)		375	386,719
Clearwater Seafoods, Inc., 6.88%, 5/01/25 (c)		90	93,150
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (c)		200	203,500
JBS USA LLC/JBS USA Finance, Inc. (c):
7.25%, 6/01/21		40	41,100
5.88%, 7/15/24 (c)		169	176,183
5.75%, 6/15/25		558	576,135
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (c)(d)		243	257,881
Minerva Luxembourg SA, 6.50%, 9/20/26 (c)		286	283,852
Post Holdings, Inc. (c)(d):
7.75%, 3/15/24		721	801,211
8.00%, 7/15/25		234	266,175
5.00%, 8/15/26		227	225,865
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)(d)		159	169,335
WhiteWave Foods Co., 5.38%, 10/01/22 (d)		211	235,793

			4,988,921
Health Care Equipment & Supplies — 0.5%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (c)(d)		1,043	959,560
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)(d)		893	788,072
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19 (d)		290	282,750
Mallinckrodt International Finance SA/Mallinckrodt CB LLC (c)(d):
5.63%, 10/15/23		342	326,610
5.50%, 4/15/25		302	274,820
Medtronic, Inc., 4.50%, 3/15/42 (d)		1,000	1,053,062
Teleflex, Inc.:
3.88%, 8/01/17 (j)		90	300,994
4.88%, 6/01/26		63	63,945

			4,049,813
Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.:
5.63%, 2/15/23 (d)		432	447,008
6.50%, 3/01/24		69	73,140
Alere, Inc., 6.38%, 7/01/23 (c)(d)		268	291,785
Amsurg Corp., 5.63%, 7/15/22 (d)		810	835,636
Centene Corp.:
5.63%, 2/15/21 (d)		403	423,654
4.75%, 5/15/22 (d)		402	417,075
6.13%, 2/15/24		40	43,100
4.75%, 1/15/25 (d)		495	503,044
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		176	171,273
5.13%, 8/01/21 (d)		360	356,850
6.88%, 2/01/22 (d)		461	381,477
6.25%, 3/31/23		455	462,962
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24 (d)		657	675,481

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
DaVita, Inc., 5.00%, 5/01/25	USD	7	$7,053
Envision Healthcare Corp., 5.13%, 7/01/22 (c)(d)		205	208,075
HCA, Inc.:
6.50%, 2/15/20 (d)		1,103	1,210,609
7.50%, 2/15/22 (d)		800	920,320
5.88%, 3/15/22 (d)		84	93,135
4.75%, 5/01/23		56	58,800
5.88%, 5/01/23		90	97,938
5.00%, 3/15/24 (d)		645	684,506
5.38%, 2/01/25 (d)		862	897,557
5.25%, 4/15/25 (d)		1,260	1,354,109
5.88%, 2/15/26 (d)		508	539,750
5.25%, 6/15/26 (d)		540	575,775
4.50%, 2/15/27 (d)		511	515,849
HealthSouth Corp.:
5.75%, 11/01/24 (d)		76	77,425
5.75%, 9/15/25 (d)		126	127,418
2.00%, 12/01/43 (j)		214	280,474
Hologic, Inc.:
5.25%, 7/15/22 (c)(d)		417	439,414
Series 2012, 2.00%, 3/01/42 (e)		323	471,378
MEDNAX, Inc., 5.25%, 12/01/23 (c)(d)		239	244,378
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)(d)		847	910,525
New Amethyst Corp., 6.25%, 12/01/24 (c)		291	306,278
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)(d)		350	372,356
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (c)		82	87,125
Tenet Healthcare Corp.:
6.00%, 10/01/20 (d)		1,150	1,210,375
4.50%, 4/01/21		130	129,838
8.13%, 4/01/22 (d)		1,294	1,313,410
6.75%, 6/15/23 (d)		974	930,170
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26 (d)		1,000	959,165
UnitedHealth Group, Inc., 4.38%, 3/15/42 (d)		750	783,698
Vizient, Inc., 10.38%, 3/01/24 (c)		90	103,050
WellCare Health Plans, Inc., 5.25%, 4/01/25		101	105,040

			21,097,478
Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 3/01/25 (c)		282	289,402
Quintiles IMS, Inc., 3.25%, 3/15/25 (c)	EUR	100	109,358

			398,760
Hotels, Restaurants & Leisure — 4.0%
Burger King France SAS:
4.93%, 5/01/23 (b)		100	111,109
6.00%, 5/01/24		100	113,015
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20	USD	1,840	1,918,062
Cemex Finance LLC, 9.38%, 10/12/22 (c)		378	406,822
Codere Finance 2 Luxembourg SA, 6.75%, 11/01/21	EUR	100	110,564
Eagle II Acquisition Co. LLC, 6.00%, 4/01/25 (c)	USD	102	105,442
Enterprise Inns PLC, 6.00%, 10/06/23	GBP	3,320	4,580,971
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)(d)	USD	154	155,925
International Game Technology PLC, 4.75%, 2/15/23	EUR	107	127,325

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Jacobs Entertainment, Inc., 7.88%, 2/01/24 (c)	USD	169	$176,605
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC (c):
5.00%, 6/01/24		45	46,463
5.25%, 6/01/26 (d)		159	162,975
McDonald’s Corp., 3.70%, 1/30/26 (d)		750	773,391
MGM Resorts International:
5.25%, 3/31/20		84	88,830
6.75%, 10/01/20 (d)		180	200,250
6.63%, 12/15/21 (d)		1,458	1,636,605
7.75%, 3/15/22		10	11,650
4.63%, 9/01/26 (d)		146	145,635
New Red Finance, Inc., 6.00%, 4/01/22 (c)(d)		1,130	1,178,025
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	208	233,173
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21 (d)	USD	460	468,625
Sabre GLBL, Inc., 5.25%, 11/15/23 (c)(d)		317	328,095
Scientific Games International, Inc. (d):
7.00%, 1/01/22 (c)		985	1,054,561
10.00%, 12/01/22		953	1,034,005
Six Flags Entertainment Corp. (c):
4.88%, 7/31/24 (d)		604	609,285
5.50%, 4/15/27		174	177,371
Station Casinos LLC, 7.50%, 3/01/21 (d)		1,085	1,129,756
Stonegate Pub Co. Financing PLC, 4.88%, 3/15/22	GBP	100	130,083
Thomas Cook Group PLC, 6.25%, 6/15/22	EUR	100	118,479
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	1,777	2,500,669
Series M, 7.40%, 3/28/24		6,400	9,202,206
Vue International Bidco PLC, 7.88%, 7/15/20		117	156,567
Yum! Brands, Inc., 3.88%, 11/01/23	USD	110	108,625

			29,301,164
Household Durables — 0.8%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (c)(d)		750	781,875
CalAtlantic Group, Inc.:
8.38%, 1/15/21		144	169,200
5.38%, 10/01/22		6	6,405
5.25%, 6/01/26		47	48,292
Century Communities, Inc., 6.88%, 5/15/22 (d)		830	869,425
Lennar Corp.:
4.50%, 11/15/19 (d)		320	330,800
4.75%, 4/01/21		42	44,199
4.13%, 1/15/22		139	141,780
4.75%, 11/15/22		53	55,120
4.88%, 12/15/23 (d)		146	151,110
4.75%, 5/30/25 (d)		410	417,175
Mattamy Group Corp., 6.88%, 12/15/23 (c)		123	127,612
Newell Brands, Inc., 4.20%, 4/01/26 (d)		1,000	1,051,064
PulteGroup, Inc., 6.38%, 5/15/33 (d)		469	492,886
Riverbed Technology, Inc., 8.88%, 3/01/23 (c)		180	185,400
Standard Pacific Corp., 5.88%, 11/15/24		38	40,850
Tempur Sealy International, Inc., 5.50%, 6/15/26 (d)		483	480,286
TRI Pointe Group, Inc.:
4.38%, 6/15/19 (d)		225	231,750
4.88%, 7/01/21		210	218,400
5.88%, 6/15/24 (d)		140	147,350

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	45

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Household Durables (continued)
William Lyon Homes ,Inc., 5.88%, 1/31/25 (c)	USD	141	$144,525

			6,135,504
Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24 (c)		102	105,060
Prestige Brands, Inc., 6.38%, 3/01/24 (c)		176	188,320
Spectrum Brands, Inc., 6.63%, 11/15/22 (d)		710	747,275

			1,040,655
Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp. (d):
6.00%, 1/15/22 (c)		64	66,880
5.38%, 1/15/23		190	187,150
5.88%, 1/15/24 (c)		200	210,000
Dynegy, Inc.:
6.75%, 11/01/19 (d)		925	938,875
7.38%, 11/01/22		30	28,725
7.63%, 11/01/24		45	41,175
Genneia SA, 8.75%, 1/20/22 (c)		491	526,597
NRG Energy, Inc.:
7.88%, 5/15/21		82	84,050
6.63%, 3/15/23		45	45,675
6.63%, 1/15/27 (d)		629	622,710
NRG Yield Operating LLC, 5.38%, 8/15/24 (d)		130	132,925
QEP Resources, Inc., 5.38%, 10/01/22 (d)		444	438,450
TerraForm Power Operating LLC, 6.38%, 2/01/23 (c)(e)		258	266,708

			3,589,920
Industrial Conglomerates — 0.2%
General Electric Co., 4.13%, 10/09/42 (d)		750	774,505
Vertiv Group Corp, 9.25%, 10/15/24 (c)(d)		507	544,391

			1,318,896
Insurance — 0.7%
Achmea BV, 6.00%, 4/04/43 (b)	EUR	100	121,380
American International Group, Inc., 4.80%, 7/10/45 (d)	USD	500	515,114
Aon PLC, 3.88%, 12/15/25 (d)		1,280	1,315,552
Assicurazioni Generali SpA (b):
7.75%, 12/12/42	EUR	100	133,678
5.50%, 10/27/47		100	119,057
Groupama SA, 6.00%, 1/23/27		100	117,671
HUB International Ltd., 7.88%, 10/01/21 (c)(d)	USD	1,058	1,108,414
Old Mutual PLC, 8.00%, 6/03/21	GBP	100	149,595
Radian Group, Inc., 5.25%, 6/15/20 (d)	USD	390	407,550
USIS Merger Sub, Inc., 6.88%, 5/01/25 (c)		140	142,450
Wayne Merger Sub LLC, 8.25%, 8/01/23 (c)(d)		705	752,676

			4,883,137
Internet Software & Services — 0.2%
Equinix, Inc. (d):
4.88%, 4/01/20		144	147,600
5.88%, 1/15/26		389	419,148
Netflix, Inc.:
5.50%, 2/15/22		15	16,050
4.38%, 11/15/26 (c)(d)		812	799,820
3.63%, 5/15/27 (i)	EUR	100	110,139
Symantec Corp., 5.00%, 4/15/25 (c)	USD	187	193,311

			1,686,068
IT Services — 0.9%
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)(d)		482	508,510

Corporate Bonds		Par (000)	Value
IT Services (continued)
Fidelity National Information Services, Inc., 3.00%, 8/15/26 (d)	USD	1,000	$958,151
First Data Corp. (c)(d):
7.00%, 12/01/23		1,422	1,524,668
5.75%, 1/15/24		2,998	3,110,425
Gartner, Inc., 5.13%, 4/01/25 (c)		207	214,245

			6,315,999
Machinery — 0.2%
Gardner Denver, Inc., 6.88%, 8/15/21 (c)		155	160,813
Navistar International Corp., 8.25%, 11/01/21		55	55,688
SPX FLOW, Inc. (c):
5.63%, 8/15/24 (d)		330	334,125
5.88%, 8/15/26		175	177,187
Terex Corp., 5.63%, 2/01/25 (c)(d)		474	484,665
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	EUR	142	165,477

			1,377,955
Media — 7.1%
Adria Bidco BV, 7.88%, 11/15/20		100	113,367
Altice Financing SA, 7.50%, 5/15/26 (c)(d)	USD	1,291	1,394,280
Altice Luxembourg SA, 6.25%, 2/15/25	EUR	100	118,037
Altice US Finance I Corp. (c):
5.38%, 7/15/23 (d)	USD	780	814,125
5.50%, 5/15/26		288	297,720
AMC Entertainment Holdings, Inc., 6.38%, 11/15/24	GBP	100	137,900
AMC Networks, Inc.:
4.75%, 12/15/22 (d)	USD	344	350,880
5.00%, 4/01/24		161	163,117
Bharti Airtel International Netherlands BV, 5.13%, 3/11/23		1,500	1,580,187
Cablevision SA, 6.50%, 6/15/21 (c)		389	414,285
Cablevision Systems Corp. (d):
8.63%, 9/15/17		56	57,540
7.75%, 4/15/18		517	540,911
8.00%, 4/15/20		286	319,428
CBS Radio, Inc., 7.25%, 11/01/24 (c)(d)		264	287,100
CCO Holdings LLC/CCO Holdings Capital Corp. (d):
5.25%, 9/30/22		560	581,000
5.13%, 2/15/23		709	737,360
5.13%, 5/01/23 (c)		719	750,456
5.75%, 2/15/26 (c)		233	247,488
5.50%, 5/01/26 (c)		470	493,209
5.13%, 5/01/27 (c)		1,618	1,650,360
5.88%, 5/01/27 (c)		663	705,266
Cequel Communications Holdings I LLC/Cequel Capital Corp. (c):
6.38%, 9/15/20		101	104,094
5.13%, 12/15/21 (d)		715	731,087
5.13%, 12/15/21		218	222,905
7.75%, 7/15/25 (d)		1,630	1,817,450
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45 (d)		3,000	3,523,119
Clear Channel International BV, 8.75%, 12/15/20 (c)(d)		508	543,560
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		261	266,220
6.50%, 11/15/22 (d)		2,783	2,883,884
Series B, 7.63%, 3/15/20 (d)		1,134	1,146,757
Columbus Cable Barbados Ltd., 7.38%, 3/30/21 (c)(d)		1,195	1,286,119

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Media (continued)
Comcast Corp., 4.60%, 8/15/45 (d)	USD	1,750	$1,825,693
CSC Holdings LLC (d):
10.13%, 1/15/23 (c)		1,388	1,610,080
5.25%, 6/01/24		921	931,932
6.63%, 10/15/25 (c)		350	382,812
10.88%, 10/15/25 (c)		933	1,120,766
Discovery Communications LLC, 4.95%, 5/15/42 (d)		400	370,610
DISH DBS Corp.:
6.75%, 6/01/21 (d)		239	259,912
5.88%, 7/15/22 (d)		241	255,289
5.00%, 3/15/23		105	105,263
5.88%, 11/15/24 (d)		53	55,650
7.75%, 7/01/26 (d)		1,355	1,587,044
DISH Network Corp., 3.38%, 8/15/26 (c)(j)		293	358,559
eircom Finance DAC, 4.50%, 5/31/22	EUR	100	113,832
EW Scripps Co., 5.13%, 5/15/25 (c)	USD	203	208,329
GTT Escrow Corp., 7.88%, 12/31/24 (c)		87	90,698
Hughes Satellite Systems Corp.:
7.63%, 6/15/21		113	127,594
5.25%, 8/01/26 (c)(d)		564	573,870
6.63%, 8/01/26 (c)(d)		121	124,630
iHeartCommunications, Inc.:
9.00%, 12/15/19		474	391,050
10.63%, 3/15/23		1,256	960,840
Intelsat Jackson Holdings SA (d):
7.25%, 4/01/19		500	480,625
7.25%, 10/15/20		405	379,161
5.50%, 8/01/23		1,149	980,959
Interpublic Group of Cos., Inc., 4.20%, 4/15/24 (d)		1,000	1,046,237
LG Finance Co. Corp., 5.88%, 11/01/24 (c)		101	104,788
LGE HoldCo VI BV, 7.13%, 5/15/24	EUR	177	218,603
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (c)	USD	101	98,349
MDC Partners, Inc., 6.50%, 5/01/24 (c)(d)		438	427,050
Midcontinent Communications/Midcontinent Finance Corp. (c):
6.25%, 8/01/21 (d)		250	260,000
6.88%, 8/15/23		138	148,005
National CineMedia LLC, 5.75%, 8/15/26		98	99,960
Nexstar Broadcasting, Inc., 5.63%, 8/01/24 (c)(d)		267	273,675
Numericable Group SA, 5.38%, 5/15/22	EUR	116	131,571
Outfront Media Capital LLC/Outfront Media Capital Corp. (d):
5.25%, 2/15/22	USD	102	105,952
5.63%, 2/15/24		202	212,100
Play Topco SA, 5.38%, 9/15/22 (g)	EUR	117	131,130
SFR Group SA (c)(d):
6.00%, 5/15/22	USD	1,492	1,555,410
7.38%, 5/01/26		1,721	1,809,201
Sirius XM Radio, Inc., 4.25%, 5/15/20 (c)(d)		704	711,040
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (c)		199	218,900
Time Warner, Inc.:
4.65%, 6/01/44		111	104,761
4.85%, 7/15/45 (d)		389	376,532
Tribune Media Co., 5.88%, 7/15/22 (d)		540	567,281
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
4.00%, 1/15/25	EUR	117	134,075
5.00%, 1/15/25 (c)	USD	200	207,628
6.25%, 1/15/29	EUR	100	124,191

Corporate Bonds		Par (000)	Value
Media (continued)
Univision Communications, Inc. (c)(d):
5.13%, 5/15/23	USD	624	$634,140
5.13%, 2/15/25		193	192,276
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	114	128,433
Videotron, Ltd./Videotron Ltee, 5.13%, 4/15/27 (c)	USD	285	290,614
Virgin Media Finance PLC, 5.75%, 1/15/25 (c)(d)		850	867,000
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	100	135,996
Virgin Media Secured Finance PLC:
5.50%, 8/15/26 (c)	USD	200	204,250
4.88%, 1/15/27	GBP	130	171,752
6.25%, 3/28/29		175	246,493
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)(d)	USD	980	1,009,400
Wind Acquisition Finance SA:
7.00%, 4/23/21	EUR	122	138,077
7.38%, 4/23/21 (c)(d)	USD	1,130	1,175,200

			51,834,479
Metal Fabricating — 0.0%
Park-Ohio Industries, Inc., 6.63%, 4/15/27 (c)		53	54,325
Metals & Mining — 3.6%
Alcoa Nederland Holding BV, 7.00%, 9/30/26 (c)		200	221,000
Alcoa, Inc.:
5.87%, 2/23/22 (d)		900	970,650
5.13%, 10/01/24 (d)		405	424,238
5.90%, 2/01/27		120	128,965
5.95%, 2/01/37		105	106,995
Anglo American Capital PLC:
4.45%, 9/27/20 (c)		100	104,000
4.13%, 4/15/21 (c)		200	204,500
3.50%, 3/28/22	EUR	100	119,232
3.25%, 4/03/23		100	118,244
4.88%, 5/14/25 (c)(d)	USD	600	625,500
ArcelorMittal:
7.75%, 10/15/39		108	123,390
7.50%, 3/01/41 (d)		352	396,000
BHP Billiton Finance USA Ltd., 4.13%, 2/24/42 (d)		250	252,237
Cliffs Natural Resources, Inc., 8.25%, 3/31/20 (c)(d)		216	234,630
Constellium NV (c)(d):
8.00%, 1/15/23		1,500	1,550,250
6.63%, 3/01/25		1,086	1,069,710
First Quantum Minerals Ltd. (c):
7.00%, 2/15/21 (d)		844	873,540
7.50%, 4/01/25		635	647,700
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		322	322,000
2.38%, 3/15/18		2,868	2,853,660
3.10%, 3/15/20		1,360	1,341,300
4.00%, 11/14/21		276	270,825
3.55%, 3/01/22		506	475,640
3.88%, 3/15/23		1,408	1,305,920
5.40%, 11/14/34		140	124,250
5.45%, 3/15/43		1,430	1,219,075
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (c)		215	229,362
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (c)		192	216,722
Kaiser Aluminum Corp., 5.88%, 5/15/24		124	130,820

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	47

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
Kinross Gold Corp.:
5.95%, 3/15/24	USD	50	$53,610
6.88%, 9/01/41		80	83,300
Novelis Corp. (c)(d):
6.25%, 8/15/24		1,024	1,077,760
5.88%, 9/30/26		1,191	1,223,752
Nyrstar Netherlands Holdings BV, 6.88%, 3/15/24	EUR	100	109,420
Peabody Securities Finance Corp. (c):
6.00%, 3/31/22	USD	145	147,900
6.38%, 3/31/25		152	154,280
Petra Diamonds US Treasury PLC, 7.25%, 5/01/22 (c)		200	209,000
Rio Tinto Finance USA Ltd., 4.75%, 3/22/42 (d)		400	427,654
Steel Dynamics, Inc.:
5.13%, 10/01/21 (d)		970	1,001,525
5.25%, 4/15/23 (d)		525	543,375
5.00%, 12/15/26 (c)		15	15,338
Teck Resources Ltd.:
4.50%, 1/15/21		82	84,684
3.75%, 2/01/23 (d)		648	638,474
8.50%, 6/01/24 (c)(d)		418	484,358
6.13%, 10/01/35		102	107,865
6.00%, 8/15/40 (d)		686	705,722
6.25%, 7/15/41		88	93,280
5.20%, 3/01/42 (d)		673	642,715
5.40%, 2/01/43 (d)		341	331,623
ThyssenKrupp AG, 1.38%, 3/03/22	EUR	75	80,293
United States Steel Corp., 8.38%, 7/01/21 (c)(d)	USD	357	393,146
VM Holdings SA, 5.38%, 5/04/27 (c)		777	769,603

			26,039,032
Multi-Utilities — 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp. (d):
5.13%, 7/15/19		150	149,625
6.88%, 10/15/21		240	238,200
7.50%, 11/01/23 (c)		225	225,000

			612,825
Multiline Retail — 0.1%
Neiman Marcus Group Ltd., 8.00%, 10/15/21 (c)(d)		257	150,345
Target Corp., 4.00%, 7/01/42 (d)		300	293,532

			443,877
Oil, Gas & Consumable Fuels — 8.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (c)		139	145,950
Anadarko Petroleum Corp., 4.50%, 7/15/44 (d)		500	481,786
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (c)		65	66,463
Antero Resources Corp.:
5.13%, 12/01/22		92	93,380
5.63%, 6/01/23		88	90,530
Apache Corp., 4.75%, 4/15/43 (d)		800	814,479
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 4/01/22 (c)(d)		344	355,610
California Resources Corp., 8.00%, 12/15/22 (c)(d)		575	439,875
Callon Petroleum Co., 6.13%, 10/01/24 (c)		248	259,780
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23 (d)		165	166,238

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Cheniere Corpus Christi Holdings LLC (c)(d):
7.00%, 6/30/24	USD	578	$645,846
5.88%, 3/31/25		699	744,435
Chesapeake Energy Corp. (d):
6.88%, 11/15/20		224	225,120
8.00%, 1/15/25 (c)		341	337,164
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 7/20/23 (c)		56	58,730
ConocoPhillips Co., 4.95%, 3/15/26 (d)		700	782,400
CONSOL Energy, Inc.:
5.88%, 4/15/22 (d)		3,095	3,017,625
8.00%, 4/01/23		76	79,183
Continental Resources, Inc. (d):
4.50%, 4/15/23		173	170,405
3.80%, 6/01/24		549	516,060
4.90%, 6/01/44		310	268,925
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25%, 4/01/23		35	36,531
CrownRock LP/CrownRock Finance, Inc. (c):
7.13%, 4/15/21 (d)		961	992,232
7.75%, 2/15/23		160	171,200
DCP Midstream LLC (c):
4.75%, 9/30/21		160	163,600
6.45%, 11/03/36		213	228,442
6.75%, 9/15/37 (d)		278	304,591
Denbury Resources, Inc.:
9.00%, 5/15/21 (c)(d)		625	659,375
5.50%, 5/01/22 (d)		508	378,460
4.63%, 7/15/23		48	32,880
Diamondback Energy, Inc., 5.38%, 5/31/25 (c)		242	250,470
Eclipse Resources Corp., 8.88%, 7/15/23		80	81,600
Energy Transfer Equity LP (d):
5.88%, 1/15/24		940	1,012,850
5.50%, 6/01/27		415	446,125
Energy Transfer Partners LP (d):
6.13%, 12/15/45		500	543,248
5.30%, 4/15/47		350	345,430
Ensco Jersey Finance Ltd., 3.00%, 1/31/24 (c)		291	269,357
Enterprise Products Operating LLC, 3.75%, 2/15/25 (d)		1,250	1,280,000
EP Energy LLC/Everest Acquisition Finance, Inc. (d):
9.38%, 5/01/20		392	370,930
8.00%, 11/29/24 (c)		304	318,060
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (c)(d)		360	377,100
GNL Quintero SA:
4.63%, 7/31/29 (c)(d)		286	297,797
4.63%, 7/31/29		279	290,509
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (c)(d)		381	394,335
Gulfport Energy Corp.:
6.63%, 5/01/23		84	85,050
6.38%, 5/15/25 (c)(d)		102	101,618
Halcon Resources Corp., 6.75%, 2/15/25 (c)(d)		1,020	979,200
Hess Corp., 4.30%, 4/01/27 (d)		750	749,341
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24 (d)		2,500	2,581,907
Matador Resources Co. (d):
6.88%, 4/15/23		460	485,300
6.88%, 4/15/23 (c)		531	560,205
MEG Energy Corp. (c):
7.00%, 3/31/24		27	24,098
6.50%, 1/15/25 (d)		933	921,337

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.:
6.88%, 8/15/24 (d)	USD	288	$306,720
6.13%, 12/01/42		80	75,600
Nabors Industries, Inc., 0.75%, 1/15/24 (c)(j)		472	406,215
New Enterprise Stone & Lime Co., Inc., 10.13%, 4/01/22 (c)		190	201,400
Newfield Exploration Co., 5.63%, 7/01/24		132	139,508
NGPL PipeCo LLC (c)(d):
7.12%, 12/15/17		1,002	1,028,929
7.77%, 12/15/37		614	706,100
Noble Holding International Ltd., 7.75%, 1/15/24 (d)		437	398,762
Oasis Petroleum, Inc.:
6.50%, 11/01/21 (d)		450	454,500
2.63%, 9/15/23 (j)		260	315,575
ONEOK, Inc.:
7.50%, 9/01/23 (d)		377	445,960
6.00%, 6/15/35		40	42,100
Paramount Resources Ltd., 6.88%, 6/30/23 (c)(d)		1,235	1,309,100
Parker Drilling Co.:
7.50%, 8/01/20		295	274,350
6.75%, 7/15/22		186	164,145
Parsley Energy LLC/Parsley Finance Corp. (c):
6.25%, 6/01/24		79	83,543
5.38%, 1/15/25		361	364,610
5.25%, 8/15/25		91	91,683
Pertamina Persero PT, 5.63%, 5/20/43 (c)(d)		2,000	2,058,956
Petrobras Argentina SA, 7.38%, 7/21/23 (c)(d)		895	956,943
Petrobras Global Finance BV:
4.88%, 3/17/20		382	393,651
8.38%, 5/23/21 (d)		2,241	2,537,932
8.75%, 5/23/26		781	910,646
7.38%, 1/17/27		404	434,421
6.85%, 6/05/15		387	344,623
Petrobras International Finance Co.:
5.75%, 1/20/20		382	402,055
5.38%, 1/27/21 (d)		1,176	1,208,164
Petroleos Mexicanos:
5.38%, 3/13/22 (c)		47	49,409
4.63%, 9/21/23		309	310,792
Precision Drilling Corp., 7.75%, 12/15/23 (c)		90	95,400
QEP Resources, Inc., 5.25%, 5/01/23		40	39,100
Raizen Fuels Finance SA, 5.30%, 1/20/27 (c)		543	561,467
Range Resources Corp. (c):
5.88%, 7/01/22 (d)		579	592,027
5.00%, 8/15/22 (d)		91	89,976
5.00%, 3/15/23		175	173,250
Resolute Energy Corp., 8.50%, 5/01/20 (d)		282	287,640
Rockies Express Pipeline LLC (c)(d):
5.63%, 4/15/20		875	935,375
6.88%, 4/15/40		521	556,819
Rowan Cos., Inc.:
4.88%, 6/01/22		85	79,900
7.38%, 6/15/25 (d)		722	712,975
RSP Permian, Inc.:
6.63%, 10/01/22		290	305,587
5.25%, 1/15/25 (c)		178	180,670
Sabine Pass Liquefaction LLC, 5.75%, 5/15/24		10	11,054
Sanchez Energy Corp. (d):
7.75%, 6/15/21		536	518,580
6.13%, 1/15/23		943	867,551
SESI LLC, 6.38%, 5/01/19		110	109,313

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Seven Generations Energy Ltd., 8.25%, 5/15/20 (c)(d)	USD	196	$204,820
Shell International Finance BV, 4.38%, 5/11/45 (d)		450	461,997
SM Energy Co.:
6.50%, 11/15/21		175	178,938
6.13%, 11/15/22 (d)		27	27,473
5.00%, 1/15/24		5	4,713
5.63%, 6/01/25 (d)		495	472,725
6.75%, 9/15/26		165	166,238
Southwestern Energy Co., 5.80%, 1/23/20 (d)		1,316	1,329,160
Suncor Energy, Inc., 6.50%, 6/15/38 (d)		800	1,015,209
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (c):
5.50%, 9/15/24 (d)		490	492,450
5.13%, 2/01/25		155	160,038
5.38%, 2/01/27		90	94,050
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.38%, 8/01/22		95	97,898
5.25%, 5/01/23		16	16,480
Tesoro Corp. (c)(d):
4.75%, 12/15/23		527	552,032
5.13%, 12/15/26		779	829,635
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		44	45,925
6.25%, 10/15/22		80	85,800
Tullow Oil PLC, 6.25%, 4/15/22 (c)		200	191,236
Tutor Perini Corp., 6.88%, 5/01/25 (c)		165	173,250
Ultra Resources, Inc., 6.88%, 4/15/22 (c)		70	70,788
Weatherford International LLC, 6.80%, 6/15/37		75	70,875
Weatherford International Ltd.:
6.50%, 8/01/36		310	292,950
7.00%, 3/15/38		249	238,417
5.95%, 4/15/42		93	81,375
Whiting Petroleum Corp.:
5.00%, 3/15/19 (d)		851	859,510
5.75%, 3/15/21		85	84,575
WildHorse Resource Development Corp., 6.88%, 2/01/25 (c)		281	269,760
Williams Cos., Inc., 5.75%, 6/24/44 (d)		1,137	1,176,795
Williams Partners LP, 4.50%, 11/15/23 (d)		1,750	1,848,938
WPX Energy, Inc.:
7.50%, 8/01/20		80	84,800
6.00%, 1/15/22		20	20,300
8.25%, 8/01/23		215	239,725
5.25%, 9/15/24 (d)		435	424,125
YPF SA:
8.88%, 12/19/18 (c)		1,495	1,618,038
8.50%, 3/23/21 (c)		193	218,331
8.50%, 7/28/25		97	109,731

			62,335,338
Paper & Forest Products — 0.1%
Mercer International, Inc., 6.50%, 2/01/24 (c)		134	138,355
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	168	189,989
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)(d)	USD	390	390,039

			718,383

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	49

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Pharmaceuticals — 1.9%
AbbVie, Inc. (d):
3.20%, 5/14/26	USD	775	$755,271
4.45%, 5/14/46		1,000	974,749
Actavis Funding SCS (d):
3.80%, 3/15/25		1,000	1,017,767
4.75%, 3/15/45		500	509,245
Eagle Holding Co. II LLC, 7.63%, 5/15/22 (c)(g)(i)		310	315,813
Endo Dac/Endo Finance LLC/Endo Finco, Inc., 5.88%, 10/15/24 (c)		205	208,844
Endo Finance LLC/Endo Finco, Inc., 5.38%, 1/15/23 (c)(d)		620	531,650
Forest Laboratories LLC, 5.00%, 12/15/21 (c)(d)		718	783,436
Grifols SA, 3.20%, 5/01/25	EUR	200	216,457
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (c)(d)	USD	474	489,405
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)(d)		1,166	1,215,555
Mylan NV, 3.95%, 6/15/26 (d)		650	642,918
NBTY, Inc., 7.63%, 5/15/21 (c)(d)		570	605,625
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26 (d)		300	290,462
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	145	171,003
Synlab Unsecured Bondco PLC, 8.25%, 7/01/23		100	121,441
Tennessee Merger Sub, Inc., 6.38%, 2/01/25 (c)(d)	USD	864	843,480
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26 (d)		500	465,549
Unilabs Subholding AB, 5.75%, 5/15/25 (i)	EUR	100	108,399
Valeant Pharmaceuticals International, Inc. (c):
6.75%, 8/15/18 (d)	USD	442	440,895
6.75%, 8/15/21 (d)		1,276	1,055,890
5.63%, 12/01/21 (d)		879	675,731
6.50%, 3/15/22		360	368,550
5.88%, 5/15/23		151	111,551
7.00%, 3/15/24		566	577,320
6.13%, 4/15/25		391	288,656

			13,785,662
Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp., 3.38%, 10/15/26 (d)		250	243,496
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (c)		204	205,530
iStar, Inc., 6.00%, 4/01/22		143	146,575
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (d):
5.63%, 5/01/24		1,232	1,329,020
4.50%, 9/01/26		533	531,001
MPT Operating Partnership LP/MPT Finance Corp., 3.33%, 3/24/25	EUR	100	111,124
NH Hotel Group SA, 3.75%, 10/01/23		129	146,534
Starwood Property Trust, Inc., 5.00%, 12/15/21 (c)(d)	USD	278	289,815
Trust F/1401, 6.95%, 1/30/44		376	387,280
TVL Finance PLC, 5.23%, 5/15/23 (b)	GBP	100	129,766
Wyndham Worldwide Corp., 4.15%, 4/01/24 (d)	USD	2,000	2,039,618

			5,559,759
Real Estate Management & Development — 1.1%
Aroundtown Property Holdings PLC, 1.50%, 1/18/21 (j)	EUR	100	120,782
Howard Hughes Corp., 5.38%, 3/15/25 (c)	USD	177	178,770

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (continued)
Lai Sun International Finance 2012 Ltd., 5.70%, 1/18/18	USD	2,000	$2,031,142
Northwest Florida Timber Finance LLC, 4.75%, 3/04/29 (c)(d)		4,360	4,142,000
Realogy Group LLC/Realogy Co-Issuer Corp. (c)(d):
4.50%, 4/15/19		205	213,200
5.25%, 12/01/21		446	469,415
4.88%, 6/01/23		933	942,330

			8,097,639
Road & Rail — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (c)(d):
5.13%, 6/01/22		745	724,512
5.25%, 3/15/25		655	617,337
Avis Budget Finance PLC:
4.13%, 11/15/24	EUR	100	107,660
4.50%, 5/15/25		100	107,786
Burlington Northern Santa Fe LLC, 4.38%, 9/01/42 (d)	USD	500	526,732
Herc Rentals, Inc. (c):
7.50%, 6/01/22		95	103,313
7.75%, 6/01/24		255	278,269
Hertz Corp. (d):
4.25%, 4/01/18		90	91,125
5.88%, 10/15/20		122	113,765
5.50%, 10/15/24 (c)		305	263,063
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	100	108,357
Lima Metro Line 2 Finance Ltd., 5.88%, 7/05/34 (c)(d)	USD	4,000	4,274,000
Union Pacific Corp., 4.05%, 11/15/45 (d)		500	502,011

			7,817,930
Semiconductors & Semiconductor Equipment — 1.1%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		89	98,790
Analog Devices, Inc., 3.50%, 12/05/26 (d)		320	320,763
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 1/15/27 (c)(d)		2,600	2,638,342
Microchip Technology, Inc., 2.13%, 12/15/37 (j)		75	238,734
Micron Technology, Inc.:
5.25%, 8/01/23 (c)(d)		343	355,005
5.50%, 2/01/25		11	11,495
Series G, 3.00%, 11/15/43 (j)		860	928,800
Microsemi Corp., 9.13%, 4/15/23 (c)		41	47,150
NXP BV/NXP Funding LLC (c)(d):
4.13%, 6/15/20		760	797,050
4.13%, 6/01/21		203	212,389
4.63%, 6/15/22		410	440,238
3.88%, 9/01/22		200	207,700
4.63%, 6/01/23		224	241,080
QUALCOMM, Inc., 4.65%, 5/20/35 (d)		400	423,399
Sensata Technologies BV, 5.00%, 10/01/25 (c)		15	15,319
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (c)(d)		540	584,550
Xilinx, Inc., 2.63%, 6/15/17 (j)		175	385,000

			7,945,804
Software — 1.7%
ACI Worldwide, Inc., 6.38%, 8/15/20 (c)(d)		580	595,225
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)(d)		1,469	1,493,797

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Software (continued)
Genesys Telecommunications Laboratories Inc/Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24 (c)	USD	210	$232,601
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (c)(d)		609	644,779
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (c)		51	47,940
Infor US, Inc., 6.50%, 5/15/22 (d)		1,857	1,931,280
Informatica LLC, 7.13%, 7/15/23 (c)(d)		281	276,434
JDA Escrow LLC/JDA Bond Finance, Inc., 7.38%, 10/15/24 (c)		209	218,405
Microsoft Corp., 3.70%, 8/08/46 (d)		1,750	1,668,653
Nuance Communications, Inc. (c):
5.38%, 8/15/20 (d)		47	47,999
6.00%, 7/01/24		220	232,100
5.63%, 12/15/26		121	125,084
Oracle Corp., 4.00%, 7/15/46 (d)		1,500	1,465,893
PTC, Inc., 6.00%, 5/15/24		119	127,330
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)(d)		1,020	1,164,075
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (d)		584	620,500
TIBCO Software, Inc., 11.38%, 12/01/21 (c)(d)		999	1,106,392
Veritas US, Inc./Veritas Bermuda Ltd.:
7.50%, 2/01/23	EUR	100	115,193
10.50%, 2/01/24 (c)(d)	USD	401	427,065

			12,540,745
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24 (d)		569	587,492
JC Penney Corp., Inc. (d):
8.13%, 10/01/19		148	161,320
6.38%, 10/15/36		104	79,560
7.40%, 4/01/37		261	213,368
L Brands, Inc., 6.88%, 11/01/35 (d)		424	418,064
Lowe’s Cos., Inc., 4.65%, 4/15/42 (d)		400	432,435
Penske Automotive Group, Inc.:
5.38%, 12/01/24 (d)		540	544,050
5.50%, 5/15/26		83	82,585

			2,518,874
Technology Hardware, Storage & Peripherals — 0.6%
Apple, Inc., 4.65%, 2/23/46 (d)		1,500	1,634,413
CA, Inc., 3.60%, 8/15/22 (d)		660	677,266
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (c):
4.42%, 6/15/21		25	26,245
7.13%, 6/15/24 (d)		774	855,531
6.02%, 6/15/26		170	186,716
8.35%, 7/15/46		100	129,428
Western Digital Corp.:
7.38%, 4/01/23 (c)(d)		515	563,925
10.50%, 4/01/24		287	337,943

			4,411,467
Textiles, Apparel & Luxury Goods — 0.0%
BiSoho SAS, 5.88%, 5/01/23	EUR	90	105,668
Hanesbrands, Inc., 4.63%, 5/15/24 (c)	USD	59	58,557
Levi Strauss & Co., 3.38%, 3/15/27	EUR	100	109,747
Springs Industries, Inc., 6.25%, 6/01/21	USD	59	60,844

			334,816
Thrifts & Mortgage Finance — 0.1%
Jerrold Finco PLC, 6.25%, 9/15/21	GBP	100	134,675

Corporate Bonds		Par (000)	Value
Thrifts & Mortgage Finance (continued)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 3/15/22 (c)(d)	USD	422	$433,077
MGIC Investment Corp., 5.75%, 8/15/23		101	108,323

			676,075
Tobacco — 0.3%
Altria Group, Inc., 4.50%, 5/02/43 (d)		750	775,652
Philip Morris International, Inc., 4.38%, 11/15/41 (d)		900	915,464
Reynolds American, Inc., 5.85%, 8/15/45 (d)		715	844,848

			2,535,964
Trading Companies & Distributors — 0.4%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust (c):
Series 2012-1, Class B, 6.50%, 5/30/21		359	371,707
Series 2013-1, Class A, 5.25%, 5/30/25 (d)		2,182	2,269,416

			2,641,123
Transportation Infrastructure — 0.4%
CEVA Group PLC, 7.00%, 3/01/21 (c)(d)		510	456,450
CMA CGM SA, 7.75%, 1/15/21	EUR	100	112,806
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 1/25/47 (c)	USD	264	281,849
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (c)(d)		390	378,142
Rumo Luxembourg Sarl, 7.38%, 2/09/24 (c)		1,042	1,085,764
Transurban Finance Co. Property Ltd., 4.13%, 2/02/26 (c)(d)		520	539,751
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	117,734

			2,972,496
Utilities — 0.5%
AES Panama SRL, 6.00%, 6/25/22 (c)	USD	291	298,639
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	100	115,438
Emera US Finance LP, 4.75%, 6/15/46	USD	200	202,832
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (c)		967	1,033,771
Inkia Energy Ltd., 8.38%, 4/04/21 (c)		377	389,064
Stoneway Capital Corp., 10.00%, 3/01/27 (c)		1,538	1,614,900

			3,654,644
Wireless Telecommunication Services — 2.9%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (c)		177	184,192
8.25%, 10/15/23 (d)		821	876,163
7.13%, 12/15/24 (c)		84	85,890
CyrusOne LP/CyrusOne Finance Corp. (c):
5.00%, 3/15/24		375	385,312
5.38%, 3/15/27		25	25,750
Digicel Group Ltd. (c):
8.25%, 9/30/20		295	269,925
7.13%, 4/01/22		294	246,666
Digicel Ltd., 6.00%, 4/15/21 (c)(d)		5,000	4,750,000
GEO Group, Inc.:
5.13%, 4/01/23 (d)		553	555,765
5.88%, 10/15/24		57	58,283
6.00%, 4/15/26		71	72,953
Matterhorn Telecom Holding SA, 4.88%, 5/01/23	EUR	100	109,525
Matterhorn Telecom SA, 3.25%, 2/01/23 (b)		100	108,658

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	51

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25 (c)(d)	USD	319	$318,202
Softbank Corp., 4.50%, 4/15/20 (c)(d)		1,500	1,559,100
Sprint Capital Corp. (d):
6.90%, 5/01/19		155	165,656
6.88%, 11/15/28		1,844	1,996,130
Sprint Communications, Inc. (d):
9.00%, 11/15/18 (c)		2,486	2,719,062
7.00%, 3/01/20 (c)		441	481,792
7.00%, 8/15/20		69	74,693
Sprint Corp. (d):
7.25%, 9/15/21		115	125,781
7.88%, 9/15/23		1,526	1,712,935
7.13%, 6/15/24		1,684	1,836,621
7.63%, 2/15/25		115	128,369
T-Mobile USA, Inc.:
4.00%, 4/15/22		234	239,850
6.00%, 3/01/23		40	42,750
6.84%, 4/28/23 (d)		610	654,225
6.50%, 1/15/24 (d)		440	476,850
5.13%, 4/15/25		238	250,792
5.38%, 4/15/27		143	153,010
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/01/22 (c)(i)		124	128,340
Uniti Group, Inc./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.13%, 12/15/24 (c)(i)		179	181,685
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	100	110,509

			21,085,434
Total Corporate Bonds — 65.8%			481,878,979

Floating Rate Loan Interests (b)
Air Freight & Logistics — 0.0%
CEVA Group PLC, Synthetic LOC, 4.90%, 3/19/21	USD	29	24,637
CEVA Intercompany BV, Dutch Term Loan, 7.00%, 3/19/21		30	26,217
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		5	3,961
CEVA Logistics US Holdings, Inc., Term Loan, 3.99%, 3/19/21		43	37,337

			92,152
Auto Components — 0.0%
USI, Inc., 2017 Term Loan B, 4.00%, 3/30/24		104	103,545
Chemicals — 0.0%
Alpha 3 B.V., 2017 Term Loan B1, 4.25%, 1/31/24		142	142,710
MacDermid, Inc., Term Loan B5, 4.15%, 6/07/20		107	107,930

			250,640
Commercial Services & Supplies — 0.1%
Advanced Disposal Services, Inc., Term Loan B3, 3.70%, 11/10/23		285	287,041
Brand Energy & Infrastructure Services, Inc., Term Loan B, 3.74%, 11/26/20		207	207,311

			494,352

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Consumer Services — 0.0%
Laureate Education, Inc., 2017 Term Loan B, 4.03%, 4/19/24	USD	145	$144,698
Diversified Financial Services — 4.0%
Aviron Capital LLC, Term Loan, 4.65%, 10/31/17		32,551	28,319,468
Lone Star LSPT Future Funding, Mezzanine Term Loan, 4.15%, 9/09/20		1,176	1,153,581

			29,473,049
Energy Equipment & Services — 0.0%
Weatherford International Ltd., Term Loan, 4.74%, 7/13/20		290	284,296
Food & Staples Retailing — 0.0%
BJ’s Wholesale Club, Inc., 2017 1st Lien Term Loan, 6.65%, 2/03/24		231	229,942
Food Products — 0.0%
Chobani LLC, 1st Lien Term Loan, 6.67%, 10/07/23		71	72,065
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC, 2015 Term Loan, 3.49%, 6/08/20		412	401,915
Immucor, Inc., Refinancing Term Loan B2, 4.05%, 8/17/18		458	456,087
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.41%, 6/30/21		40	39,682

			897,684
Health Care Providers & Services — 0.1%
Iasis Healthcare LLC, Term Loan B3, 1.00%, 2/16/21		79	79,000
inVentiv Health, Inc., 2016 Term Loan B, 4.25%, 11/09/23		143	143,576
Team Health Holdings, Inc., 1st Lien Term Loan, 3.89%, 2/06/24		274	271,433
Vizient, Inc., 2016 Term Loan B, 4.77%, 2/13/23		113	113,538

			607,547
Hotels, Restaurants & Leisure — 3.1%
Amaya Holdings BV, Repriced Term Loan B, 4.39%, 8/01/21		131	131,188
Caesars Entertainment Resort Properties LLC, Term Loan B, 4.75%, 10/11/20		3,306	3,312,049
Hilton Ft. Lauderdale, Mezzanine Term Loan 5, 3.49%, 8/04/19		6,500	6,305,000
Hilton Los Cabos, B-Note, 3.75%, 9/18/18		5,375	5,294,375
Hilton Orlando, Mezzanine A3, 3.80%, 7/09/19		7,250	7,250,000

			22,292,612
Industrial Conglomerates — 0.1%
Cortes NP Acquisition Corp., 2017 Term Loan B, 3.75%, 11/30/23		672	676,315
Sequa Corp., 1st Lien Term Loan, 7.74%, 11/26/21		203	205,030
Sequa Corporation, 2nd Lien Term Loan, 5.00%, 4/13/22		73	74,186

			955,531
Insurance — 0.1%
Alliant Holdings I, Inc., 2015 Term Loan B, 4.25%, 8/12/22		136	135,952
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 7.16%, 3/01/21		470	469,817

			605,769

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Floating Rate Loan Interests (b)		Par (000)	Value
IT Services — 0.0%
NeuStar, Inc.:
Term Loan B1, 4.03%, 8/28/19	USD	55	$55,928
Term Loan B2, 3.73%, 2/28/24		150	151,938
Optiv Security, Inc., 1st Lien Term Loan, 4.40%, 2/01/24		79	79,040

			286,906
Machinery — 0.2%
Gates Global LLC, 2017 Term Loan B, 5.25%, 4/01/24		331	332,317
Silver II US Holdings LLC, Term Loan, 5.25%, 12/13/19		982	977,037

			1,309,354
Media — 0.4%
CSC Holdings LLC, 2017 1st Lien Term Loan, 3.75%, 7/15/25		65	65,118
iHeartCommunications, Inc., Term Loan D, 3.75%, 1/30/19		1,169	994,687
Intelsat Jackson Holdings SA, Term Loan B2, 5.00%, 6/30/19		1,579	1,557,008
Ziggo Secured Finance Partnership, Term Loan E, 4.74%, 4/15/25		263	263,013

			2,879,826
Multiline Retail — 0.0%
Neiman Marcus Group, Inc., 2020 Term Loan, 4.00%, 10/25/20		329	261,859
Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp.:
Second Out Term Loan, 8.50%, 12/31/21		734	806,435
Term Loan A, 5.00%, 10/01/19		535	517,173
Chesapeake Energy Corp., Term Loan, 6.67%, 8/23/21		2,076	2,241,054

			3,564,662
Professional Services — 0.1%
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, 4.25%, 7/23/21		297	289,655
Information Resources, Inc., 1st Lien Term Loan, 5.04%, 1/18/24		86	86,833

			376,488
Software — 0.6%
BMC Software Finance, Inc., 2017 Term Loan, 8.125%, 9/13/22		565	567,774
CCC Information Services, Inc.:
2017 1st Lien Term Loan, 4.93%, 3/29/24		133	132,705
2017 2nd Lien Term Loan, 4.91%, 3/29/25		40	40,750
Kronos, Inc., 2nd Lien Term Loan, 4.15%, 11/01/24		624	648,752
MA FinanceCo., LLC, Term Loan B3, 4.15%, 4/18/24		22	22,269
Misys Europe SA:
1st Lien Term Loan, 4.73%, 4/27/24		398	400,738
2nd Lien Term Loan, 8.25%, 4/27/25		88	89,760
Project Alpha Intermediate Holding, Inc., 2017 Term Loan B, 6.91%, 4/18/24		195	194,025
Seattle Spinco, Inc., Term Loan B3, 9.16%, 4/30/24		150	150,389
Tempo Acquisition LLC, Term Loan, 4.80%, 3/15/24		270	269,798
Tibco Software, Inc., 2017 Term Loan B, 4.00%, 12/04/20		71	71,304

Floating Rate Loan Interests (b)		Par (000)	Value
Software (continued)
Veritas US, Inc., Term Loan B1, 9.28%, 1/27/23	USD	1,461	$1,452,264

			4,040,528
Textiles, Apparel & Luxury Goods — 0.1%
Ascend Performance Materials Operations LLC, Term Loan B, 4.15%, 8/12/22		311	312,583
Total Floating Rate Loan Interests — 9.5%			69,536,088

Foreign Agency Obligations
Argentina Bonar Bonds, 9.00%, 11/29/18		144	158,207
Argentine Bonos del Tesoro:
22.75%, 3/05/18	ARS	9,149	605,996
21.20%, 9/19/18		18,297	1,219,745
18.20%, 10/03/21		176	12,413
16.00%, 10/17/23		1,975	142,226
Argentine Republic Government International Bond:
6.25%, 4/22/19 (d)	USD	6,334	6,720,374
5.83%, 12/31/33 (b)	ARS	54	26,629
7.82%, 12/31/33	EUR	347	404,263
7.63%, 4/22/46 (d)	USD	2,767	2,945,471
Banque Centrale de Tunisie International Bond, 4.50%, 6/22/20	EUR	644	730,622
Brazil Notas do Tesouro Nacional, Serie B, 6.00%, 5/15/21	BRL	1,400	1,378,930
Colombia Government International Bond:
11.75%, 2/25/20	USD	43	53,901
4.38%, 7/12/21 (d)		2,638	2,801,556
Cyprus Government International Bond, 4.63%, 2/03/20 (c)	EUR	2,950	3,513,248
Egypt Government International Bond:
5.75%, 4/29/20	USD	2,135	2,219,546
8.50%, 1/31/47		302	328,652
8.50%, 1/31/47 (c)		426	463,594
Iceland Government International Bond, 5.88%, 5/11/22		3,415	3,929,600
Indonesia Government International Bond, 5.88%, 3/13/20		1,319	1,439,913
KSA Sukuk Ltd. (c):
2.89%, 4/20/22		722	721,975
3.63%, 4/20/27		722	725,278
Kuwait International Government Bond, 2.75%, 3/20/22 (c)		1,667	1,682,003
Lebanon Government International Bond, 6.85%, 3/23/27		720	738,000
Mexican Udibonos, 3.50%, 12/14/17	MXN	1,694	90,010
Portugal Government International Bond, 5.13%, 10/15/24 (c)	USD	3,680	3,592,232
Republic of Argentina:
6.88%, 4/22/21		150	164,100
3.88%, 1/15/22	EUR	172	188,051
5.63%, 1/26/22 (d)	USD	5,314	5,534,531
7.50%, 4/22/26 (d)		3,437	3,765,233
Russian Federal Bond — OFZ:
7.50%, 8/18/21	RUB	292,886	5,119,063
7.40%, 12/07/22		67,975	1,180,753
7.75%, 9/16/26		90,961	1,614,583
8.15%, 2/03/27		185,476	3,411,035
7.05%, 1/19/28		126,884	2,144,391
Slovenia Government International Bond, 5.85%, 5/10/23 (c)	USD	766	889,779
South Africa Government International Bond, 5.50%, 3/09/20		682	723,880

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	53

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Foreign Agency Obligations		Par (000)	Value
Sri Lanka Government International Bond, 5.88%, 7/25/22	USD	3,000	$3,105,120
Turkey Government Bond, 8.80%, 9/27/23	TRY	2,830	741,770
Turkey Government International Bond:
7.00%, 6/05/20 (d)	USD	3,661	4,028,198
7.38%, 2/05/25		427	495,367
6.00%, 3/25/27		374	400,180
Total Foreign Agency Obligations — 9.6%			70,150,418

Investment Companies — 0.1%		Shares
Real Estate Investment Trusts (REITs) — 0.1%
iShares MSCI Emerging Markets ETF (k)		13,000	520,780

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 21.9%
American Home Mortgage Assets Trust, Series 2006-5, Class A1, 1.58%, 11/25/46 (b)	USD	6,102	3,146,505
CHL Mortgage Pass-Through Trust:
Series 2006-3, Class 1A1, 1.23%, 3/25/36 (b)		12,211	9,826,022
Series 2007-J2, Class 2A1, 1.64%, 7/25/37 (b)		4,853	2,522,226
Series 2007-J2, Class 2A8, 6.00%, 7/25/37		2,680	2,008,338
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 3.20%, 11/25/36 (b)		6,920	6,255,851
Countrywide Alternative Loan Trust:
Series 2005-61, Class 2A1, 1.27%, 12/25/35 (b)		3,551	3,156,202
Series 2005-9CB, Class 1A3, 1.44%, 5/25/35 (b)		4,090	3,311,507
Series 2006-40T1, Class 2A5, 1.39%, 12/25/36 (b)		2,810	788,735
Series 2006-7CB, Class 2A1, 6.50%, 5/25/36 (i)		3,204	2,196,854
Series 2006-J7, Class 2A1, 2.09%, 11/20/46 (b)		7,165	4,308,207
Series 2006-J8, Class A5, 6.00%, 2/25/37		2,136	1,445,430
Series 2006-OA14, Class 3A1, 1.51%, 11/25/46 (b)		10,838	9,182,096
Series 2006-OA16, Class A2, 1.18%, 10/25/46 (b)		7,256	6,326,475
Series 2006-OA18, Class A1, 1.11%, 12/25/46 (b)		4,447	3,948,655
Series 2006-OA22, Class A1, 1.15%, 2/25/47 (b)		4,069	3,723,971
Series 2006-OA6, Class 1A1A, 1.20%, 7/25/46 (b)		8,028	6,491,149
Series 2006-OA8, Class 1A1, 1.18%, 7/25/46 (b)		3,262	2,825,752
Series 2007-12T1, Class A22, 5.75%, 6/25/37 (d)		5,892	4,579,781
Series 2007-12T1, Class A5, 6.00%, 6/25/37		2,859	2,278,379
Series 2007-22, Class 2A16, 6.50%, 9/25/37		10,427	7,290,996
Series 2007-23CB, Class A1, 6.00%, 9/25/37		8,329	7,052,720

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust (continued):
Series 2007-4CB, Class 1A3, 1.34%, 4/25/37 (b)	USD	5,117	$3,873,192
Series 2007-OA2, Class 1A1, 1.50%, 3/25/47 (b)		5,344	3,747,943
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, 1.19%, 4/25/46 (b)		9,792	8,535,371
Fannie Mae, Class 2M2 (b):
Series 2016-C06, Class 1M2, 5.24%, 4/25/29		545	592,741
Series 2016-C07, 5.34%, 4/25/29		3,455	3,712,771
Fannie Mae Connecticut Avenue Securities (b):
Series 2014-C02, Class 1M2, 3.59%, 5/25/24		7,872	8,204,447
Series 2014-C03, Class 1M2, 3.99%, 7/25/24		5,950	6,258,347
Series 2017-C02, 4.64%, 9/25/29		3,000	3,103,327
Freddie Mac, Series 2017-DNA2, Class M2, 4.44%, 10/25/29 (b)		3,000	3,074,179
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44 (d)		4,842	5,091,264
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 1.44%, 5/26/37 (c)(e)		14,760	10,184,601
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 5/25/36 (b)		8,806	3,924,743
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, 1.59%, 8/25/36 (b)		7,452	2,364,668
WaMu Mortgage Pass-Through Certificates, Series 2007-OA4, Class 1A, 1.43%, 5/25/47 (b)		5,262	4,681,695

			160,015,140
Commercial Mortgage-Backed Securities — 5.2%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2013-DSMZ, Class M, 6.60%, 9/15/18 (b)(c)		7,500	7,593,750
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, 5.24%, 12/15/27 (b)(c)		4,446	4,475,208
CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class E, 5.56%, 6/15/31 (b)(c)		1,931	1,928,357
Commercial Mortgage Pass-Through Certificates (b)(c):
Series 2014-FL5, Class HFL1, 4.24%, 7/15/31		6,057	5,858,197
Series 2014-PAT, Class E, 4.06%, 8/13/27		1,000	1,004,386
Series 2014-PAT, Class F, 3.35%, 8/13/27		3,000	2,932,274
Series 2014-PAT, Class G, 2.51%, 8/13/27		2,000	1,871,800
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class B, 4.88%, 7/15/37		792	791,322
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class GFX, 3.49%, 12/15/34 (b)(c)		2,500	2,416,798

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Great Wolf Trust (b)(c):
Series 2015-WFMZ, Class M, 7.98%, 5/15/32	USD	3,300	$3,381,696
Series 2015-WOLF, Class F, 5.99%, 5/15/34		1,080	1,065,090
Madison Avenue Trust, Series 2013-650M, Class E, 4.17%, 10/12/32 (b)(c)		5,000	4,961,076

			38,279,954
Total Non-Agency Mortgage-Backed Securities — 27.1%			198,295,094

Preferred Securities

Capital Trusts
Banks — 4.3%
Allied Irish Banks PLC, 7.38% (b)(h)		200	234,744
Banco Bilbao Vizcaya Argentaria SA, 8.88% (b)(h)		200	247,492
Banco Santander SA, 6.25%, 8/11/26 (b)		200	220,304
Bank of Ireland, 7.38% (b)(h)		200	237,561
BNP Paribas SA, 7.20% (b)(c)(d)(h)		4,000	4,450,000
Capital One Financial Corp., Series E, 5.55% (b)(d)(h)		3,500	3,640,000
Citigroup, Inc. (b)(d)(h):
5.90%		2,250	2,362,500
Series P, 5.95%		3,700	3,887,313
Series R, 6.13%		1,170	1,246,694
Cooperatieve Rabobank UA, 6.63% (b)(h)		200	241,297
Fifth Third Bancorp, Series J, 4.90% (b)(d)(h)		3,000	3,000,000
Intesa Sanpaolo SpA, 7.00% (b)(h)		234	262,862
RZB Finance Jersey IV Ltd., 1.62% (b)(h)		100	104,028
U.S. Bancorp, Series J, 5.30% (b)(d)(h)		524	541,685
Wells Fargo & Co. (b)(d)(h):
Series S, 5.90%		9,010	9,573,125
Series U, 5.88%		770	835,450

			31,085,055
Capital Markets — 1.1%
Goldman Sachs Group, Inc., Series L, 5.70% (b)(d)(h)		967	998,427
Morgan Stanley, Series H, 5.45% (b)(d)(h)		5,007	5,125,916
State Street Corp., Series F, 5.25% (b)(d)(h)		1,875	1,968,750
UBS Group AG, 5.75% (b)(h)		200	237,995

			8,331,088
Chemicals — 0.0%
Lanxess AG, 4.50%, 12/6/76 (b)		50	59,094
Solvay Finance SA, 5.12% (b)(h)		100	120,269

			179,363
Diversified Financial Services — 5.6%
Bank of America Corp. (b)(d)(h):
Series AA, 6.10%		2,865	3,069,131
Series U, 5.20%		1,750	1,756,650
Series V, 5.13%		705	708,525
Series X, 6.25%		6,175	6,623,367
Bank of New York Mellon Corp., Series D, 4.50% (b)(d)(h)		6,067	5,875,889
Barclays PLC, 7.25% (b)(h)		200	270,175
HBOS Capital Funding LP, 6.85% (h)		100	101,606
JPMorgan Chase & Co. (b)(d)(h):
Series Q, 5.15%		5,500	5,555,000
Series V, 5.00%		3,830	3,900,510
Macquarie Bank Ltd., 10.25%, 6/20/57 (b)		10,000	10,093,280

Capital Trusts		Par (000)	Value
Diversified Financial Services (continued)
Royal Bank of Scotland Group PLC, 8.63% (b)(h)	USD	200	$215,900
Societe Generale SA, 6.00% (b)(c)(d)(h)		3,000	2,953,488

			41,123,521
Diversified Telecommunication Services — 0.1%
Telefonica Europe BV (b)(h):
3.75%		100	111,969
4.20%		300	344,986

			456,955
Electric Utilities — 1.1%
Electricite de France SA, 5.25% (b)(c)(d)(h)		7,500	7,500,000
Enel SpA (b):
6.50%, 1/10/74		102	120,164
7.75%, 9/10/75		100	145,062
Gas Natural Fenosa Finance BV, 4.13% (b)(h)		100	114,649

			7,879,875
Industrial Conglomerates — 0.9%
General Electric Co., Series D, 5.00% (b)(d)(h)		5,921	6,245,175
Insurance — 1.3%
Allstate Corp., 5.75%, 8/15/53 (b)(d)		2,000	2,175,000
Prudential Financial, Inc., 5.63%, 6/15/43 (b)(d)		6,000	6,547,500
Voya Financial, Inc., 5.65%, 5/15/53 (b)(d)		1,090	1,125,425

			9,847,925
Oil, Gas & Consumable Fuels — 0.0%
TOTAL SA, 3.88% (b)(h)		100	116,737
Total Capital Trusts — 14.4%			105,265,694

Preferred Stocks		Shares
Banks — 0.3%
Citigroup, Inc., Series K, 6.88% (b)(h)		75,000	2,208,750
Capital Markets — 2.3%
Goldman Sachs Group, Inc., Series J, 5.50% (b)(h)		395,017	10,649,659
Morgan Stanley (b)(h):
Series F, 6.88%		100,000	2,900,000
Series K, 5.85%		89,329	2,356,499
SCE Trust III, 5.75% (b)(h)		23,730	671,559

			16,577,717
Real Estate Investment Trusts (REITs) — 1.9%
Firstar Realty LLC, 8.88% (c)(h)		10,000	12,300,000
SunTrust Real Estate Investment Corp., 9.00% (c)(h)		15	1,708,511

			14,008,511
Total Preferred Stocks — 4.5%			32,794,978
Total Preferred Securities — 18.9%			138,060,672

Warrants — 0.0%
Diversified Financial Services — 0.0%
Aviron Capital LLC (Expires 10/20/17) (K)		38,421,624	—
Total Long-Term Investments (Cost — $1,150,706,098) — 160.2%			1,172,327,760

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	55

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.64% (l)(m)	2,417,747	$2,417,747
Total Short-Term Securities (Cost — $2,417,747) — 0.3%		2,417,747
Options Purchased (Cost — $177,780) — 0.0%		188,630
Total Investments Before Options Written (Cost — $1,153,301,625) — 160.5%		1,174,934,137
Options Written (Premiums Received — $132,112) — (0.0)%		(78,302)
Total Investments, Net of Options Written (Cost — $1,153,169,513) — 160.5%		1,174,855,835
Liabilities in Excess of Other Assets — (60.5)%		(442,858,528)

Net Assets — 100.0%		$731,997,307

Notes to Schedule of Investments

(a)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $0 and an original cost of $8,635, which was less than 0.05% of its net assets.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Amount is less than $500.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(h)	Perpetual security with no stated maturity date.

(i)	When-issued security.

(j)	Convertible security.

(k)	All or a portion of the security is held by a wholly owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly owned subsidiary

(l)	During the period ended April 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2016	Net Activity	Shares Held at April 30, 2017	Value at April 30, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	6,322,410	(3,904,663)	2,417,747	$2,417,747	$7,900	$35	—
iShares MSCI Emerging Markets ETF	—	13,000	13,000	520,780	—	—	$1,764
Total				$2,938,527	$7,900	$35	$1,764

[1] Includes net capital gain distributions.

(m)	Current yield as of period end.

For Trust compliance purposes, the sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.70%	10/04/16	Open	$105,210	$105,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	10/11/16	Open	43,593	43,838	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	10/13/16	Open	172,480	173,635	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	515,000	516,776	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	0.64%	10/19/16	Open	$1,473,750	$1,478,833	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	511,250	513,013	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	955,000	958,294	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	623,750	625,901	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	609,000	611,100	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	1,462,500	1,467,544	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	1,503,750	1,508,936	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	1,072,500	1,076,199	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	1,087,500	1,091,251	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	1,080,000	1,083,725	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	992,500	995,923	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/19/16	Open	513,750	515,522	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.05%	10/19/16	Open	436,838	439,309	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.05%	10/19/16	Open	415,188	417,537	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.05%	10/19/16	Open	605,625	609,052	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.05%	10/19/16	Open	1,461,250	1,469,518	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.05%	10/19/16	Open	387,500	389,693	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	304,500	305,539	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	947,250	950,483	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	465,750	467,340	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	375,000	376,280	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	817,500	820,290	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	756,000	758,580	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	252,500	253,362	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	793,125	795,832	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	415,000	416,417	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	1,010,000	1,013,447	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	543,750	545,606	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	450,000	451,536	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	783,750	786,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	376,500	377,785	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	1,275,000	1,279,352	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	745,938	748,484	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	716,250	718,695	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	759,375	761,967	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	950,625	953,870	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	982,500	985,854	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	1,234,375	1,238,588	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	1,022,500	1,025,990	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	536,250	538,080	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	751,875	754,441	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	503,750	505,469	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	860,625	863,563	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	473,625	475,242	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	791,250	793,951	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	420,000	421,434	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	537,500	539,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	930,000	933,174	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	755,625	758,204	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	263,900	264,801	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/20/16	Open	1,030,000	1,033,516	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	10/20/16	Open	990,000	994,617	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	10/20/16	Open	249,120	250,795	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	10/25/16	Open	446,000	447,475	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	10/25/16	Open	480,700	483,059	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	10/25/16	Open	399,840	401,803	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	10/25/16	Open	364,000	365,787	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	10/25/16	Open	344,715	346,407	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	10/25/16	Open	423,300	425,378	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	10/25/16	Open	435,000	437,248	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	10/25/16	Open	394,050	396,086	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	10/28/16	Open	132,525	133,191	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	11/04/16	Open	358,620	360,760	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	57

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.70%	11/07/16	Open	$770,800	$775,379	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.90%	11/10/16	Open	528,885	531,093	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.95%	11/10/16	Open	411,750	413,565	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	11/10/16	Open	871,080	875,121	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	11/10/16	Open	86,625	87,027	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	11/14/16	Open	336,000	337,934	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	11/18/16	Open	183,888	184,935	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	11/22/16	Open	271,700	272,798	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	12/07/16	Open	2,774,638	2,788,052	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	12/07/16	Open	744,625	748,778	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	12/12/16	Open	312,960	314,538	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.00%	12/15/16	Open	2,753,000	2,763,400	Capital Trusts	Open/Demand
HSBC Securities (USA), Inc.	1.00%	12/15/16	Open	3,406,000	3,418,867	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.30%	12/15/16	Open	1,203,000	1,208,908	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.00%	12/19/16	Open	802,424	805,344	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.55%	12/19/16	Open	532,988	535,994	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	12/19/16	Open	496,600	498,494	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	316,725	318,351	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	276,920	278,342	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	817,225	821,420	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	208,250	209,319	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	187,790	188,754	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	1,293,750	1,300,391	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	319,800	321,442	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	426,720	428,911	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	82,250	82,672	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	47,450	47,694	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	445,050	447,335	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	126,325	126,973	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	432,450	434,670	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	242,875	244,122	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	258,000	259,324	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	58,500	58,800	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	195,383	196,385	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	306,175	307,747	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/19/16	Open	345,425	347,198	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	442,900	445,156	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	335,325	337,033	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	408,250	410,330	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	454,005	456,318	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	645,150	648,437	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	443,625	445,885	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	482,885	485,345	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	439,450	441,689	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	927,200	931,924	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	432,820	435,025	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/20/16	Open	1,519,560	1,527,301	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	12/21/16	Open	518,475	520,422	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	12/21/16	Open	1,216,000	1,220,567	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	12/21/16	Open	2,187,000	2,195,213	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	12/21/16	Open	1,405,920	1,411,200	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.15%	12/21/16	Open	481,000	482,997	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	607,050	610,119	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	460,350	462,677	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	930,315	935,018	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	694,875	698,388	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	930,388	935,091	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	662,025	665,372	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	386,100	388,052	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	593,175	596,174	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	736,000	739,721	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.40%	12/21/16	Open	$638,400	$641,627	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	232,313	233,487	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	106,600	107,139	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	351,750	353,528	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	12/21/16	Open	312,375	313,954	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	463,750	465,250	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	382,193	383,429	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	440,000	441,424	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	267,000	267,864	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	357,825	358,983	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	353,350	354,493	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	729,375	731,735	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	290,625	291,565	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	300,800	301,773	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	442,500	443,932	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	287,250	288,179	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	482,500	484,061	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	508,750	510,396	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	503,750	505,380	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	240,625	241,404	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	644,000	646,084	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	411,000	412,330	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	1,017,500	1,020,792	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.04%	1/06/17	Open	253,125	253,944	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	1/09/17	Open	764,660	768,122	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	1/17/17	Open	502,848	505,007	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/18/17	Open	537,600	539,753	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/18/17	Open	693,504	696,282	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/18/17	Open	687,608	690,362	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/18/17	Open	1,288,064	1,293,223	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/18/17	Open	819,400	822,682	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/18/17	Open	653,808	656,427	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/18/17	Open	1,575,040	1,581,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	1/18/17	Open	736,800	739,878	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/20/17	Open	403,760	405,346	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/20/17	Open	2,396,192	2,405,604	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/20/17	Open	888,216	891,705	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/20/17	Open	358,904	360,314	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/20/17	Open	475,992	477,862	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/20/17	Open	434,248	435,954	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	1/23/17	Open	238,850	239,811	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.25%	1/26/17	Open	270,000	270,853	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/30/17	Open	118,990	119,411	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/30/17	Open	107,085	107,464	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/30/17	Open	399,500	400,914	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/30/17	Open	336,550	337,741	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	1/30/17	Open	221,650	222,434	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/03/17	Open	389,620	390,938	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/03/17	Open	927,350	930,488	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/03/17	Open	618,240	620,332	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/03/17	Open	487,640	489,290	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/03/17	Open	551,475	553,341	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/03/17	Open	123,975	124,375	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/06/17	Open	391,050	392,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/06/17	Open	254,790	255,686	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/06/17	Open	574,600	576,621	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/06/17	Open	261,525	262,445	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/06/17	Open	310,980	312,074	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/06/17	Open	442,400	443,956	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/06/17	Open	1,428,430	1,433,342	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/07/17	Open	271,990	272,915	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/08/17	Open	311,040	312,085	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/09/17	Open	163,400	163,956	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	59

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.70%	2/09/17	Open	$262,550	$263,443	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	2/10/17	Open	585,000	586,431	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/13/17	Open	99,704	100,020	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	405,450	406,633	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	1,578,450	1,583,054	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	258,570	259,324	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	397,100	398,258	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	266,710	267,488	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	852,600	855,087	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	212,940	213,561	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/15/17	Open	569,600	571,261	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/16/17	Open	202,364	202,997	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/17/17	Open	137,535	137,933	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/23/17	Open	1,422,080	1,425,564	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/23/17	Open	444,150	445,238	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	504,000	505,294	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	925,100	927,474	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	466,200	467,397	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	251,875	252,521	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	860,655	862,864	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	262,960	263,635	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	267,090	267,776	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	273,075	273,776	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	255,200	255,855	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	340,200	341,073	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	331,470	332,321	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	256,000	256,657	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	308,000	308,791	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	741,125	743,027	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	287,550	288,288	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	275,550	276,257	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	264,275	264,953	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	797,400	799,447	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	381,840	382,820	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	334,400	335,258	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	320,460	321,283	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	305,100	305,883	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	269,775	270,467	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	400,200	401,227	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	2/24/17	Open	373,500	374,459	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	2/24/17	Open	136,950	137,314	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/01/17	Open	214,650	215,159	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/01/17	Open	260,260	260,877	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/01/17	Open	127,440	127,742	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/01/17	Open	222,600	223,128	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/01/17	Open	241,165	241,737	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/01/17	Open	149,040	149,394	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/01/17	Open	203,550	204,033	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/02/17	Open	400,000	400,971	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/06/17	Open	711,000	712,546	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/06/17	Open	120,960	121,214	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/06/17	Open	359,640	360,395	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/06/17	Open	597,645	598,900	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/07/17	Open	521,000	522,221	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/07/17	Open	655,200	656,714	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/07/17	Open	423,916	424,929	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/07/17	Open	1,048,381	1,050,885	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/08/17	Open	258,375	258,962	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/09/17	Open	558,740	559,944	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/09/17	Open	209,125	209,576	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	96,990	97,186	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.40%	3/10/17	Open	$172,260	$172,608	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	102,300	102,507	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	130,380	130,644	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	301,785	302,395	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	293,460	294,053	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	221,610	222,058	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	131,720	131,986	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	122,310	122,557	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	66,040	66,174	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.40%	3/10/17	Open	66,675	66,810	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.71%	3/13/17	Open	1,315,000	1,317,780	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	228,000	228,450	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	206,000	206,407	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	167,000	167,330	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	193,000	193,381	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	121,000	121,239	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	202,000	202,399	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	162,000	162,320	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	179,000	179,353	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	231,000	231,456	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	299,000	299,590	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	140,000	140,276	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	189,000	189,373	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	212,000	212,418	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	272,000	272,537	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	220,000	220,434	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.45%	3/13/17	Open	237,000	237,468	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/13/17	Open	439,000	439,923	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/15/17	Open	125,000	125,266	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.30%	3/16/17	Open	2,535,000	2,539,119	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.30%	3/16/17	Open	2,413,000	2,416,921	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.30%	3/16/17	Open	1,924,000	1,927,127	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.30%	3/16/17	Open	1,753,000	1,755,849	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,694,000	1,697,600	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	741,000	742,575	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,837,500	1,841,405	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	2,525,000	2,530,366	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	5,729,000	5,741,174	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	3,224,000	3,230,851	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	706,000	707,500	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	2,859,000	2,865,075	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	2,700,000	2,705,738	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	307,000	307,652	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,176,000	1,178,499	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	314,094	314,761	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	4,544,000	4,553,656	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	2,619,000	2,624,565	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	2,231,000	2,235,741	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	967,000	969,055	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	130,000	130,276	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	901,000	902,915	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	207,000	207,440	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,242,000	1,244,639	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	152,000	152,323	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	852,000	853,811	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	555,000	556,179	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	665,000	666,413	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	653,000	654,388	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	843,000	844,791	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	768,000	769,632	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	460,000	460,978	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,105,000	1,107,348	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	922,000	923,959	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	61

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	$124,000	$124,263	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	310,000	310,659	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,254,000	1,256,665	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	377,000	377,801	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	71,000	71,151	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,504,000	1,507,196	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,050,000	1,052,231	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	939,000	940,995	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,393,000	1,395,960	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	43,000	43,091	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	823,000	824,749	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,240,000	1,242,635	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,072,000	1,074,278	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	423,000	423,899	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	838,000	839,781	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	127,000	127,270	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	343,000	343,729	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,110,000	1,112,359	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	523,000	524,111	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	714,000	715,517	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	164,000	164,349	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	623,000	624,324	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	540,000	541,148	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	137,000	137,291	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	122,000	122,259	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,472,000	1,475,128	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,153,000	1,155,450	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	533,781	534,916	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	314,000	314,667	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	582,000	583,237	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	170,000	170,361	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	226,000	226,480	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	61,000	61,130	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	151,000	151,321	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	776,000	777,649	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	227,630	228,114	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	727,000	728,545	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	170,000	170,361	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	469,000	469,997	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	136,000	136,289	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,522,000	1,525,234	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	2,015,000	2,019,282	Capital Trusts	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	755,000	756,604	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/16/17	Open	1,852,000	1,855,936	Capital Trusts	Open/Demand
UBS Ltd.	1.50%	3/16/17	Open	9,387,483	9,405,089	Corporate Bonds	Open/Demand
UBS Ltd.	1.50%	3/16/17	Open	124,000	124,232	Corporate Bonds	Open/Demand
UBS Ltd.	1.50%	3/16/17	Open	3,266,000	3,272,124	Corporate Bonds	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	5,250,000	5,258,203	Corporate Bonds	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	5,218,125	5,226,278	Capital Trusts	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	6,984,375	6,995,288	Capital Trusts	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	3,855,000	3,861,023	Corporate Bonds	Open/Demand
UBS Securities LLC	1.25%	3/16/17	Open	8,525,000	8,538,320	Capital Trusts	Open/Demand
UBS Securities LLC	1.30%	3/16/17	Open	326,700	327,231	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	2,553,750	2,558,538	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	849,751	851,345	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	1,180,699	1,182,913	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	282,875	283,405	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	775,013	776,466	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	641,331	642,534	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	1,548,500	1,551,403	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	89,378	89,545	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	795,600	797,092	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	214,360	214,762	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
UBS Securities LLC	1.50%	3/16/17	Open	$2,160,874	$2,164,925	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	419,063	419,848	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	4,148,438	4,156,216	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	4,175,000	4,182,828	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	3,198,125	3,204,121	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	3,700,550	3,707,489	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	3,840,000	3,847,200	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	3,399,375	3,405,749	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	19,415	19,451	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	287,820	288,360	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	662,419	663,661	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	429,721	430,527	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	363,308	363,989	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	137,638	137,896	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	251,213	251,684	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	525,625	526,611	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	1,020,275	1,022,188	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	738,650	740,035	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	1,061,775	1,063,766	Capital Trusts	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	461,645	462,511	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	702,050	703,366	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	850,500	852,095	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	307,495	308,072	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	2,621,250	2,626,165	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/16/17	Open	371,009	371,704	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/17/17	Open	218,000	218,432	Corporate Bonds	Open/Demand
Barclays Bank PLC	1.15%	3/20/17	Open	1,335,000	1,336,748	Non-Agency Mortgage-Backed Securities	Open/Demand
Barclays Capital, Inc.	1.45%	3/20/17	Open	4,637,500	4,645,158	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50%	3/20/17	Open	6,142,500	6,152,993	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75%	3/20/17	Open	234,375	234,842	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75%	3/20/17	Open	916,300	918,126	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75%	3/20/17	Open	648,560	649,853	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75%	3/20/17	Open	792,188	793,766	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.75%	3/20/17	Open	2,064,375	2,068,489	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.75%	3/20/17	Open	1,009,613	1,011,625	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	3/20/17	Open	205,639	206,039	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.85%	3/21/17	Open	1,056,000	1,058,225	Corporate Bonds	Open/Demand
Citigroup Global Markets	0.00%	3/21/17	Open	353,600	353,600	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/21/17	Open	403,500	404,243	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/21/17	Open	376,622	377,316	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/21/17	Open	3,262,000	3,268,316	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/21/17	Open	2,253,000	2,257,362	Foreign Agency Obligations	Open/Demand
RBC Capital Markets, LLC	1.34%	3/21/17	Open	2,470,000	2,473,769	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	3/21/17	Open	1,880,000	1,882,869	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/21/17	Open	113,400	113,609	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/21/17	Open	1,949,600	1,953,375	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.36%	3/22/17	Open	7,490,000	7,501,035	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.71%	3/22/17	Open	774,000	775,434	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.71%	3/22/17	Open	177,000	177,328	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.71%	3/22/17	Open	1,178,000	1,180,182	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.71%	3/22/17	Open	656,000	657,215	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/22/17	Open	737,070	738,393	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/23/17	Open	62,320	62,423	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/27/17	Open	719,377	720,566	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	3/27/17	Open	230,420	230,737	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/28/17	Open	446,160	446,834	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	63

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.70%	3/28/17	Open	$80,580	$80,702	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00%	3/29/17	Open	266,833	266,373	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.98%	3/30/17	5/03/17	1,073,000	1,074,655	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	1.98%	3/30/17	5/03/17	824,000	825,271	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	1.98%	3/30/17	5/03/17	826,000	827,274	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	1.98%	3/30/17	5/03/17	1,116,000	1,117,721	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	1.98%	3/30/17	5/03/17	827,000	828,275	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	808,000	809,340	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	805,000	806,335	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	808,000	809,340	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	807,000	808,339	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	1,010,000	1,011,675	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	794,000	795,317	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	808,000	809,340	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	1,413,000	1,415,344	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	1,010,000	1,011,675	Asset-Backed Securities	Up to 30 Days
BNP Paribas S.A.	2.13%	3/30/17	5/03/17	999,000	1,000,657	Asset-Backed Securities	Up to 30 Days
RBC Capital Markets, LLC	1.70%	3/30/17	Open	1,585,840	1,587,937	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/31/17	Open	444,000	444,566	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	3/31/17	Open	718,000	718,915	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/31/17	Open	131,175	131,342	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	3/31/17	Open	350,760	351,207	Corporate Bonds	Open/Demand
UBS Securities LLC	1.70%	3/31/17	Open	368,550	369,020	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/03/17	Open	573,000	573,704	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/03/17	Open	235,450	235,761	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/03/17	Open	148,570	148,766	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/03/17	Open	208,800	209,076	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/03/17	Open	165,750	165,969	Corporate Bonds	Open/Demand
JPMorgan Securities LLC	1.25%	4/04/17	5/05/17	4,711,000	4,715,253	Non-Agency Mortgage-Backed Securities	Up to 30 Days
JPMorgan Securities LLC	2.14%	4/04/17	5/05/17	1,702,000	1,704,524	Asset-Backed Securities	Up to 30 Days
JPMorgan Securities LLC	2.29%	4/04/17	5/05/17	750,000	751,190	Asset-Backed Securities	Up to 30 Days
Barclays Capital, Inc.	2.49%	4/05/17	5/05/17	5,201,231	5,210,211	Non-Agency Mortgage-Backed Securities	Up to 30 Days
RBC Capital Markets, LLC	1.70%	4/05/17	Open	577,375	578,029	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/05/17	Open	784,355	785,244	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(4.00)%	4/05/17	Open	244,000	243,322	Corporate Bonds	Open/Demand
JPMorgan Securities LLC	2.29%	4/06/17	5/05/17	2,707,000	2,711,132	Asset-Backed Securities	Up to 30 Days
Deutsche Bank Securities, Inc.	1.70%	4/06/17	Open	81,000	81,080	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	172,713	172,908	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	484,913	485,462	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	243,285	243,561	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	134,355	134,507	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	937,900	938,963	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	624,160	624,867	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	339,528	339,912	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	335,400	335,780	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	384,100	384,535	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	186,150	186,361	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	210,568	210,806	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	463,400	463,925	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	268,800	269,105	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	440,115	440,614	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	851,468	852,433	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/06/17	Open	121,180	121,317	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(1.00)%	4/07/17	Open	730,500	730,094	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/07/17	Open	267,800	268,053	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/07/17	Open	90,576	90,662	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.70%	4/07/17	Open	$152,856	$153,000	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/07/17	Open	416,064	416,457	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	234,215	234,436	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	886,075	886,912	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	751,120	751,829	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	251,250	251,487	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	406,445	406,829	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	287,240	287,511	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	1,558,588	1,560,060	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	201,500	201,690	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	349,872	350,202	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/11/17	Open	333,498	333,813	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/12/17	Open	310,000	310,264	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/12/17	Open	375,000	375,319	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/12/17	Open	233,000	233,198	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/12/17	Open	565,000	565,480	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/12/17	Open	369,000	369,314	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/12/17	Open	980,000	980,648	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/12/17	Open	2,374,000	2,375,569	Corporate Bonds	Open/Demand
UBS Securities LLC	1.50%	4/12/17	Open	2,952,581	2,954,304	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/13/17	Open	407,888	408,138	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/17/17	Open	112,340	112,404	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/17/17	Open	262,725	262,874	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/17/17	Open	46,480	46,511	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	4/18/17	Open	5,470,993	5,474,450	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	4/18/17	Open	2,788,266	2,790,028	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.75%	4/18/17	Open	2,092,544	2,093,866	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	(3.00)%	4/18/17	Open	60,734	60,673	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/18/17	Open	4,450,475	4,453,207	Foreign Agency Obligations	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/18/17	Open	145,000	145,089	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	(0.50)%	4/18/17	Open	546,925	546,834	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/19/17	Open	75,000	75,035	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	4/19/17	Open	638,550	638,811	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	4/19/17	Open	329,875	330,010	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.34%	4/19/17	Open	229,375	229,469	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	135,625	135,695	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	220,275	220,389	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	1,211,925	1,212,555	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	911,588	912,061	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	235,575	235,697	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	754,813	755,205	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	100,625	100,677	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	120,908	120,970	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	370,098	370,290	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	139,888	139,960	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	1,009,260	1,009,784	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	244,140	244,267	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	407,138	407,349	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	389,865	390,068	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	167,960	168,047	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	101,775	101,828	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	95,450	95,500	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/19/17	Open	177,060	177,152	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/20/17	Open	407,000	407,135	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/20/17	Open	133,450	133,494	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/20/17	Open	1,244,250	1,244,661	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/20/17	Open	391,760	391,890	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/20/17	Open	1,128,800	1,129,173	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/21/17	Open	218,195	218,257	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.50%	4/24/17	Open	523,000	523,153	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/24/17	Open	187,920	187,964	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/25/17	Open	501,000	501,095	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/25/17	Open	131,340	131,365	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	65

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
RBC Capital Markets, LLC	1.70%	4/25/17	Open	$598,260	$598,373	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/26/17	Open	208,000	208,029	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.70%	4/26/17	Open	328,000	328,046	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/26/17	Open	477,960	478,028	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/26/17	Open	141,810	141,830	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/27/17	Open	103,840	103,840	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/27/17	Open	521,040	521,040	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/28/17	Open	44,785	44,785	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/28/17	Open	348,150	348,150	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/28/17	Open	2,414,100	2,414,100	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/28/17	Open	399,000	399,000	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.70%	4/28/17	Open	1,149,270	1,149,270	Corporate Bonds	Open/Demand
Total				$457,769,210	$458,813,756

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(32)	5-Year U.S. Treasury Note	June 2017	USD	3,789,000	$(13,724)
(44)	10-Year U.S. Treasury Note	June 2017	USD	5,531,625	(31,541)
(3)	10-Year U.S. Ultra Long Treasury Note	June 2017	USD	406,359	(12,613)
(5)	Euro BOBL	June 2017	USD	718,175	2,218
(6)	Euro Bund	June 2017	USD	1,057,361	3,404
(10)	Long U.S. Treasury Bond	June 2017	USD	1,529,688	(57,514)
(1)	UK Long Gilt Bond	June 2017	USD	166,135	(2,125)
(1)	Ultra U.S. Treasury Bond	June 2017	USD	162,938	(2,500)
(78)	90 Day Euro Future	December 2018	USD	19,138,275	(36,181)
(213)	90-Day Euro-Dollar	March 2019	USD	52,230,263	(202,640)
Total					$(353,216)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	818,480	USD	255,903	BNP Paribas S.A.	5/03/17	$1,963
BRL	4,418,526	USD	1,384,250	Bank of America N.A.	5/03/17	7,828
BRL	4,418,526	USD	1,381,480	Barclays Bank PLC	5/03/17	10,598
BRL	822,900	USD	257,285	UBS AG	5/03/17	1,974
USD	260,000	BRL	818,480	BNP Paribas S.A.	5/03/17	2,134
USD	260,000	BRL	822,900	UBS AG	5/03/17	741
GBP	176,000	USD	227,709	BNP Paribas S.A.	5/04/17	253
GBP	1,958,000	USD	2,533,339	Citibank N.A.	5/04/17	2,734
GBP	10,962,000	USD	14,183,074	Citibank N.A.	5/04/17	15,307
GBP	93,000	USD	120,346	Deutsche Bank AG	5/04/17	111
USD	506,240	MXN	9,525,462	Goldman Sachs International	5/05/17	430
USD	1,012,000	MXN	19,006,309	HSBC Bank PLC	5/05/17	2,750
USD	540,000	KRW	608,482,800	JPMorgan Chase Bank N.A.	5/11/17	5,094
MXN	2,858,356	USD	150,000	BNP Paribas S.A.	5/17/17	1,468
MXN	4,380,327	USD	230,000	Barclays Bank PLC	5/17/17	2,119
MXN	5,520,585	USD	290,000	Goldman Sachs International	5/17/17	2,542
EUR	597,000	USD	636,451	HSBC Bank PLC	5/18/17	14,330
USD	651,891	EUR	597,000	BNP Paribas S.A.	5/18/17	1,110
EUR	690,000	JPY	80,642,777	Deutsche Bank AG	5/22/17	28,353
USD	223,000	ZAR	2,905,425	HSBC Bank PLC	5/23/17	6,340

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	3,742,109	USD	1,018,000	Barclays Bank PLC	5/25/17	$28,634
MXN	12,929,581	USD	678,667	Citibank N.A.	5/30/17	5,020
MXN	6,465,881	USD	339,333	Royal Bank of Scotland PLC	5/30/17	2,568
MYR	1,202,942	USD	277,000	Goldman Sachs International	5/31/17	434
USD	1,337,815	EUR	1,222,000	BNP Paribas S.A.	6/06/17	4,515
USD	4,118,142	EUR	3,760,774	Citibank N.A.	6/06/17	14,836
USD	15,734,171	EUR	14,368,778	Citibank N.A.	6/06/17	56,685
USD	403,205	EUR	369,000	Deutsche Bank AG	6/06/17	597
USD	239,516	RUB	13,650,043	Credit Suisse International	6/16/17	2,064
USD	240,040	RUB	13,681,690	Credit Suisse International	6/16/17	2,037
USD	240,826	RUB	13,734,305	Credit Suisse International	6/16/17	1,908
USD	240,953	RUB	13,734,305	Credit Suisse International	6/16/17	2,035
USD	3,005,514	RUB	172,158,872	Credit Suisse International	6/16/17	10,688
USD	3,487,623	RUB	199,710,000	Deutsche Bank AG	6/16/17	13,525
USD	240,093	RUB	13,681,690	Goldman Sachs International	6/16/17	2,090
USD	240,135	RUB	13,681,690	Goldman Sachs International	6/16/17	2,132
USD	240,597	RUB	13,721,250	Goldman Sachs International	6/16/17	1,906
USD	238,651	RUB	13,598,360	JPMorgan Chase Bank N.A.	6/16/17	2,098
USD	241,175	RUB	13,734,305	Morgan Stanley & Co. International PLC	6/16/17	2,257
EUR	388,000	USD	414,919	Goldman Sachs International	6/19/17	8,724
TRY	15,102,000	USD	3,745,350	Royal Bank of Scotland PLC	6/19/17	448,516
TRY	15,102,000	USD	3,752,423	Royal Bank of Scotland PLC	6/19/17	441,444
TRY	3,113,116	USD	791,819	Citibank N.A.	6/28/17	70,492
TRY	9,948,002	USD	2,568,220	HSBC Bank PLC	6/28/17	187,304
TRY	2,140,001	USD	552,358	Royal Bank of Scotland PLC	6/28/17	40,407
MYR	608,160	USD	140,000	JPMorgan Chase Bank N.A.	7/17/17	145
MYR	1,212,200	USD	275,000	JPMorgan Chase Bank N.A.	7/17/17	4,341
ARS	2,375,825	USD	145,000	BNP Paribas S.A.	7/28/17	3,040
ARS	3,576,230	USD	217,400	Citibank N.A.	7/28/17	5,438

						1,474,059

BRL	1,641,900	USD	520,000	Goldman Sachs International	5/03/17	(2,711)
USD	1,381,480	BRL	4,418,526	Bank of America N.A.	5/03/17	(10,598)
USD	1,382,972	BRL	4,418,526	Barclays Bank PLC	5/03/17	(9,106)
USD	513,350	BRL	1,641,900	Goldman Sachs International	5/03/17	(3,938)
USD	726,115	TRY	2,668,737	Deutsche Bank AG	5/03/17	(25,015)
EUR	1,222,000	USD	1,335,768	BNP Paribas S.A.	5/04/17	(4,579)
EUR	3,760,774	USD	4,111,842	Citibank N.A.	5/04/17	(15,034)
EUR	14,368,778	USD	15,710,103	Citibank N.A.	5/04/17	(57,439)
USD	1,310,803	EUR	1,222,000	BNP Paribas S.A.	5/04/17	(20,386)
USD	159,038	EUR	150,000	Bank of America N.A.	5/04/17	(4,365)
USD	4,041,159	EUR	3,760,774	Citibank N.A.	5/04/17	(55,650)
USD	15,440,042	EUR	14,368,778	Citibank N.A.	5/04/17	(212,623)
USD	64,843	EUR	61,000	Credit Suisse International	5/04/17	(1,608)
USD	107,450	EUR	100,000	Deutsche Bank AG	5/04/17	(1,485)
USD	215,312	EUR	200,000	Deutsche Bank AG	5/04/17	(2,559)
USD	203,336	EUR	190,000	Standard Chartered Bank	5/04/17	(3,641)
USD	128,295	GBP	100,000	BNP Paribas S.A.	5/04/17	(1,229)
USD	219,996	GBP	176,000	BNP Paribas S.A.	5/04/17	(7,965)
USD	2,449,771	GBP	1,958,000	Citibank N.A.	5/04/17	(86,302)
USD	13,715,216	GBP	10,962,000	Citibank N.A.	5/04/17	(483,165)
USD	116,414	GBP	93,000	Deutsche Bank AG	5/04/17	(4,043)
USD	125,300	GBP	100,000	Royal Bank of Scotland PLC	5/04/17	(4,224)
MXN	28,294,419	USD	1,518,240	HSBC Bank PLC	5/05/17	(15,784)
KRW	612,198,000	USD	540,000	JPMorgan Chase Bank N.A.	5/11/17	(1,828)
USD	588,000	TRY	2,113,426	Goldman Sachs International	5/11/17	(5,479)
JPY	83,591,009	EUR	690,000	BNP Paribas S.A.	5/22/17	(1,886)
USD	244,266	MXN	5,063,997	Royal Bank of Scotland PLC	5/23/17	(23,816)
ZAR	2,670,161	USD	203,000	JPMorgan Chase Bank N.A.	5/23/17	(3,884)
USD	509,000	TRY	1,847,246	BNP Paribas S.A.	5/25/17	(7,658)
USD	339,333	TRY	1,228,479	Citibank N.A.	5/25/17	(4,261)
USD	169,667	TRY	614,371	Goldman Sachs International	5/25/17	(2,168)
JPY	41,384,419	USD	372,000	Morgan Stanley & Co. International PLC	5/26/17	(428)
KRW	534,390,000	USD	470,000	JPMorgan Chase Bank N.A.	5/26/17	(178)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	67

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	372,000	JPY	41,432,764	HSBC Bank PLC	5/26/17	$(6)
BRL	1,688,713	USD	530,000	Goldman Sachs International	6/02/17	(1,938)
BRL	1,714,782	USD	538,182	Goldman Sachs International	6/02/17	(1,968)
BRL	3,004,400	USD	941,818	JPMorgan Chase Bank N.A.	6/02/17	(2,340)
USD	1,373,194	BRL	4,418,526	Bank of America N.A.	6/02/17	(8,482)
USD	227,909	GBP	176,000	BNP Paribas S.A.	6/06/17	(256)
USD	969,146	GBP	748,431	Bank of America N.A.	6/06/17	(1,112)
USD	2,535,579	GBP	1,958,000	Citibank N.A.	6/06/17	(2,753)
USD	14,195,615	GBP	10,962,000	Citibank N.A.	6/06/17	(15,415)
USD	120,452	GBP	93,000	Deutsche Bank AG	6/06/17	(112)
USD	259,032	GBP	200,000	JPMorgan Chase Bank N.A.	6/06/17	(246)
USD	1,040,326	GBP	803,403	Royal Bank of Scotland PLC	6/06/17	(1,198)
USD	114,072	RUB	6,716,807	Credit Suisse International	6/16/17	(2,771)
USD	252,221	RUB	14,869,157	Credit Suisse International	6/16/17	(6,439)
USD	483,437	RUB	28,569,680	Credit Suisse International	6/16/17	(13,553)
USD	484,006	RUB	28,569,680	Credit Suisse International	6/16/17	(12,984)
USD	967,654	RUB	57,350,424	Credit Suisse International	6/16/17	(29,998)
USD	978,295	RUB	57,687,635	Credit Suisse International	6/16/17	(25,222)
USD	12,928	RUB	763,276	Goldman Sachs International	6/16/17	(350)
USD	94,241	RUB	5,599,800	Goldman Sachs International	6/16/17	(3,172)
USD	243,320	RUB	14,365,618	Goldman Sachs International	6/16/17	(6,580)
USD	491,897	RUB	29,104,287	Goldman Sachs International	6/16/17	(14,393)
USD	522,031	RUB	30,737,172	Goldman Sachs International	6/16/17	(12,664)
USD	1,030,941	EUR	969,795	Goldman Sachs International	6/19/17	(27,943)
USD	3,834,649	TRY	15,102,000	Citibank N.A.	6/19/17	(359,217)
USD	3,828,913	TRY	15,102,000	Royal Bank of Scotland PLC	6/19/17	(364,953)
USD	220,686	ZAR	3,111,518	Bank of America N.A.	6/21/17	(10,202)
USD	165,840	ZAR	2,333,639	Citibank N.A.	6/21/17	(7,326)
USD	553,400	ZAR	7,792,866	Deutsche Bank AG	6/21/17	(24,864)
USD	277,192	ZAR	3,896,433	Morgan Stanley & Co. International PLC	6/21/17	(11,940)
ZAR	17,576,040	USD	1,323,976	Deutsche Bank AG	6/21/17	(19,758)
USD	3,852,944	TRY	15,102,000	Citibank N.A.	6/28/17	(330,201)
USD	25,847	TRY	99,118	Goldman Sachs International	6/28/17	(1,608)
USD	362,400	ARS	6,468,840	BNP Paribas S.A.	7/28/17	(40,679)
USD	171,598	EUR	159,068	Citibank N.A.	2/21/18	(4,497)
USD	281,504	EUR	261,840	Deutsche Bank AG	2/21/18	(8,364)
USD	280,894	EUR	261,284	Morgan Stanley & Co. International PLC	2/21/18	(8,358)

						(2,468,897)
Total						$(994,838)

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Barrier Price/Range		National		Value
USD Currency	Call	Down-and-out	Deutsche Bank AG	5/25/17	BRL	3.01	USD	800,000	$1,893
USD Currency	Call	Down-and-out	Deutsche Bank AG	6/01/17	BRL	3.04	USD	800,000	1,921
Total									$3,814

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	05/01/17	JPY	112.00	USD	720	$275
USD Currency	Call	Goldman Sachs International	05/05/17	TRY	3.80	USD	522	2
USD Currency	Call	Goldman Sachs International	05/10/17	TRY	4.00	USD	368	—
USD Currency	Call	JPMorgan Chase Bank N.A.	05/10/17	TRY	4.00	USD	735	—
USD Currency	Call	JPMorgan Chase Bank N.A.	05/10/17	TRY	3.80	USD	882	78
USD Currency	Call	Deutsche Bank AG	05/18/17	RUB	58.00	USD	730	4,621
USD Currency	Call	HSBC Bank PLC	05/18/17	BRL	3.30	USD	520	2,030
USD Currency	Call	JPMorgan Chase Bank N.A.	05/19/17	ZAR	12.80	USD	356	17,586

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

OTC Options Purchased (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Morgan Stanley & Co. International PLC	06/15/17	TWD	30.30	USD	1,500	$9,325
MXN Currency	Call	Morgan Stanley & Co. International PLC	06/19/17	JPY	5.82	MXN	19,510	26,641
USD Currency	Call	Morgan Stanley & Co. International PLC	07/03/17	MXN	20.00	USD	1,103	9,262
USD Currency	Call	Morgan Stanley & Co. International PLC	07/03/17	MXN	21.50	USD	370	588
USD Currency	Put	Goldman Sachs International	05/10/17	TRY	3.66	USD	368	10,195
USD Currency	Put	JPMorgan Chase Bank N.A.	05/10/17	TRY	3.69	USD	735	26,219
USD Currency	Put	Morgan Stanley & Co. International PLC	05/10/17	TRY	3.69	USD	735	26,015
USD Currency	Put	Morgan Stanley & Co. International PLC	05/18/17	BRL	3.15	USD	520	3,266
EUR Currency	Put	Goldman Sachs International	05/22/17	MXN	20.60	EUR	596	7,747
AUD Currency	Put	Barclays Bank PLC	06/02/17	USD	0.75	AUD	893	7,129
USD Currency	Put	Goldman Sachs International	06/02/17	BRL	3.12	USD	520	2,711
USD Currency	Put	Deutsche Bank AG	06/12/17	TRY	3.69	USD	735	24,512
USD Currency	Put	HSBC Bank PLC	06/29/17	TRY	3.55	USD	580	6,614
Total								$184,816

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	JPMorgan Chase Bank N.A.	05/05/17	TRY	3.80	USD	522	$(2)
USD Currency	Call	Goldman Sachs International	05/10/17	ZAR	3.88	USD	368	(4)
USD Currency	Call	JPMorgan Chase Bank N.A.	05/10/17	TRY	3.88	USD	735	(7)
USD Currency	Call	Morgan Stanley & Co. International PLC	05/10/17	TRY	3.88	USD	368	(4)
USD Currency	Call	Morgan Stanley & Co. International PLC	05/18/17	BRL	3.30	USD	520	(2,011)
USD Currency	Call	UBS AG	05/19/17	ZAR	12.80	USD	356	(17,604)
AUD Currency	Call	Barclays Bank PLC	06/02/17	USD	0.77	AUD	893	(800)
USD Currency	Call	HSBC Bank PLC	06/05/17	ZAR	14.00	USD	367	(3,266)
USD Currency	Call	Deutsche Bank AG	06/12/17	TRY	3.88	USD	367	(762)
MXN Currency	Call	Morgan Stanley & Co. International PLC	06/19/17	JPY	6.04	MXN	25,510	(14,678)
USD Currency	Call	HSBC Bank PLC	06/29/17	TRY	3.80	USD	580	(3,940)
USD Currency	Call	Goldman Sachs International	07/03/17	MXN	22.60	USD	740	(277)
USD Currency	Call	Morgan Stanley & Co. International PLC	07/03/17	MXN	19.00	USD	440	(10,587)
USD Currency	Call	Deutsche Bank AG	07/17/17	ZAR	14.00	USD	367	(7,029)
USD Currency	Put	HSBC Bank PLC	06/05/17	ZAR	13.20	USD	367	(4,353)
USD Currency	Put	Morgan Stanley & Co. International PLC	06/15/17	TWD	29.70	USD	1,500	(4,512)
MXN Currency	Put	Morgan Stanley & Co. International PLC	06/19/17	JPY	5.60	MXN	9,750	(3,860)
USD Currency	Put	Deutsche Bank AG	07/17/17	ZAR	13.00	USD	367	(4,606)
Total								$(78,302)

Centrally Cleared Credit Default Swaps — Buy Protection
Issuer / Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Markit CDX North America High Yield Index, Series 28, Version 1	1.00%	6/20/22	USD	15,243	$(26,512)
Markit iTraxx XO, Series 27, Version 1	5.00%	6/20/22	EUR	150	(2,840)
Total					$(29,352)

Centrally Cleared Credit Default Swaps — Sell Protection
Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
Chesapeake Energy Corp.	5.00%	12/20/21	CCC	USD	520	$4,982
[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	69

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
7.36%[1]	1-Month MXIBTIIE	N/A		1/28/19	MXN	111,632	$(13,711)
1.50%[1]	3-Month LIBOR	N/A		2/02/19	USD	8,000	4,255
1.62%[1]	3-Month LIBOR	N/A		4/04/19	USD	7,600	(8,582)
7.32%[2]	1-Month MXIBTIIE	N/A		2/20/20	MXN	100,257	14,617
7.35%[2]	1-Month MXIBTIIE	N/A		2/20/20	MXN	9,813	1,766
7.16%[2]	1-Month MXIBTIIE	N/A		3/20/20	MXN	67,200	5,508
7.17%[2]	1-Month MXIBTIIE	N/A		3/20/20	MXN	67,200	4,565
2.01%[1]	3-Month LIBOR	N/A		2/02/22	USD	15,000	(69,495)
7.45%[2]	1-Month MXIBTIIE	N/A		3/07/22	MXN	34,237	14,787
7.47%[2]	1-Month MXIBTIIE	N/A		3/07/22	MXN	17,117	8,334
7.48%[2]	1-Month MXIBTIIE	N/A		3/07/22	MXN	17,118	8,710
6.32%[2]	1-Month MXIBTIIE	N/A		7/17/25	MXN	5,813	20,926
2.13%[2]	3-Month LIBOR	N/A		8/25/25	USD	110	(312)
2.27%[1]	3-Month LIBOR	N/A		9/11/25	USD	68	(534)
1.46%[1]	3-Month LIBOR	N/A		6/28/26	USD	1,427	90,322
1.46%[1]	3-Month LIBOR	N/A		6/28/26	USD	357	22,560
2.47%[1]	3-Month LIBOR	N/A		12/29/26	USD	10,000	(209,452)
2.25%[1]	3-Month LIBOR	N/A		1/19/27	USD	3,400	(2,913)
2.42%[1]	3-Month LIBOR	N/A		4/04/27	USD	18,300	(286,102)
2.30%[1]	3-Month LIBOR	4/27/17	[3]	5/02/27	USD	3,000	(12,506)
7.85%[2]	1-Month MXIBTIIE	N/A		3/02/37	MXN	13,446	4,056
7.82%[2]	1-Month MXIBTIIE	N/A		3/04/37	MXN	13,524	1,484
2.70%[1]	3-Month LIBOR	N/A		4/04/47	USD	13,200	(536,424)
Total							$(938,141)

[1] The Fund pays a fixed rate and receives the floating rate.
[2] The Fund pays a floating rate and receives the fixed rate.
[3] Forward swap.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
United Mexican States	1.00%	Citibank N.A.	6/20/20	USD	604	$(7,019)	$3,722	$(10,741)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	604	(5,971)	5,202	(11,173)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	245	3,703	13,454	(9,751)
Republic of Argentina	5.00%	Barclays Bank PLC	6/20/22	USD	882	(74,588)	(41,999)	(32,589)
Republic of France	0.25%	Citibank N.A.	6/20/22	USD	62	215	886	(671)
Republic of France	0.25%	Bank of America N.A.	6/20/22	USD	46	159	801	(642)
Republic of Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/22	USD	4,289	(46,622)	(11,186)	(35,436)
Republic of South Africa	1.00%	HSBC Bank PLC	6/20/22	USD	175	7,558	8,654	(1,096)
Republic of South Africa	1.00%	Citibank N.A.	6/20/22	USD	1,373	59,297	69,264	(9,967)
Republic of South Africa	1.00%	Bank of America N.A.	6/20/22	USD	590	25,481	29,764	(4,283)
Republic of South Africa	1.00%	Goldman Sachs International	6/20/22	USD	364	15,699	18,297	(2,598)
Total						$(22,088)	$96,859	$(118,947)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade, Series 9	5.00%	Bank of America N.A.	12/20/17	BBB+	USD	10,000	$373,916	$(112,850)	$486,766
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	604	7,020	(3,901)	10,921
United Mexican States	1.00%	Citibank N.A.	9/20/20	BBB+	USD	604	5,971	(4,933)	10,904
Hellenic Telecommunications Organization SA	5.00%	Barclays Bank PLC	12/20/21	B+	EUR	30	3,631	1,878	1,753
GFKL Financial Services AG	5.00%	Credit Suisse International	6/20/22	NR	EUR	11	(772)	(751)	(21)
International Game Technology	5.00%	JPMorgan Chase Bank N.A.	6/20/22	BBB-	EUR	30	4,277	3,289	988
Markit CMBX North America, Series 7	3.00%	Barclays Bank PLC	1/17/47	BBB-	USD	10,000	(804,785)	(537,567)	(267,218)
Markit CMBX North America, Series 7	3.00%	Barclays Bank PLC	1/17/47	BBB-	USD	5,000	(402,392)	(268,406)	(133,986)

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

OTC Credit Default Swaps — Sell Protection (continued)
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America, Series 7	3.00%	Barclays Bank PLC	1/17/47	BBB-	USD	10,000	$(804,784)	$(260,315)	$(544,469)
Markit CMBX North America, Series 8	2.00%	Morgan Stanley & Co. International PLC	10/17/57	BBB-	USD	5,000	(267,130)	(575,947)	308,817
Markit CMBX North America, Series 8	3.00%	Deutsche Bank AG	10/17/57	BBB-	USD	10,000	(1,540,469)	(1,413,658)	(126,811)
Markit CMBX North America, Series 8	3.00%	Goldman Sachs International	10/25/57	BBB-	USD	10,000	(1,541,302)	(1,100,796)	(440,506)
Markit CMBX North America, Series 9	2.00%	Credit Suisse International	9/17/58	A-	USD	2,500	(102,616)	(355,682)	253,066
Markit CMBX North America, Series 9	2.00%	Morgan Stanley & Co. International PLC	9/17/58	A-	USD	2,500	(102,616)	(352,247)	249,631
Markit CMBX North America, Series 9	2.00%	Morgan Stanley & Co. International PLC	9/17/58	A-	USD	5,000	(205,231)	(697,934)	492,703
Markit CMBX North America, Series 9	3.00%	Morgan Stanley & Co. International PLC	9/17/58	BBB-	USD	2,500	(271,737)	(569,296)	297,559
Total							$(5,649,019)	$(6,249,116)	$600,097

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	7/03/17	BRL	582	$(465)	—	$(465)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	N/A	7/03/17	BRL	7,438	(8,996)	—	(8,996)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	7/03/17	BRL	6,198	(7,797)	—	(7,797)
1.69%[2]	3-Month KRWCD	Deutsche Bank AG	N/A	11/10/17	KRW	911,735	(1,467)	—	(1,467)
1.92%[2]	3-Month KRWCD	Deutsche Bank AG	N/A	11/10/17	KRW	911,735	2,840	—	2,840
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/18	BRL	13,433	(6,688)	—	(6,688)
9.98%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/18	BRL	13,433	(6,688)	—	(6,688)
9.99%[1]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/18	BRL	13,432	(6,838)	—	(6,838)
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/18	BRL	7,064	(28,551)	—	(28,551)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/21/18	MXN	42,610	(5,406)	—	(5,406)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	11/21/18	MXN	35,508	(4,212)	—	(4,212)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	N/A	11/28/18	MXN	60,600	(11,908)	—	(11,908)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A	11/28/18	MXN	34,377	(6,755)	—	(6,755)
9.73%[2]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	8,059	2,085	—	2,085
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	8,059	2,085	—	2,085
9.73%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	8,059	2,085	—	2,085
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	1,483	11,911	—	11,911
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	N/A	1/02/20	BRL	2,965	24,494	—	24,494
11.02%[2]	1-day BZDIOVER	Citibank N.A.	N/A	1/02/20	BRL	1,580	13,313	—	13,313
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	N/A	1/02/20	BRL	1,435	12,820	—	12,820
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	1/02/20	BRL	335	3,874	—	3,874
6.33%[1]	1-Month MXIBTIIE	Citibank N.A.	N/A	7/17/25	MXN	2,897	(10,417)	$(15)	(10,402)
6.32%[2]	1-Month MXIBTIIE	Goldman Sachs International	N/A	8/06/25	MXN	8,688	(31,478)	(38)	(31,440)
6.31%[1]	1-Month MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	1,723	6,343	—	6,343
6.31%[1]	1-Month MXIBTIIE	Bank of America N.A.	N/A	8/11/25	MXN	1,723	6,343	—	6,343
6.31%[1]	1-Month MXIBTIIE	Deutsche Bank AG	N/A	8/11/25	MXN	6,393	23,604	—	23,604
6.26%[2]	1-Month MXIBTIIE	Bank of America N.A.	N/A	6/15/26	MXN	38,640	(164,233)	—	(164,233)
Total							$(190,102)	$(53)	$(190,049)

[1] The Fund pays a fixed rate and receives the floating rate.
[2] The Fund pays a floating rate and receives the fixed rate.

Transactions in Options Written for the Six Months Ended April 30, 2017

	Calls
	Notional (000)
	Contracts	AUD	EUR	GBP	MXN	NOK	USD	Premiums Received
Outstanding options, beginning of period	—	43,230	36,230	11,205	—	89,855	25,469	$1,011,560
Options written	—	1,786	24,561	—	52,522	—	40,087	520,269
Options exercised	—	(14,465)	(10,110)	—	(27,012)	(89,855)	(6,533)	(347,086)
Options expired	—	(29,658)	(49,637)	(5,585)	—	—	(21,242)	(685,800)
Options closed	—	—	(1,044)	(5,620)	—	—	(32,051)	(388,632)

Outstanding options, end of period	—	893	—	—	25,510	—	5,730	$110,311

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	71

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

	Puts
	Notional (000)
	Contracts	AUD	CAD	EUR	GBP	MXN	NZD	USD	Premiums Received
Outstanding options, beginning of period	—	—	14,320	—	21,230	—	—	2,740	$437,545
Options written	—	9,410	—	27,950	—	18,754	35,390	10,620	255,494
Options exercised	—	—	—	(12,990)	(15,610)	—	—	(3,991)	(301,530)
Options expired	—	—	(14,320)	(14,065)	(5,620)	—	(35,390)	(5,565)	(329,877)
Options closed	—	(9,410)	—	(895)	—	(9,004)	—	(1,570)	(39,831)

Outstanding options, end of period	—	—	—	—	—	9,750	—	2,234	$21,801

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$5,622	—	$5,622
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,474,059	—	—	1,474,059
Options purchased	Investments at value — unaffiliated[2];	—	—	—	188,630	—	—	188,630
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$4,982	—	—	201,890	—	206,872
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	2,268,319	—	—	111,797	—	2,380,116

Total		—	$2,273,301	—	$1,662,689	$319,309	—	$4,255,299

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$358,838	—	$358,838
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,468,897	—	—	2,468,897
Options written	Options written at value;	—	—	—	78,302	—	—	78,302
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$29,352	—	—	1,140,031	—	1,169,383
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	7,939,426	—	—	301,899	—	8,241,325

Total		—	$7,968,778	—	$2,547,199	$1800,768	—	$12,316,745

[1] Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended April 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$1,547,112	—	$1,547,112
Forward foreign currency exchange contracts	—	—	—	$4,354,069	—	—	4,354,069
Options purchased[1]	—	—	—	(1,413,223)	—	—	(1,413,223)
Options written	—	—	—	1,007,302	—	—	1,007,302
Swaps	—	$369,135	—	—	(59,176)	—	309,959

Total	—	$369,135	—	$3,948,148	$1,487,936	—	$5,805,219

[1] Options purchased are included in net realized gain (loss) from investments.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(690,326)	—	$(690,326)
Forward foreign currency exchange contracts	—	—	—	$(3,493,083)	—	—	(3,493,083)
Options purchased[1]	—	—	—	(193,231)	—	—	(193,231)
Options written	—	—	—	680,912	—	—	680,912
Swaps	—	$381,149	—	—	(1,178,133)	—	(796,984)

Total	—	$381,149	—	$(3,005,402)	$(1,868,459)	—	$(4,492,712)

[1] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,201,250
Average notional value of contracts — short	$77,273,730
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$142,850,046
Average amounts sold — in USD	$95,747,506
Options:
Average value of option contracts purchased	$245,939
Average value of option contracts written	$84,676
Credit default swaps:
Average notional value — buy protection	$26,846,426
Average notional value — sell protection	$73,763,088
Interest rate swaps:
Average notional value — pays fixed rate	$89,863,307
Average notional value — receives fixed rate	$32,709,940

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$9,349		$7,360
Forward foreign currency exchange contracts	1,474,059		2,468,897
Options	188,630	[1]	78,302
Swaps — Centrally cleared	—		97,457
Swaps — OTC[2]	2,380,116		8,241,325

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,052,154		$10,893,341

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,349)		(104,817)

Total derivative assets and liabilities subject to an MNA	$4,042,805		$10,788,524

[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,4]
Bank of America N.A.	$591,916	$(377,940)	—	$(213,976)	—
Barclays Bank PLC	52,111	(52,111)	—	—	—
BNP Paribas S.A.	14,483	(14,483)	—	—	—
Citibank N.A.	270,961	(270,961)	—	—	—
Credit Suisse International	271,798	(271,798)	—	—	—
Deutsche Bank AG	101,977	(101,977)	—	—	—
Goldman Sachs International	70,030	(70,030)	—	—	—
HSBC Bank PLC	228,022	(28,445)	—	—	$199,577
JPMorgan Chase Bank N.A.	79,793	(79,793)	—	—	—
Morgan Stanley & Co. International PLC	1,426,064	(1,426,064)	—	—	—
Royal Bank of Scotland PLC	932,935	(394,191)	—	—	538,744
UBS AG	2,715	(2,715)	—	—	—

Total	$4,042,805	$(3,090,508)	—	$(213,976)	$738,321

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	73

Consolidated Schedule of Investments (continued)	BlackRock Multi-Sector Income Trust (BIT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[5]	Net Amount of Derivative Liabilities[4,6]
Bank of America N.A.	$377,940	$(377,940)	—	—	—
Barclays Bank PLC	2,096,455	(52,111)	—	$(2,044,344)	—
BNP Paribas S.A.	84,638	(14,483)	—	—	$70,155
Citibank N.A.	1,702,566	(270,961)	—	(720,000)	711,605
Credit Suisse International	449,029	(271,798)	—	(177,231)	—
Deutsche Bank AG	1,640,533	(101,977)	—	(1,538,556)	—
Goldman Sachs International	1,660,571	(70,030)	—	(1,590,541)	—
HSBC Bank PLC	28,445	(28,445)	—	—	—
JPMorgan Chase Bank N.A.	81,109	(79,793)	—	—	1,316
Morgan Stanley & Co. International PLC	2,251,802	(1,426,064)	—	(825,738)	—
Royal Bank of Scotland PLC	394,191	(394,191)	—	—	—
Standard Chartered Bank	3,641	—	—	—	3,641
UBS AG	17,604	(2,715)	—	—	14,889

Total	$10,788,524	$(3,090,508)	—	$(6,896,410)	$801,606

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[6]    Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$195,092,533	$15,741,102	$210,833,635
Common Stocks	$3,052,094	—	—	3,052,094
Corporate Bonds	705,714	481,173,265	—	481,878,979
Floating Rate Loan Interests	—	20,377,127	49,158,961	69,536,088
Foreign Agency Obligations	—	70,150,418	—	70,150,418
Investment Companies	520,780	—	—	520,780
Non-Agency Mortgage-Backed Securities	—	174,658,546	23,636,548	198,295,094
Preferred Securities	18,786,467	117,565,694	1,708,511	138,060,672
Short-Term Securities:
Money Market Funds	2,417,747	—	—	2,417,747
Options Purchased:
Foreign currency exchange contracts	—	188,630	—	188,630
Unfunded Floating Rate Loan Interest[1]	—	—	40,331	40,331

Total	$25,482,802	$1,059,206,213	$90,285,453	$1,174,974,468

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$2,118,090	—	$2,118,090
Foreign currency exchange contracts	—	1,474,059	—	1,474,059
Interest rate contracts	$5,622	313,687	—	319,309
Liabilities:
Credit contracts	—	(1,661,310)	—	(1,661,310)
Foreign currency exchange contracts	—	(2,547,199)	—	(2,547,199)
Interest rate contracts	(358,838)	(1,441,877)	—	(1,800,715)

Total	$(353,216)	$(1,744,550)	—	$(2,097,766)

[1] Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

[2] Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Schedule of Investments (concluded)	BlackRock Multi-Sector Income Trust (BIT)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $458,813,756 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended April 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening balance, as of October 31, 2016	$17,206,973	$561	$27,486,435	$24,015,690	$1,631,265	—	$70,340,924
Transfers into Level 3[1]	2,442,500	—	202,000	—	—	$164,769	2,809,269
Transfers out of Level 3[2]	(7,297,861)	—	—	—	—	—	(7,297,861)
Accrued discounts/premiums	5,994	—	27,083	118,234	—	—	151,311
Net realized gain (loss)	24,901	—	6,049	426,797	—	—	457,747
Net change in unrealized appreciation (depreciation)[3,4]	(294,793)	(561)	2,592,597	286,668	77,246	(124,438)	2,536,719
Purchases	6,734,400	—	22,941,431	—	—	—	29,675,831
Sales	(3,081,012)	—	(4,096,634)	(1,210,841)	—	—	(8,388,487)

Closing Balance, as of April 30, 2017	$15,741,102	—	$49,158,961	$23,636,548	$1,708,511	$40,331	$90,285,453

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017[4]	$(282,093)	$(561)	$2,532,927	$286,668	$77,246	$40,331	$2,654,518

[1]    As of October 31, 2016, the Trust used observable inputs in determining the value of certain investments. As of April 30, 2017, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

2   As of October 31, 2016, the Trust used significant unobservable inputs in determining the value of certain investments. As of April 30, 2017, the Trust used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4] Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $61,965,985. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$28,319,468	Income	Discount Rate[1]	15.00%

Total	$28,319,468

[1] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	75

Statements of Assets and Liabilities

April 30, 2017 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi-Sector Income Trust (BIT)[1]

Assets
Investments at value — unaffiliated[2]	$1,987,355,026	$502,913,285	$1,171,995,610
Investments at value — affiliated[3]	12,260,042	3,852,270	2,938,527
Cash	29,475	1,062,398	400,912
Cash pledged:
Collateral — OTC derivatives	920,000	—	7,940,000
Centrally cleared swaps	—	56,000	3,106,590
Collateral — reverse repurchase agreements	—	—	1,530,000
Futures contracts	491,000	—	295,740
Foreign currency at value[4]	21,048	9,026	4,848,597
Receivables:
Interest — unaffiliated	25,547,191	1,493,031	12,269,201
Investments sold	1,798,874	12,593,776	6,446,898
Dividends — unaffiliated	55,842	—	135,787
Dividends — affiliated	16,767	792	1,679
Variation margin on futures contracts	11,250	—	9,349
Reverse repurchase agreements	—	—	5,599,955
Swap premiums paid	206,973	—	155,211
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	962	1,474,059
OTC derivatives	573,614	—	2,224,905
Unfunded floating rate loan interests	—	2,222	40,331
Prepaid expenses	83,403	13,619	24,656

Total assets	2,029,370,505	521,997,381	1,221,438,007

Liabilities
Cash received:
Collateral — reverse repurchase agreements	1,599,000	—	1,444,000
Collateral — OTC derivatives	40,000	—	230,000
Options written at value[5]	754,503	—	78,302
Reverse repurchase agreements	439,330,649	—	458,813,756
Payables:
Investments purchased	5,291,558	38,775,417	8,903,148
Reverse repurchase agreements	4,677,324	—	7,741,487
Investment advisory fees	1,036,964	294,183	777,730
Officer’s and Trustees’ fees	748,099	220,112	79,011
Other accrued expenses	443,628	219,212	383,321
Income dividends	279,306	—	171,913
Variation margin on futures contracts	110,096	—	7,360
Bank borrowings	—	139,000,000	—
Options written	—	—	2,993
Interest expense	—	198,909	—
Variation margin on centrally cleared swaps	—	252	97,457
Swap premiums received	438,433	—	6,307,521
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	63,051	2,468,897
OTC derivatives	792,914	—	1,933,804

Total liabilities	455,542,474	178,771,136	489,440,700

Net Assets	$1,573,828,031	$343,226,245	$731,997,307

Net Assets Consist of
Paid-in capital[6,7,8]	$1,691,482,486	$413,268,107	$723,427,409
Undistributed (distributions in excess of) net investment income	24,713	1,324,300	(9,763,458)
Accumulated net realized loss	(240,139,111)	(72,330,517)	(1,386,712)
Net unrealized appreciation (depreciation)	122,459,943	964,355	19,720,068

Net Assets	$1,573,828,031	$343,226,245	$731,997,307

Net asset value	$14.65	$14.50	$19.18

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$1,864,856,166	$501,863,680	$1,150,364,862
[3] Investments at cost — affiliated	$12,260,042	$3,852,270	$2,936,763
[4] Foreign currency at cost	$21,203	$8,917	$4,844,979
[5] Premiums received	$1,309,520	—	$132,112
[6] Par value	$0.001	$0.001	$0.001
[7] Shares outstanding	107,412,104	23,665,166	38,166,751
[8] Shares authorized	unlimited	unlimited	unlimited

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	APRIL 30, 2017

Statements of Operations

Six Months Ended April 30, 2017 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi-Sector Income Trust (BIT)[1]

Investment Income
Interest — unaffiliated	$51,692,492	$11,815,862	$35,244,091
Dividends — unaffiliated	1,969,899	67,788	1,454,980
Dividends — affiliated	44,832	9,818	7,900
Foreign taxes withheld	—	—	(84)

Total investment income	53,707,223	11,893,468	36,706,887

Expenses
Investment advisory	6,421,870	1,775,751	4,583,313
Officer and Trustees	142,171	34,961	42,021
Professional	90,127	75,296	92,707
Transfer agent	76,211	19,948	27,671
Custodian	56,427	69,543	94,835
Accounting services	28,249	32,014	2,784
Registration	21,184	4,781	7,531
Printing	17,584	9,214	10,351
Miscellaneous	42,222	18,088	53,685

Total expenses excluding interest expense	6,896,045	2,039,596	4,914,898
Interest expense	2,310,714	1,031,725	2,781,104

Total expenses	9,206,759	3,071,321	7,696,002
Less:
Fees waived by the Manager	(6,650)	(722)	(1,731)
Fees paid indirectly	(119)	—	—

Total expenses after fees waived and paid indirectly	9,199,990	3,070,599	7,694,271

Net investment income	44,507,233	8,822,869	29,012,616

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,371,751	2,194,560	(1,711,776)
Investments — affiliated	—	2,164	—
Litigation proceeds	—	—	1,203,995
Futures contracts	6,100,706	—	1,547,112
Forward foreign currency exchange contracts	—	(30,504)	4,354,069
Foreign currency transactions	(1,035)	144,166	(562,750)
Capital gain distributions from investment companies — affiliated	132	11	35
Borrowed bonds	(413,483)	—	—
Options written	(328,569)	—	1,007,302
Swaps	130,609	162,835	309,959

	6,860,111	2,473,232	6,147,946

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,016,724	1,039,998	20,293,780
Investments — affiliated	—	(4,939)	1,764
Futures contracts	(4,389,517)	—	(690,326)
Forward foreign currency exchange contracts	—	(158,842)	(3,493,083)
Foreign currency translations	587	(8,432)	2,103
Options written	282,764	—	680,912
Swaps	(164,287)	(45,965)	(796,984)
Unfunded floating rate loan interests	—	(989)	(124,438)

	(2,253,729)	820,831	15,873,728

Net realized and unrealized gain	4,606,382	3,294,063	22,021,674

Net Increase in Net Assets Resulting from Operations	$49,113,615	$12,116,932	$51,034,290

[1] Consolidated Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	77

Statements of Changes in Net Assets

	BlackRock Credit Allocation Income Trust (BTZ)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$44,507,233	$95,208,614
Net realized gain (loss)	6,860,111	(36,899,948)
Net change in unrealized appreciation (depreciation)	(2,253,729)	71,666,435

Net increase in net assets resulting from operations	49,113,615	129,975,101

Distributions to Shareholders[1]
From net investment income	(45,633,140)	(93,623,404)
From return of capital	—	(6,304,109)

Decrease in net assets resulting from distributions to shareholders	(45,633,140)	(99,927,513)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(8,822,801)	—

Net Assets
Total increase (decrease) in net assets	(5,342,326)	30,047,588
Beginning of period	1,579,170,357	1,549,122,769

End of period	$1,573,828,031	$1,579,170,357

Undistributed net investment income, end of period	$24,713	$1,150,620

	BlackRock Floating Rate Income Trust (BGT)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$8,822,869	$17,555,935
Net realized gain (loss)	2,473,232	(5,344,075)
Net change in unrealized appreciation (depreciation)	820,831	9,843,257

Net increase in net assets resulting from operations	12,116,932	22,055,117

Distributions to Shareholders[1]
From net investment income	(9,862,835)	(16,554,797)

Capital Share Transactions
Shares issued in reinvestment of distributions	28,054	—

Net Assets
Total increase in net assets	2,282,151	5,500,320
Beginning of period	340,944,094	335,443,774

End of period	$343,226,245	$340,944,094

Undistributed net investment income, end of period	$1,324,300	$2,364,266

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	APRIL 30, 2017

Consolidated Statements of Changes in Net Assets

	BlackRock Multi-Sector Income Trust (BIT)
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$29,012,616	$65,088,454
Net realized gain (loss)	6,147,946	(8,183,925)
Net change in unrealized appreciation (depreciation)	15,873,728	5,913,723

Net increase in net assets resulting from operations	51,034,290	62,818,252

Distributions to Shareholders[1]
From net investment income	(41,063,982)	(62,868,881)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(4,354,046)	—

Net Assets
Total increase (decrease) in net assets	5,616,262	(50,629)
Beginning of period	726,381,045	726,431,674

End of period	$731,997,307	$726,381,045

Undistributed (distributions in excess of) net investment income, end of period	$(9,763,458)	$2,287,908

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	79

Statements of Cash Flows

Six Months Ended April 30, 2017 (Unaudited)	BlackRock Credit Allocation Income Trust (BTZ)	BlackRock Floating Rate Income Trust (BGT)	BlackRock Multi-Sector Income Trust (BIT)[1]

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$49,113,615	$12,116,932	$51,034,290
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	497,951,652	176,314,441	276,486,287
Purchases of long-term investments	(294,534,720)	(169,406,282)	(286,141,025)
Net purchases of short-term securities	(2,387,770)	3,423,319	3,904,663
Amortization of premium and accretion of discount on investments	1,460,484	(535,012)	(7,270,529)
Payments for borrowed bonds	(2,553,908)	—	—
Proceeds from borrowed bonds	2,140,425	—	—
Paid-in-kind income	—	—	469,903
Premiums received from options written	1,309,520	—	135,012
Premiums paid on closing options written	(1,279,686)	—	(437,689)
Net realized gain on investments	316,051	(2,196,724)	(722,450)
Net unrealized gain on investments	(2,135,201)	(855,013)	(17,559,061)
(Increase) Decrease in Assets:
Cash Pledged:
For futures contracts	1,285,000	—	351,900
Collateral — OTC derivatives	(840,000)	—	(2,660,000)
For centrally cleared swaps	—	(56,000)	(3,049,000)
Collateral — reverse repurchase agreements	1,521,000	—	(1,530,000)
Receivables:
Interest — unaffiliated	1,633,101	5,868	(1,751,725)
Swaps	—	—	12,941
Dividends — affiliated	(13,410)	(685)	1,187
Variation margin on futures contracts	41,563	—	(2,849)
Due from broker — swap collateral	520,000	—	—
Other	217,087	—	—
Swap premiums paid	63,824	—	777,112
Prepaid expenses	(73,165)	(11,325)	(20,595)
Other assets	—	29,246	48,877
Increase (Decrease) in Liabilities:
Cash Received:
Collateral — OTC derivatives	(2,290,000)	—	(410,000)
Collateral — reverse repurchase agreements	(2,033,000)	—	(1,760,000)
Payables:
Investment advisory fees	(168,751)	(9,074)	(4,901)
Interest expense and fees	(1,385,188)	52,118	(566,507)
Officer’s and Trustees’ fees	56,738	15,125	12,601
Variation margin on futures contracts	(191,169)	—	(74,432)
Variation margin on centrally cleared swaps	—	252	95,426
Swaps	—	—	(201)
Other accrued expenses	(41,043)	(50,867)	(56,714)
Swap premiums received	(132,493)	—	1,271,657

Net cash provided by operating activities	247,570,556	18,836,319	10,584,178

Cash Used for Financing Activities
Proceeds from bank borrowings	—	120,000,000	—
Payments on bank borrowings	—	(129,000,000)	—
Net payments on redemption of Common Shares	(8,822,801)	—	(4,354,046)
Net borrowing of reverse repurchase agreements	(192,934,034)	—	33,420,407
Cash dividends paid to Common Shareholders	(45,648,033)	(9,863,234)	(41,070,070)
Decrease in bank overdraft	(132,344)	—	—

Net cash used for financing activities	(247,537,212)	(18,863,234)	(12,003,709)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$128	$(63)	$(14,456)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	33,472	(26,978)	(1,433,987)
Cash and foreign currency at beginning of period	17,051	1,098,402	6,683,496

Cash and foreign currency at end of period	$50,523	$1,071,424	$5,249,509

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$3,695,902	$979,607	$3,347,611

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	28,054	—

[1]	Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock Credit Allocation Income Trust (BTZ)

	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015	2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$14.61		$14.33	$15.36	$14.99	$15.37		$13.94

Net investment income[1]	0.41		0.88	0.96	0.99	0.97		0.94
Net realized and unrealized gain (loss)	0.05		0.32	(1.02)	0.35	(0.37)		1.43

Net increase (decrease) from investment operations	0.46		1.20	(0.06)	1.34	0.60		2.37

Distributions:[2]
From net investment income	(0.42)		(0.86)	(0.91)	(0.97)	(0.98)		(0.94)
From return of capital	—		(0.06)	(0.06)	—	—		—

Total distributions	(0.42)		(0.92)	(0.97)	(0.97)	(0.98)		(0.94)

Net asset value, end of period	$14.65		$14.61	$14.33	$15.36	$14.99		$15.37

Market price, end of period	$13.41		$12.87	$12.53	$13.54	$12.97		$14.23

Total Return[3]
Based on net asset value	3.59%	[4]	9.61%	0.48%	10.11%	4.86%		18.35%

Based on market price	7.64%	[4]	10.43%	(0.33)%	12.18%	(2.01)%		26.44%

Ratios to Average Net Assets
Total expenses	1.20%	[5]	1.20%	1.16%	1.11%	1.15%	[6]	1.20%	[7]

Total expenses after fees waived and paid indirectly	1.19%	[5]	1.20%	1.15%	1.11%	1.15%	[6]	1.20%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense	0.89%	[5]	0.95%	0.97%	0.96%	1.00%	[6]	1.07%	[7]

Net investment income	5.78%	[5]	6.21%	6.40%	6.48%	6.43%		6.53%

Supplemental Data
Net assets, end of period (000)	$1,573,828		$1,579,170	$1,549,123	$1,660,442	$1,619,703		$796,836

Borrowings outstanding, end of period (000)	$439,331		$638,327	$685,716	$759,752	$812,028		$373,716

Portfolio turnover rate	13%		29%	19%	29%	43%		37%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Includes reorganization costs associated with the Trust’s reorganization. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.15%, 1.15% and 1.00%, respectively.

[7]

Includes reorganization costs associated with the Trust’s reorganization. Without these costs, total expenses, total expenses after fees waived and paid indirectly, and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.16%, 1.16% and 1.02%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	81

Financial Highlights	BlackRock Floating Rate Income Trust (BGT)

	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
			2016	2015[1]	2014[1]	2013[1]	2012[1]

Per Share Operating Performance
Net asset value, beginning of period	$14.41		$14.18	$14.57	$14.79	$14.52	$13.97

Net investment income[2]	0.37		0.74	0.78	0.84	0.94	0.97
Net realized and unrealized gain (loss)	0.14		0.19	(0.36)	(0.22)	0.38	0.68

Net increase from investment operations	0.51		0.93	0.42	0.62	1.32	1.65

Distributions from net investment income[3]	(0.42)		(0.70)	(0.81)	(0.84)	(1.05)	(1.10)

Net asset value, end of period	$14.50		$14.41	$14.18	$14.57	$14.79	$14.52

Market price, end of period	$14.68		$13.58	$12.77	$13.18	$14.12	$15.07

Total Return[4]
Based on net asset value	3.59%	[5]	7.27%	3.54%	4.60%	9.37%	12.37%

Based on market price	11.29%	[5]	12.25%	3.08%	(0.89)%	0.60%	25.33%

Ratios to Average Net Assets
Total expenses	1.81%	[6]	1.58%	1.55%	1.52%	1.57%	1.66%

Total expenses after fees waived and paid indirectly	1.81%	[6]	1.58%	1.54%	1.52%	1.57%	1.61%

Total expenses after fees waived and paid indirectly and excluding interest expense	1.20%	[6]	1.16%	1.19%	1.18%	1.19%	1.25%	[7]

Net investment income	5.19%	[6]	5.29%	5.37%	5.71%	6.39%	6.87%

Supplemental Data
Net assets, end of period (000)	$343,226		$340,944	$335,444	$344,668	$349,941	$343,282

Borrowings outstanding, end of period (000)	$139,000		$148,000	$104,000	$145,000	$152,000	$145,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,469		$3,304	$4,225	$3,377	$3,302	$3,367

Portfolio turnover rate	34%		47%	42%	64%	72%	65%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Aggregate total return.

[6]	Annualized.

[7]	For the year ended October 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.14%.

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	APRIL 30, 2017

Financial Highlights	BlackRock Multi-Sector Income Trust (BIT)

	Six Months Ended April 30, 2017[1] (Unaudited)		Year Ended October 31,					Period February 27, 2013[2] to October 31, 2013
			2016[1]		2015		2014

Per Share Operating Performance
Net asset value, beginning of period	$18.91		$18.91		$19.87		$18.95	$19.10	[3]

Net investment income[4]	0.76		1.69		1.55		1.62	1.02
Net realized and unrealized gain (loss)	0.58		(0.05)		(1.03)		0.70	(0.35)

Net increase from investment operations	1.34		1.64		0.52		2.32	0.67

Distributions:[5]
From net investment income	(1.07)		(1.64)		(1.40)		(1.40)	(0.70)
From net realized gain	—		—		(0.08)		—	—
From return of capital	—		—		—		—	(0.12)

Total distributions	(1.07)		(1.64)		(1.48)		(1.40)	(0.82)

Net asset value, end of period	$19.18		$18.91		$18.91	[6]	$19.87	$18.95

Market price, end of period	$17.98		$16.76		$16.31		$17.79	$17.04

Total Return[7]
Based on net asset value	7.96%	[8]	10.51%	[9]	3.87%	[6]	13.40%	4.04%	[8]

Based on market price	14.18%	[8]	13.56%		0.06%		12.91%	(10.66)%	[8]

Ratios to Average Net Assets
Total expenses	2.17%	[10]	2.05%	[11]	2.09%	[11]	2.04%	1.67%	[10]

Total expenses after fees waived and paid indirectly	2.17%	[10]	2.05%	[11]	2.09%	[11]	2.04%	1.67%	[10]

Total expenses after fees waived and paid indirectly and excluding interest expense	1.38%	[10]	1.43%	[11]	1.53%	[11]	1.52%	1.33%	[10]

Net investment income	8.16%	[10]	9.24%	[11]	7.97%	[11]	8.27%	8.05%	[10]

Supplemental Data
Net assets, end of period (000)	$731,997		$726,381		$726,432		$763,360	$727,908

Borrowings outstanding, end of period (000)	$458,814		$427,329		$510,352		$707,294	$552,040

Portfolio turnover rate	24%		52%		21%		29%	77%	[12]

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Net asset value, beginning of period, reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

[4]	Based on average shares outstanding.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[8]	Aggregate total return.

[9]	Includes payment received from an affiliate, which had no impact on the Trust’s total return.

[10]	Annualized.

[11]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the year ended October 31, 2016 and October 31, 2015.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 54%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	83

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified
BlackRock Multi-Sector Income Trust	BIT	Delaware	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the net asset value (“NAV”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BIT include the accounts of BIT Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BIT. The Taxable Subsidiary enables BIT to hold an investment in an operating partnership and satisfy RIC tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for BIT. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BIT. BIT may invest up to 25% of its total assets in the Taxable Subsidiary. There were no assets in the Taxable Subsidiary as of period end. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BIT.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Foreign Currency: Each Trust’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of

84	SEMI-ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trusts.

SEC Reporting Modernization: The Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Trusts had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

SEMI-ANNUAL REPORT	APRIL 30, 2017	85

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Trust may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) or if options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

86	SEMI-ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii) market multiples of comparable issuers.

Income approach

(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii) relevant news and other public sources; and

(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing the Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment in series of preferred stock issues by Private Companies and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

SEMI-ANNUAL REPORT	APRIL 30, 2017	87

Notes to Financial Statements (continued)

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Trust may subsequently have to reinvest the proceeds at lower interest rates. If a Trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of

88	SEMI-ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Trust’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Trust to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Trust will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale to not be readily available for a Trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Trust’s investment policies.

When a Trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Trust having a contractual relationship only with the lender, not with the borrower. A Trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A Trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically

SEMI-ANNUAL REPORT	APRIL 30, 2017	89

Notes to Financial Statements (continued)

result in a Trust having a direct contractual relationship with the borrower, and a Trust may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Trust earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BGT…	CH Hold Corp., Delayed Draw Term Loan B	$75,090	$74,902	$75,559	$657
	Oberthur Technologies SA, 2016 Term Loan B2	$231,908	$230,748	$232,313	$1,565
BIT…	Lone Star LSPT Future Funding, Mortgage Loan	$4,024,376	$3,908,588	$3,948,919	$40,331

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Trust borrows a bond from counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Trust at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Trust and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Trust may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Trust would still be required to pay the full repurchase price. Further, a Trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Trust would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short- term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Trust to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Trust may receive a fee for use of the security by the counterparty, which may result in interest income to a Trust.

For the six months ended April 30, 2017, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
BTZ	$533,400,139	0.87%
BIT	$439,619,732	1.28%

90	SEMI-ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

Borrowed bond agreements and reverse repurchase transactions are entered into by a Trust under Master Repurchase Agreements (each, an “MRA”), which permit a Trust, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Trust. With borrowed bond agreements and reverse repurchase transactions, typically a Trust and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Trust receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Trust upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Trust is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Trusts’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Capital, Inc.	$14,095,352	$(14,095,352)	—	—
BNP Paribas S.A.	107,315,880	(107,315,880)	—	—
Citigroup Global Markets, Inc.	2,811,372	(2,811,372)	—	—
Credit Suisse Securities (USA) LLC	33,103,867	(33,103,867)	—	—
Deutsche Bank Securities, Inc.	30,661,624	(30,661,624)	—	—
RBC Capital Markets LLC	234,539,071	(234,539,071)	—	—
UBS Securities LLC	16,803,483	(16,803,483)	—	—

Total	$439,330,649	$(439,330,649)	—	—

[1]

Net collateral with a value of $465,181,416 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

BIT
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Pledged	Net Amount
Barclays Bank PLC	$1,336,749	$(1,336,749)	—	—
Barclays Capital, Inc.	21,951,437	(21,951,437)	—	—
BNP Paribas S.A.	26,617,759	(26,617,759)	—	—
Citigroup Global Markets, Inc.	353,600	(353,600)	—	—
Credit Suisse Securities (USA) LLC	12,696,487	(12,696,487)	—	—
Deutsche Bank Securities, Inc.	106,335,336	(106,335,336)	—	—
HSBC Securities (USA), Inc.	8,185,181	(8,185,181)	—	—
J.P. Morgan Securities LLC	9,882,099	(9,882,099)	—	—
RBC Capital Markets LLC	180,025,166	(180,025,166)	—	—
UBS Ltd.	12,801,458	(12,801,458)	—	—
UBS Securities LLC	78,628,484	(78,628,484)	—	—

Total	$458,813,756	$(458,813,756)	—	—

[1]

Net collateral with a value of $542,665,756 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Trust’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Trust’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

SEMI-ANNUAL REPORT	APRIL 30, 2017	91

Notes to Financial Statements (continued)

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Trusts enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Trusts purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if

92	SEMI-ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Trusts enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Trusts enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Certain Trusts enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Trusts enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Certain Trusts enter into inflation swaps to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s stream of variable payments based on an inflation index, such as the Consumer Price Index.

SEMI-ANNUAL REPORT	APRIL 30, 2017	93

Notes to Financial Statements (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Trusts’ net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pay the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

For such services, BIT pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets. For purposes of calculating the investment advisory fees, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager provides investment management and other services to the BIT Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Trust pays the Manager based on the Trust’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

With respect to BIT, the Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”), an affiliate of the Manager. The Manager pays BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by BIT to the Manager.

94	SEMI-ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

Waivers: With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended April 30, 2017, the amounts waived were as follows:

BTZ	BGT	BIT
$6,650	$426	$1,280

The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective December 2, 2016, the waiver became contractual through June 30, 2018. The Agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended April 30, 2017, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

BGT	BIT
$296	$451

Officers and Trustees: Certain officers and/or Trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended April 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
BIT	$258,949	$574,141	$6,646

7. Purchases and Sales:

For the six months ended April 30, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

Purchases	BTZ	BGT	BIT
Non-U.S. Government Securities	$184,328,660	$174,017,555	$281,020,865
U.S. Government Securities	90,574,940	—	—

Total Purchases	$274,903,600	$174,017,555	$281,020,865

Sales	BTZ	BGT	BIT
Non-U.S. Government Securities	$275,004,848	$182,998,709	$270,619,371
U.S. Government Securities	192,571,140	—	3,628,739

Total Sales	$467,575,988	$182,998,709	$274,248,110

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on BTZ’s and BGT’s U.S. federal tax returns remains open for each of the four years ended October 31, 2016. The statute of limitations on BIT’s U.S. federal tax returns remains open for the period ended October 31, 2013 and the three years ended October 31, 2016. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

SEMI-ANNUAL REPORT	APRIL 30, 2017	95

Notes to Financial Statements (continued)

As of October 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires	BTZ	BGT	BIT
No expiration date[1]	$41,385,234	$12,406,397	$35,191,922
2017	158,120,431	45,385,443	—
2018	31,756,723	16,526,601	—
2019	10,353,275	409,424	—

Total	$241,615,663	$74,727,865	$35,191,922

[1] Must be utilized prior to losses subject to expiration. As of April 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:
	BTZ	BGT	BIT
Tax cost	$1,877,334,934	$505,781,849	$1,138,627,265

Gross unrealized appreciation	136,036,970	4,432,118	45,671,284
Gross unrealized depreciation	(13,756,836)	(3,448,412)	(9,364,412)

Net unrealized appreciation	$122,280,134	$983,706	$36,306,872

9. Bank Borrowings:

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the following maximum commitment amount of $168,000,000.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the six months ended April 30, 2017, the average amount of bank borrowings and the daily weighted average interest rates for BGT for loans under the revolving credit agreements were $135,066,298 and 1.54%, respectively.

10. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force Each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from Each Trust’s portfolio will decline if Each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below Each Trust portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

96	SEMI-ANNUAL REPORT	APRIL 30, 2017

Notes to Financial Statements (continued)

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

The Trusts are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

BGT
Six months ended April 30, 2017	1,934
Year ended October 31, 2016	—

SEMI-ANNUAL REPORT	APRIL 30, 2017	97

Notes to Financial Statements (concluded)

For the year ended October 31, 2016, shares issued and outstanding remained constant for each Trust.

On October 26, 2016, the Board approved the Trusts’ participation in an open market share repurchase program (the “Share Repurchase Program”). The Trusts are eligible to purchase, at prevailing market prices, up to 5% of their common shares outstanding as of the close of business on October 28, 2016, subject to certain conditions. Repurchases may be made through November 30, 2017. There is no assurance that a Trust will purchase shares in any particular amounts. For the six months ended April 30, 2017, BTZ and BIT repurchased 676,066 and 254,873 shares, respectively, at a cost of $8,822,801 and $4,354,046 including transaction costs, respectively. The total amount of such repurchases is reflected in the Statements of Changes in Net Assets.

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BTZ	$0.0705	$0.0705
BGT	$0.0583	$0.0583
BIT	$0.1167	$0.1167

[1]	Net investment income dividend paid on May 31, 2017 to shareholders of record on May 15, 2017.

[2]	Net investment income dividend declared on June 1, 2017, payable to shareholders of record on June 15, 2017.

98	SEMI-ANNUAL REPORT	APRIL 30, 2017

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02111	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

Sub-Adviser BlackRock (Singapore) Limited[1] 079912 Singapore	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

[1]	For BIT.

SEMI-ANNUAL REPORT	APRIL 30, 2017	99

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase its common shares in the open market or in private transactions.

Except as described below, during the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that would delay or prevent a change of control of the Trusts that were not approved by shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

On October 28, 2016, BIT and BTZ announced that they had divided their Board of Trustees into three classes, with one class standing for election each year, and had adopted a voting standard of a majority of the outstanding shares for the election of trustees in a contested election.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of

100	SEMI-ANNUAL REPORT	APRIL 30, 2017

Additional Information (continued)

shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notice

These amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

April 30, 2017

	Total Fiscal Year-to-Date Cumulative Distributions by Character					Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BTZ	$0.413418	—	—	$0.009582	$0.423000	98%	—	—	2%	100%

The Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trusts are returned to the shareholder. A return of capital does not necessarily reflect the Trusts’ investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will incrementally reduce the Trusts’ net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at http://www.blackrock.com.

SEMI-ANNUAL REPORT	APRIL 30, 2017	101

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	SEMI-ANNUAL REPORT	APRIL 30, 2017

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-4/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
November 1-30, 2016	N/A	N/A	N/A	5,404,408
December 1-31, 2016	N/A	N/A	N/A	5,404,408
January 1-31, 2017	150,777	$13.0636	150,777	5,253,631
February 1-28, 2017	224,124	$13.1207	224,124	5,029,507
March 1-31, 2017	301,165	$12.9686	301,165	4,728,342
April 1-30, 2017	N/A	N/A	N/A	4,728,342
Total:	676,066	$13.0402	676,066	4,728,342

1The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (5,404,408 common shares), in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

2

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: July 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date: July 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date: July 5, 2017

4